As filed with the Securities and Exchange Commission on April 27, 2015

Registration No. 333-146698

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 15

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 268

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on , pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Opportunity B Share

Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 27, 2015

This Prospectus describes interests in VENTURE® OPPORTUNITY B SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity B Share Variable Annuity Contract for the name of your issuing Company.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we measure your Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B	Global Bond Trust	Lifestyle Moderate MVP
American Asset Allocation Trust	High Yield Trust	Lifestyle Moderate PS Series
American Global Growth Trust	International Core Trust	Mid Cap Index Trust
American Growth Trust	International Small Company Trust	Mid Cap Stock Trust
American Growth-Income Trust	Investment Quality Bond Trust	Mid Value Trust
American International Trust	International Value Trust	Money Market Trust[2]
American New World Trust	Lifestyle Balanced MVP	Mutual Shares Trust
Bond Trust	Lifestyle Balanced PS Series	Small Cap Growth Trust
Core Bond Trust[1]	Lifestyle Conservative MVP	Small Cap Value Trust
Core Strategy Trust	Lifestyle Conservative PS Series	Total Bond Market Trust B
Franklin Templeton Founding Allocation Trust	Lifestyle Growth MVP	Ultra Short Term Bond Trust
Fundamental Large Cap Value Trust[2]	Lifestyle Growth PS Series	Value Trust
Global Trust

[1]	Successor to Total Return Trust.
[2]	Successor to Fundamental Value Trust.
[3]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuitiesnewyork.com	(800) 551-2078

0415:70399

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: A guaranteed minimum withdrawal benefit Rider’s Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.

Age 95 Contract Anniversary: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life® – Joint Life Series Riders, the older Covered Person).

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Enhanced Death Benefit Rider.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on page ii of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract - Pay-Out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

1

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Period: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.

DCA Fixed Investment Option: An Investment Option, held in the Company’s General Account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options.

Excess Withdrawal: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Income Plus For Life® 2.08 Series Riders: Both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

Income Plus For Life® 5.09 Series Riders: Both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09.

Income Plus For Life® 5.10 Series Riders: Both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

2

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A term used with a guaranteed minimum withdrawal benefit Rider that means a reduction of the Benefit Base if you take Excess Withdrawals.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

3

Step-Up: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Step-Up Date: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

4

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. A Contract purchased for any Qualified Plan does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal (or “GMWB”) benefits called the “Income Plus For Life® Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Enhanced Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may be either variable or fixed, depending upon your choice.

5

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract – Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we will accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elected a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Variable Investment Options. You may invest in any of the available Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Your Investment Option choices may be limited if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

6

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® (“IPFL”) Series Rider may affect the benefits under the Rider (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Enhanced Death Benefit Rider

•	Annual Step-Up Death Benefit

Appendix C: Guaranteed Minimum Withdrawal Benefit Riders

•	Income Plus For Life® 5.10;

•	Income Plus For Life – Joint Life® 5.10;

•	Income Plus For Life® 5.09;

•	Income Plus For Life – Joint Life® 5.09;

•	Income Plus For Life® 2.08; or

•	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life®

7

5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08. We use the term “Income Plus For Life® (or “IPFL”) Series Riders” to refer to all six Riders.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Variable Investment Options we make available for these Riders (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). We also reserve the right to impose additional restrictions on Investment Options at any time.

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any tax-deferral benefits in addition to those provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

8

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Opportunity B Share Contract. These fees and expenses are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you pay into the Contract, surrender the Contract, or potentially when you transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Withdrawal Charge[2]
(as percentage of Purchase Payments)
First Year	6.00%
Second Year	6.00%
Third Year	5.00%
Fourth Year	5.00%
Fifth Year	4.00%
Sixth Year	3.00%
Seventh Year	2.00%
Thereafter	0%

Transfer Fee[3]
Maximum Fee	$ 25
Current Fee	$ 0

[1]	State premium taxes, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]

The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

9

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$30

Annual Separate Account Expenses[2]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	1.20%
Administration Fee (asset based)	0.15%

Total Annual Separate Account Expenses[2]	1.35%
(With No Optional Riders Reflected)

Optional Benefits
Annual Step-Up Death Benefit Fee[2]	0.20%
Total Annual Separate Account Expenses[4]	1.55%
Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%

Total Fees and Expenses other than Portfolio Expenses[6]	2.75%

[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee and Administration Fee as well as the Annual Step-Up Death Benefit Fee, as applicable.
[5]

See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base.

[6]

For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Other Fees deducted from Contract Value
Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)

	Income Plus For Life® 2.08[1]	Income Plus For Life – Joint Life® 2.08[1]	Income Plus For Life® 5.09[1]	Income Plus For Life – Joint Life® 5.09[1]	Income Plus For Life® 5.10[1]	Income Plus For Life – Joint Life® 5.10[1]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.90%	0.90%	1.00%	1.00%

[1]

The current charge for each of the IPFL Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

10

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture Opportunity B Share with IPFL 5.10 Series Rider		Venture Opportunity B Share without IPFL 5.10 Series Rider

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2014)	Minimum	Maximum	Minimum	Maximum

Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.25%	0.81%	0.25%	1.18%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invested $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with any Income Plus For Life® Series Rider and Annual Step-Up Death Benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$929	$1,612	$2,321	$4,105
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$371	$1,139	$1,943	$4,105

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invested $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$732	$995	$1,277	$1,956
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$168	$522	$899	$1,956

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

11

IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict and/or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

12

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ

13

for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments, however, results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, Lifestyle Moderate MVP, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHVIT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Capital Research and Management Company (Adviser to the Master Fund, American Funds Insurance Series)
American Asset Allocation Trust Series III	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Global Growth Trust (successor to American Global Small Capitalization Trust) Series III	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world that have potential for growth.

14

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

American Growth Trust Series III	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust Series III	Seeks to provide growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American International Trust Series III	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust Series III	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

Declaration Management & Research LLC
Total Bond Market Trust B Series NAV	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

Dimensional Fund Advisors LP
International Small Company Trust Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primary invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Franklin Mutual Advisers, LLC
Mutual Shares Trust Series I	Seeks capital appreciation, which may occasionally be short-term; income is a secondary objective. To do this, the Portfolio invests primarily in equity securities of companies of any nation where the market prices are believed to be less than their value.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust Series I	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in equity investments in companies from developed markets outside the U.S.

15

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Invesco Advisers, Inc.
Value Trust Series I	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond Trust Series I	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Franklin Templeton Founding Allocation Trust Series I	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three JHVIT Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Fundamental Large Cap Value Trust (successor to Fundamental Value Trust) Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its total assets in equity securities of companies with a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.[1]

Ultra Short Term Bond Trust Series I

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B Series NAV	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index[2] and securities that as a group will behave in a manner similar to the Index.

Mid Cap Index Trust Series I	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P Midcap 400® Index[2] and securities that as a group behave in a manner similar to the Index.

Money Market Trust Series I

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

16

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Strategy Trust Series I	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced MVP Series I	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series Series I	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that normally invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP Series I	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

17

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Conservative PS Series Series I	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that normally invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Growth MVP Series I	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series Series I	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that normally invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate MVP Series I	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

18

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Moderate PS Series Series I	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that normally invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Pacific Investment Management Company LLC
Global Bond Trust Series I	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

T. Rowe Price Associates, Inc.
Mid Value Trust Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P Midcap 400® Index[2] or the Russell Midcap® Value Index.[1]

Templeton Global Advisors Limited
Global Trust (successor to Natural Resources Trust) Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC
International Value Trust[3] Series I	Seeks long-term growth of capital. To do this, the Portfolio invests at least 85% of its net assets in foreign (non-U.S.) equity securities.

Wellington Management Company, LLP
Investment Quality Bond Trust Series I	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust Series I	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Small Cap Growth Trust Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

19

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Wells Capital Management, Incorporated
Core Bond Trust (successor to Total Return Trust) Series I	Seeks total return consisting of income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Western Asset Management Company
High Yield Trust[4] Series I	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

[1]

“Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the Russell 3000® Index ranged from $21 million to $748 billion, and the Russell 2000® Index ranged from $21 million to $10.3 billion. As of February 28, 2015, the lowest market capitalization of companies included in the Russell 1000® Value Index was $4.3 billion, and as of February 28, 2015, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $244.2 million to $34.7 billion.

[2]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the S&P 500® Index ranged from $3 billion to $753.4 billion, and as of February 28, 2015, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $1 billion to $16.7 billion.

[3]	The International Value Trust is sub-subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.
[4]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

20

V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VII. Federal Tax Matters,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. We designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.

•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.

•

(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a GMWB Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

21

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars. We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;

•	no automatic withdrawal program from your Contract is in effect; and

•	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution,” and you should consult with a qualified tax advisor for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

22

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or

•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(ii)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(iii)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

23

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program; (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

24

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option or, if available, from a DCA Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. The DCA Fixed Investment Option will no longer be available for new Purchase Payments received after June 20, 2014.

You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the

25

program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit Asset Rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing Program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Contracts issued in connection with Section 403(b) Plans. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

26

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. We do not issue new Contracts or optional benefit Riders. Accordingly, in the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program (“SWP”), which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an SWP withdrawal). If additional withdrawals, outside the SWP program, are taken from a Contract in the same Contract Year in which an SWP program is in effect, SWP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The SWP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Systematic Withdrawal Program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with a guaranteed minimum withdrawal benefit Rider. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.

Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a general description of the Income Plus For Life® Series optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to

27

make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•	the Contract Value; or

•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

28

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).

•	We waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning Spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see Appendix B: “Enhanced Death Benefit Rider” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at

29

least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.

30

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We make one or more additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® Series Riders. If you purchased a Contract with an IPFL Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL Series Riders. For the IPFL – Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL Series Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL – Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life Series Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is

31

more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we do not use sex distinct tables for Contracts issued in connection with certain employer sponsored retirement plans, with Contracts issued to residents of Massachusetts or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.83%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for additional information.

32

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

A change of ownership may result in termination of a minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

33

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.

Loans

Loans are not available under the Contract.

34

VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see Appendix B: “Enhance Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) any withdrawal guaranteed under a Rider attached to the Contract; (iii) certain other “free Withdrawal Amounts” described below; (iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years; (v) payment of the Death Benefit; or (vi) Required Minimum Distributions with respect to the Contract. In no event will the total withdrawal charges exceed 6.00% of the amount invested.

We first allocate a withdrawal to a “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess is allocated to Purchase Payments which are liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

John Hancock USA & John Hancock NY Withdrawal Charge* (as percentage of Purchase Payments)

First Year	6.00%
Second Year	6.00%
Third Year	5.00%
Fourth Year	5.00%
Fifth Year	4.00%
Sixth Year	3.00%
Seventh Year	2.00%
Thereafter	0%

*	The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any withdrawal charge, any applicable Contract fees, any applicable Rider fees and any taxes from the Contract Value. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

35

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charges.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay such total withdrawal; and

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in good order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see “VII. Federal Tax Matters”).

Annual Contract Fee

We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.

36

Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge is reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the Contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In no event do we permit reduction or elimination of the charges or deductions where that reduction or elimination would be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial advisor.

37

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 3.50% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rates[1]
State	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
ME2	0.00%	2.00%
NV	0.00%	3.50%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

38

VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

39

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more or less than, or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis

40

transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract,. any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

41

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular

42

subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A new Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

43

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

44

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe RMD rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

45

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5 taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information about the impact of withdrawals.

46

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By

47

maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your Spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

48

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

49

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan”).

If you are considering making a rollover transfer from a Section 403(b) Plan to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

50

VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial advisor who sold you a Contract typically will receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial advisor’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements may have differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

51

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay or have previously paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial advisors who are registered representatives of such firms may have been motivated to sell the contracts of one issuer over another issuer or one product over another product.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees or other obligations.

52

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
John Hancock Variable Insurance Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
John Hancock Variable Insurance Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2014 and 2013, and its Separate Account financial statements for the year ended December 31, 2014 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31,2014, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

53

Appendix A: Examples of Calculation of Withdrawal Charges

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount, which equals the greater of:

•	10% of all purchase payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $20,000 = $1,200.

•	The total withdrawal charge is $1,500 + $1,200 = $2,700.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $15,000 = $900.

•	The total withdrawal charge is $1,500 + $900 = $2,400.

Example 3. If you take a withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount for the partial, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

b)	Since the withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

c)	When the Contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of:

•	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000.

d)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000.

e)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $20,000 = $1,200.

•	The total withdrawal charge is $1,500 + $1,200 = $2,700.

A-1

Appendix B: Enhanced Death Benefit Rider

This Appendix provides a general description of the enhanced death benefit Rider that may have been available at the time you purchased a Venture® Opportunity B Share Contract. If you purchased an enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Rider applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

Annual Step-Up Death Benefit

You may have elected the Annual Step-Up Death Benefit:

•	for an additional charge of 0.20% of the value of the Variable Investment Options;

•	as long as you met our issue age requirements (see below); and

•

if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the Spouse of the decedent and own the IRA in your own name.

For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.

The Annual Step-Up Death benefit was only available at Contract issue and cannot be revoked once elected.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

In the majority of states, for Contracts issued after June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.

For all Contracts issued in California and Illinois and all Contracts issued prior to June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:

(a)	the date the Contract terminates;

(b)	the earlier of the Annuity Commencement Date or the Maturity Date; or

(c)	the date on which the Annual Step-Up Death Benefit is paid.

B-1

However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, and subject to our issue age rules, the Spouse may elect to continue the Contract (including the Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If your Contract is connected with a Qualified Plan, including an IRA, you should have considered the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

B-2

Appendix C: Guaranteed Minimum Withdrawal Benefit Riders

This Appendix describes the following guaranteed minimum withdrawal benefit (“GMWB”) Riders that you may have elected when you purchased a Contract:

Income Plus For Life® (or “IPFL”) Series Riders:

•	Income Plus For Life® 5.10;

•	Income Plus For Life – Joint Life® 5.10;

•	Income Plus For Life® 5.09;

•	Income Plus For Life – Joint Life® 5.09;

•	Income Plus For Life® 2.08; or

•	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

If you purchased any of these GMWB Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

Features of the Income Plus For Life® 5.10 Series Riders

Covered Person(s)

The Income Plus For Life® 5.10 Series Riders provide a lifetime income guarantee based on a single life (IPFL 5.10) or on the lifetime durations of two Covered Persons (IPFL – Joint Life 5.10).

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person is no longer a Covered Person under the Rider. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Income Plus For Life® 5.10 Series Riders

You could have elected an Income Plus For Life® 5.10 Series Rider at the time you purchased your Contract. You may have elected to purchase an IPFL 5.10 Series Rider only at the time you purchased your Contract. Once you elected a Rider and the right to cancel your Contract period expired, you may not revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a guaranteed minimum withdrawal benefit Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and is irrevocable (unless we increase the Rider fee; we charge an additional fee for each IPFL 5.10 Series Rider).

Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce, limit or terminate benefits available under the Rider.

Rider Fees

We charge an additional fee on each Contract Anniversary for an IPFL 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of your Investment Accounts in each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 5.10 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the IPFL 5.10 or IPFL – Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased an Income Plus For Life® 5.10 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date; or

•

(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

•

(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);

•

(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but

•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

•

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor for additional information.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and Income Plus For Life® 5.10 Series Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;

•	no automatic withdrawal program from your Contract is in effect; and

•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or

•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or

•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or

•

(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with Income Plus For Life 5.10 Series Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial advisor or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under an Income Plus For Life 5.10 Series Rider as a result of Additional Purchase Payments.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 5.10) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life® 5.10) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (IPFL – Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 = 4.75% × $100,000.

We reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 5.10 Series Rider’s Benefit Base, and/or increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) will turn age 65 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 65. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).

We reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® 5.10 – 5%

•

Income Plus For Life – Joint Life® 5.10 – 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the IPFL – Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the IPFL 5.10 Rider.

The Benefit Rate(s) in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Availability of Investment Options Under Income Plus For Life® 5.10 Series Riders

If you purchased one of our Income Plus For Life® 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	Core Strategy Trust

•	Lifestyle Balanced MVP

•	Lifestyle Balanced PS Series

•	Lifestyle Conservative MVP

•	Lifestyle Conservative PS Series

•	Lifestyle Growth MVP

•	Lifestyle Growth PS Series

•	Lifestyle Moderate MVP

•	Lifestyle Moderate PS Series

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the DCA Fixed Investment Option or any other Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The currently available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 5.10 (currently available version, effective May 3, 2010)	20% 9% 17% 3% 6% 13% 3% 9% 20%	500 Index B American Growth-Income Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market Trust B
Core Plus Balanced Toward Growth 5.10 (currently available version, effective May 3, 2010)	26% 9% 14% 9% 6% 7% 3% 12% 14%	500 Index B American Growth-Income Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market Trust B

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolios’ prospectuses carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base increases by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base equals $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 is added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base is $110,000 ($100,000 + $10,000).

Credits. We offered the Rider with the following Credit features:

•	Annual Credit Rate – 5.00%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•

Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 5.10 Rider.

The Credit Rate and Credit Periods in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchase a Contract with an IPFL 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000
($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000
($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount Adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the IPFL 5.10 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

On the date of this Prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit Rate in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

The Ten Year Credit does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only have purchased the Rider based on the value of the other features it provides.

Step-Ups. Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance. We offered the Income Plus For Life® 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.

The Step-Up Dates in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount equals the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee is based on the increased Benefit Base.

We reserve the right to increase the rate of the fee for the IPFL 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an IPFL 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an IPFL 5.10 Rider when you, the Covered Person, were 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 5.10 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period.

Excess Withdrawals. For the IPFL 5.10 Series Riders, an Excess Withdrawal is:

•

a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see “Benefit Rate” above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•	a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider when you were age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% × $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life – Joint Life®5.10): Assume that you purchased a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% × $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 = 5% × $80,000.

If your Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 – $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 – $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 reduces the Benefit Base to $105,500 ($110,000 – $4,500).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base minus the amount of the withdrawal
($110,000 – $10,000). The new Lifetime Income Amount is $3,800 = 4.75% × $80,000.

If the Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 – $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 – $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 reduces the Benefit Base to $105,225 ($110,000 – $4,775).

We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:

•	if the withdrawals are taken under our Life Expectancy Distribution Program, or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” in this section, below. The IPFL 5.10 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.

We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” in this section, below).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 5.10 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the program until you re-enroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy Program withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an Income Plus For Life® 5.10 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reset annual withdrawal amounts under your Rider. Please refer to the applicable “Features” section for more details regarding the effect that withdrawals made after the Lifetime Income Date have on your Rider’s guarantees. The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased an Income Plus For Life® 5.10 Series Rider, we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

•

you purchased the IPFL 5.10 Rider before the Covered Person (younger Covered Person for IPFL – Joint Life 5.10) turned age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.

If you take an Excess Withdrawal, we reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by

¡	the Withdrawal Amount; divided by

¡	the Contract Value before the withdrawal.

EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000). If instead you first take a withdrawal of $5,000, we reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.

Automated withdrawals under our Life Expectancy Distribution Program reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year reduce the Guaranteed Minimum Death Benefit in the same manner described above.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year; and

•	there were no Excess Withdrawals during that Contract Year; and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.

The settlement amount we pay to you under the Rider varies as follows:

•

If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

(for IPFL 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•

(for IPFL – Joint Life 5.10) If you purchased the Rider before the younger Covered Person turned age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life® 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you will receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our Income Plus For Life® 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” above).

Income Plus For Life® 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 5.10:

1. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse

•    may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•    continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Spouse to opt out of an increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse

•    may continue in the same manner as 1.

•    enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•    does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base (reflecting the initial death benefit) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

3. The Covered Person and the Beneficiary is the deceased Owner’s Spouse	• ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the IPFL 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an IPFL – Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 5.10 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 5.10 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 5.10 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an IPFL – Joint Life 5.10 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 5.10 Series Rider once it is in effect. However, an IPFL 5.10 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for IPFL 5.10) the death of the Covered Person;

•	(for IPFL – Joint Life 5.10) the death of the last Covered Person remaining under the Rider; or

•	termination of the Contract.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Features of Income Plus For Life® 5.09 Series Riders

This section describes only those features of the Income Plus For Life® 5.09 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 5.09 Series Riders. The fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) is age 58 1/2 or older at the time.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 59 1/2. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 7.09 (closed version – available July 27, 2009 to May 2, 2010)	20% 9% 15% 3% 15% 6% 3% 9% 20%	500 Index B American Growth-Income Bond American Growth High Yield American International Mid Cap Stock Mutual Shares Total Bond Market B
Core Plus Balanced Toward Growth 7.09 (closed version – available July 27, 2009 to May 2, 2010)	26% 9% 9% 9% 12% 6% 3% 12% 14%	500 Index B American Growth-Income Bond American Growth High Yield American International Mid Cap Stock Mutual Shares Total Bond Market B

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income (closed version – available May 1 to July 26, 2009)	24% 15% 3% 3% 6% 12% 9% 9% 16% 3%	500 Index B Bond American Global Growth American Growth American Growth-Income Global Investment Quality Bond Mutual Shares Total Bond Market B Value
Core Plus Balanced to Growth (closed version – available May 1 to July 26, 2009)	30% 9% 3% 6% 15% 6% 6% 12% 10% 3%	500 Index B Bond American Global Growth American Growth American Growth-Income Global Investment Quality Bond Mutual Shares Total Bond Market B Value

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Features of Income Plus For Life® 2.08 Series Riders

This section describes only those features of the Income Plus For Life® (or “IPFL”) 2.08 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 2.08 Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

•	(for IPFL 2.08) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on or immediately after the date you turn age 59 1/2 .

•

(for IPFL – Joint Life 2.08) both you and your Spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1/2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Increases in Guaranteed Amounts

Credits. We offered the Income Plus For Life® 2.08 Rider with the following Credit features:

•	Annual Credit Rate – 7%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the IPFL 2.08 Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® 2.08): Assume that you purchase a Contract with an IPFL 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® 2.08): Assume that you purchase a Contract with an IPFL – Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,083 (4.75% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,415 (4.75% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,337 (4.75% × $112,350).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® 2.08 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turns age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you purchased this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only have purchased the Rider based on the value of the other features it provides.

Restrictions on Investment Options Under Income Plus For Life® 2.08 Series Riders

If you purchased one of our Income Plus For Life® 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	American Asset Allocation Trust (restricted May 4, 2009)

•	Core Strategy Trust

•	Franklin Templeton Founding Allocation Trust (restricted May 4, 2009)

•	Lifestyle Balanced MVP

•	Lifestyle Balanced PS Series

•	Lifestyle Conservative MVP

•	Lifestyle Conservative PS Series

•	Lifestyle Growth MVP

•	Lifestyle Growth PS Series

•	Lifestyle Moderate MVP

•	Lifestyle Moderate PS Series

•	Money Market Trust (restricted May 4, 2013)

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from the DCA Fixed Investment Option or any other Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above (other than the Money Market Investment Option) on the last day it was available, you may continue to allocate Additional Purchase Payments (if not otherwise restricted) to that restricted individual Investment Option. For the Money Market Investment Option, however, even if all or a portion of your Contract Value was allocated to that Investment Option on the last day it was available, you may not allocate any Additional Purchase Payments to that Investment Option. Also, you may not transfer amounts from another

Investment Option to any of the restricted individual Investment Options. If you transfer all of your Contract Value out of a restricted individual Investment Option to any of the available individual Investment Options or to any Model Allocation, you may no longer use the restricted Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectus for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolios’ prospectuses carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth and Income 5.09 (closed version – available May 4 to July 26, 2009) [1]	3% 3% 3% 3% 9% 15% 15% 9% 24% 16%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond 500 Index B Total Bond Market B
Core Plus Balanced Toward Growth 5.09 (closed version – available May 4 to July 26, 2009) [1]	3% 6% 6% 3% 12% 15% 9% 6% 30% 10%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond 500 Index B Total Bond Market B

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Balanced: Growth & Income 9.08 (closed version – available September 2, 2008 to May 1, 2009) [1]	5% 5% 5% 5% 15% 25% 25% 15%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Balanced Toward Growth 9.08 (closed version – available September 2, 2008 to May 1, 2009) [1]	5% 10% 10% 5% 20% 25% 15% 10%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Growth Focus 9.08 (closed version – available September 2, 2008 to May 1, 2009) [1]	5% 5% 15% 10% 5% 20% 30% 10%	American Global Growth Mid Cap Stock American Growth Global Value Mutual Shares American Growth-Income Bond
Balanced: Growth & Income 2.08 (closed version – available February 11, 2008 to August 29, 2008)[1]	5% 5% 5% 5% 15% 25% 25% 15%	American Global Growth American Growth Global Mid Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Balanced Toward Growth 2.08 (closed version – available February 11, 2008 to August 29, 2008)[1]	5% 10% 10% 5% 20% 25% 15% 10%	American Global Growth American Growth Global Mid Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Growth Focus 2.08 (closed version, available February 11, 2008 to August 29, 2008)[1]	5% 5% 15% 10% 5% 20% 30% 10%	American Global Growth Mid Cap Stock American Growth Global Mid Value Mutual Shares American Growth-Income Bond

[1]

If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® Opportunity B Share Contracts with no optional benefit Riders; and

•	Venture® Opportunity B Share Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity B Share, Prior Sales

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

Venture Opportunity B Share Variable Annuity

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - NAV Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	17.472	17.422	15.403	12.500	—	—	—	—
Value at End of Year	—	—	—	17.472	17.422	15.403	—	—	—	—
No. of Units	—	—	—	418,566	234,999	81,058	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	17.380	17.364	15.383	12.500	—	—	—	—
Value at End of Year	—	—	—	17.380	17.364	15.383	—	—	—	—
No. of Units	—	—	—	151,524	101,192	38,507	—	—	—	—
500 Index Trust B - NAV Shares (units first credited 11-02-2012)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.464	12.639	12.500	—	—	—	—	—	—	—
Value at End of Year	18.424	16.464	12.639	—	—	—	—	—	—	—
No. of Units	593,295	627,284	688,098	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.425	12.635	12.500	—	—	—	—	—	—	—
Value at End of Year	18.345	16.425	12.635	—	—	—	—	—	—	—
No. of Units	203,109	214,953	239,008	—	—	—	—	—	—	—
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	14.029	12.817	13.561	11.614	9.297	12.500	—	—	—
Value at End of Year	—	—	14.029	12.817	13.561	11.614	9.297	—	—	—
No. of Units	—	—	6,937	7,865	4,874	4,060	529	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	13.893	12.718	13.483	11.570	9.281	12.500	—	—	—
Value at End of Year	—	—	13.893	12.718	13.483	11.570	9.281	—	—	—
No. of Units	—	—	3,244	3,912	2,880	548	—	—	—	—
American Asset Allocation Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.439	14.279	12.460	12.471	11.232	9.195	12.500	—	—	—
Value at End of Year	18.134	17.439	14.279	12.460	12.471	11.232	9.195	—	—	—
No. of Units	202,096	222,138	249,069	257,913	264,613	253,439	61,761	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.234	14.140	12.364	12.399	11.189	9.178	12.500	—	—	—
Value at End of Year	17.886	17.234	14.140	12.364	12.399	11.189	9.178	—	—	—
No. of Units	93,817	94,757	95,040	97,504	102,037	95,899	28,329	—	—	—
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	11.549	11.818	10.668	8.462	12.500	—	—	—
Value at End of Year	—	—	—	11.549	11.818	10.668	8.462	—	—	—
No. of Units	—	—	—	526,654	387,729	243,798	36,789	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	11.460	11.750	10.628	8.447	12.500	—	—	—
Value at End of Year	—	—	—	11.459	11.750	10.628	8.447	—	—	—
No. of Units	—	—	—	269,082	218,976	162,616	18,688	—	—	—
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	12.365	11.135	12.500	—	—	—
Value at End of Year	—	—	—	—	12.981	12.365	11.135	—	—	—
No. of Units	—	—	—	—	486,829	278,803	34,283	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	12.319	11.115	12.500	—	—	—
Value at End of Year	—	—	—	—	12.906	12.319	11.115	—	—	—
No. of Units	—	—	—	—	280,164	195,156	18,793	—	—	—
American Global Growth Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.810	13.981	11.570	12.875	11.673	8.319	12.500	—	—	—
Value at End of Year	17.978	17.810	13.981	11.570	12.875	11.673	8.319	—	—	—
No. of Units	77,270	78,745	20,290	19,400	9,685	5,262	1,819	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.602	13.845	11.481	12.801	11.629	8.305	12.500	—	—	—
Value at End of Year	17.732	17.602	13.845	11.481	12.801	11.629	8.305	—	—	—
No. of Units	53,347	53,514	11,598	12,175	11,513	5,027	1,806	—	—	—
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	11.475	9.843	12.353	10.221	6.428	12.500	—	—	—
Value at End of Year	—	—	11.475	9.843	12.353	10.221	6.428	—	—	—
No. of Units	—	—	86,683	92,414	69,211	71,547	15,857	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	11.363	9.767	12.282	10.182	6.417	12.500	—	—	—
Value at End of Year	—	—	11.363	9.767	12.282	10.182	6.417	—	—	—
No. of Units	—	—	57,554	63,014	48,688	48,986	7,999	—	—	—
American Growth Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.878	13.153	11.310	11.978	10.229	7.442	12.500	—	—	—
Value at End of Year	18.063	16.878	13.153	11.310	11.978	10.229	7.442	—	—	—
No. of Units	265,139	284,896	319,930	320,421	230,390	145,233	25,498	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.681	13.025	11.222	11.909	10.190	7.428	12.500	—	—	—
Value at End of Year	17.816	16.681	13.025	11.222	11.909	10.190	7.428	—	—	—
No. of Units	155,779	162,185	175,195	184,294	147,871	102,284	10,363	—	—	—
American Growth-Income Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.464	13.259	11.438	11.799	10.732	8.287	12.500	—	—	—
Value at End of Year	19.062	17.464	13.259	11.438	11.799	10.732	8.287	—	—	—
No. of Units	562,683	612,397	711,494	198,722	192,345	176,039	32,179	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.259	13.130	11.349	11.731	10.692	8.272	12.500	—	—	—
Value at End of Year	18.801	17.259	13.130	11.349	11.731	10.692	8.272	—	—	—
No. of Units	325,951	347,139	392,914	138,372	131,286	109,651	13,192	—	—	—
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	16.998	15.175	15.103	13.314	9.695	12.500	—	—	—
Value at End of Year	—	—	16.998	15.175	15.103	13.314	9.695	—	—	—
No. of Units	—	—	114,318	117,431	108,748	35,478	819	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	16.832	15.057	15.016	13.264	9.678	12.500	—	—	—
Value at End of Year	—	—	16.832	15.057	15.016	13.264	9.678	—	—	—
No. of Units	—	—	39,093	40,248	38,063	14,305	399	—	—	—
American International Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.262	11.890	10.219	12.050	11.388	8.064	12.500	—	—	—
Value at End of Year	13.697	14.262	11.890	10.219	12.050	11.388	8.064	—	—	—
No. of Units	222,273	219,830	238,941	232,447	123,089	26,963	1,059	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.095	11.774	10.140	11.981	11.345	8.050	12.500	—	—	—
Value at End of Year	13.509	14.095	11.774	10.140	11.981	11.345	8.050	—	—	—
No. of Units	94,281	91,828	95,678	96,822	60,097	15,056	864	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
American New World Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.481	13.181	11.351	13.381	11.510	7.801	12.500	—	—	—
Value at End of Year	13.151	14.481	13.181	11.351	13.381	11.510	7.801	—	—	—
No. of Units	8,030	9,300	12,772	13,870	11,028	7,977	1,393	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.312	13.053	11.263	13.304	11.467	7.787	12.500	—	—	—
Value at End of Year	12.971	14.312	13.053	11.263	13.304	11.467	7.787	—	—	—
No. of Units	10,891	10,579	10,351	9,773	7,608	2,928	—	—	—	—
Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	16.327	16.383	14.749	12.500	—	—	—	—
Value at End of Year	—	—	—	16.327	16.383	14.749	—	—	—	—
No. of Units	—	—	—	2,969	806	586	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	16.241	16.329	14.730	12.500	—	—	—	—
Value at End of Year	—	—	—	16.241	16.329	14.730	—	—	—	—
No. of Units	—	—	—	2,884	2,196	850	—	—	—	—
Bond Trust - Series I Shares (units first credited 10-28-2011)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.830	13.184	12.568	12.500	—	—	—	—	—	—
Value at End of Year	13.358	12.830	13.184	12.568	—	—	—	—	—	—
No. of Units	758,293	784,605	740,443	698,371	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.774	13.153	12.563	12.500	—	—	—	—	—	—
Value at End of Year	13.273	12.774	13.153	12.563	—	—	—	—	—	—
No. of Units	391,766	403,557	364,988	349,034	—	—	—	—	—	—
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	13.068	11.662	12.101	11.099	8.986	12.500	—	—	—
Value at End of Year	—	—	13.068	11.662	12.101	11.099	8.986	—	—	—
No. of Units	—	—	67,907	74,097	63,566	66,705	12,975	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	12.941	11.572	12.031	11.058	8.970	12.500	—	—	—
Value at End of Year	—	—	12.941	11.572	12.031	11.058	8.970	—	—	—
No. of Units	—	—	35,342	35,403	32,360	29,764	1,808	—	—	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	15.683	16.136	14.734	12.500	—	—	—	—
Value at End of Year	—	—	—	15.683	16.136	14.734	—	—	—	—
No. of Units	—	—	—	26,699	17,504	6,350	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	15.599	16.082	14.714	12.500	—	—	—	—
Value at End of Year	—	—	—	15.599	16.082	14.714	—	—	—	—
No. of Units	—	—	—	8,304	7,666	6,141	—	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	16.241	16.273	14.701	12.500	—	—	—	—
Value at End of Year	—	—	—	16.241	16.273	14.701	—	—	—	—
No. of Units	—	—	—	71,392	66,254	24,445	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	16.155	16.220	14.682	12.500	—	—	—	—
Value at End of Year	—	—	—	16.155	16.220	14.682	—	—	—	—
No. of Units	—	—	—	29,792	19,800	3,758	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	6.269	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	6.258	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	17.124	15.613	15.670	14.429	12.500	—	—	—	—
Value at End of Year	—	—	17.124	15.613	15.670	14.429	—	—	—	—
No. of Units	—	—	60,634	53,303	33,752	6,961	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	16.999	15.530	15.618	14.410	12.500	—	—	—	—
Value at End of Year	—	—	16.999	15.530	15.618	14.410	—	—	—	—
No. of Units	—	—	38,932	43,234	32,517	10,066	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	17.016	15.217	15.960	14.882	12.500	—	—	—	—
Value at End of Year	—	—	17.016	15.217	15.960	14.882	—	—	—	—
No. of Units	—	—	23,544	25,188	19,533	3,251	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	16.892	15.137	15.907	14.862	12.500	—	—	—	—
Value at End of Year	—	—	16.892	15.137	15.907	14.862	—	—	—	—
No. of Units	—	—	39,847	38,645	27,738	7,777	—	—	—	—
Core Strategy Trust - Series I Shares (units first credited 04-29-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.626	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.265	13.626	—	—	—	—	—	—	—	—
No. of Units	293,262	310,255	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.608	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.217	13.608	—	—	—	—	—	—	—	—
No. of Units	243,928	255,274	—	—	—	—	—	—	—	—
Franklin Templeton Founding Allocation Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.766	13.658	11.908	12.242	11.212	8.644	12.500	—	—	—
Value at End of Year	17.039	16.766	13.658	11.908	12.242	11.212	8.644	—	—	—
No. of Units	75,126	79,993	87,505	84,051	85,562	76,197	19,327	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.570	13.525	11.816	12.171	11.170	8.629	12.500	—	—	—
Value at End of Year	16.806	16.570	13.525	11.816	12.171	11.170	8.629	—	—	—
No. of Units	72,222	74,672	77,039	63,414	64,198	61,561	18,799	—	—	—
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	13.544	12.159	12.411	11.362	9.048	12.500	—	—	—
Value at End of Year	—	—	13.544	12.159	12.411	11.362	9.048	—	—	—
No. of Units	—	—	129,105	130,908	127,676	133,402	41,745	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	13.413	12.065	12.339	11.319	9.032	12.500	—	—	—
Value at End of Year	—	—	13.413	12.065	12.339	11.319	9.032	—	—	—
No. of Units	—	—	97,458	91,341	96,192	93,985	30,985	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Fundamental Large Cap Value Trust - Series I Shares (units first credited 12-06-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.840	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.012	12.840	—	—	—	—	—	—	—	—
No. of Units	17,049	10,023	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.838	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.983	12.838	—	—	—	—	—	—	—	—
No. of Units	11,930	4,421	—	—	—	—	—	—	—	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.530	12.549	11.219	11.818	10.591	8.146	12.500	—	—	—
Value at End of Year	—	16.530	12.549	11.219	11.818	10.591	8.146	—	—	—
No. of Units	—	9,830	13,043	11,891	6,477	3,035	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.336	12.426	11.132	11.750	10.551	8.132	12.500	—	—	—
Value at End of Year	—	16.336	12.426	11.132	11.750	10.551	8.132	—	—	—
No. of Units	—	6,238	6,199	10,870	3,604	1,460	—	—	—	—
Global Bond Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.920	15.989	15.143	14.070	12.929	11.357	12.500	—	—	—
Value at End of Year	15.056	14.920	15.989	15.143	14.070	12.929	11.357	—	—	—
No. of Units	9,710	12,568	14,429	14,583	10,189	5,204	1,329	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.745	15.833	15.026	13.989	12.881	11.337	12.500	—	—	—
Value at End of Year	14.850	14.745	15.833	15.026	13.989	12.881	11.337	—	—	—
No. of Units	6,329	5,848	5,717	5,446	6,130	4,444	61	—	—	—
Global Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.810	12.998	10.822	11.669	10.975	8.468	12.500	—	—	—
Value at End of Year	16.153	16.810	12.998	10.822	11.669	10.975	8.468	—	—	—
No. of Units	83,224	81,847	97,400	107,796	103,664	96,230	18,945	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.613	12.871	10.738	11.601	10.934	8.453	12.500	—	—	—
Value at End of Year	15.932	16.613	12.871	10.738	11.601	10.934	8.453	—	—	—
No. of Units	60,115	57,657	65,193	71,511	67,390	62,317	7,211	—	—	—
High Yield Trust - Series I Shares (units first credited 04-29-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.753	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.596	12.753	—	—	—	—	—	—	—	—
No. of Units	164,224	162,997	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.736	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.554	12.736	—	—	—	—	—	—	—	—
No. of Units	57,085	56,171	—	—	—	—	—	—	—	—
International Core Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.811	11.200	9.868	11.061	8.741	—	12.500	—	—	—
Value at End of Year	12.713	13.811	11.200	9.868	11.061	—	8.741	—	—	—
No. of Units	2,750	2,554	3,799	3,758	1,314	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.649	11.091	9.791	10.997	8.725	—	12.500	—	—	—
Value at End of Year	12.539	13.649	11.091	9.791	10.997	—	8.725	—	—	—
No. of Units	1,617	1,632	1,637	4,208	158	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	8.601	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	8.589	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.986	14.430	12.272	14.848	12.266	12.500	—	—	—	—
Value at End of Year	16.522	17.986	14.430	12.272	14.848	12.266	—	—	—	—
No. of Units	2,951	2,324	2,324	2,324	2,324	2,324	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.838	14.340	12.220	14.815	12.262	12.500	—	—	—	—
Value at End of Year	16.353	17.838	14.340	12.220	14.815	12.262	—	—	—	—
No. of Units	674	675	676	958	273	273	—	—	—	—
International Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.611	11.740	9.968	11.594	10.882	8.124	12.500	—	—	—
Value at End of Year	12.612	14.611	11.740	9.968	11.594	10.882	8.124	—	—	—
No. of Units	13,148	13,959	17,977	18,456	12,514	9,174	4,200	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.440	11.625	9.891	11.527	10.841	8.110	12.500	—	—	—
Value at End of Year	12.439	14.440	11.625	9.891	11.527	10.841	8.110	—	—	—
No. of Units	1,376	1,377	1,378	1,593	1,361	1,359	494	—	—	—
Investment Quality Bond Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.450	15.966	15.043	14.108	13.308	11.996	12.500	—	—	—
Value at End of Year	16.077	15.450	15.966	15.043	14.108	13.308	11.996	—	—	—
No. of Units	343,880	360,035	346,815	327,524	228,884	137,858	17,211	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.269	15.811	14.927	14.027	13.258	11.975	12.500	—	—	—
Value at End of Year	15.857	15.269	15.811	14.927	14.027	13.258	11.975	—	—	—
No. of Units	185,172	191,063	172,940	165,415	138,050	98,839	9,161	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.619	14.037	12.719	12.812	11.621	9.008	12.500	—	—	—
Value at End of Year	16.070	15.619	14.037	12.719	12.812	11.621	9.008	—	—	—
No. of Units	552,054	574,482	558,984	533,094	375,299	219,150	40,265	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.436	13.900	12.621	12.738	11.577	8.992	12.500	—	—	—
Value at End of Year	15.850	15.436	13.900	12.621	12.738	11.577	8.992	—	—	—
No. of Units	238,913	296,810	284,190	275,131	210,672	117,436	11,513	—	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.637	—	—	—	—	—	—	—	—	—
Value at End of Year	13.211	12.637	—	—	—	—	—	—	—	—
No. of Units	5,015	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.636	—	—	—	—	—	—	—	—	—
Value at End of Year	13.183	12.636	—	—	—	—	—	—	—	—
No. of Units	41,067	—	—	—	—	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.351	14.979	13.992	13.607	12.639	10.525	12.500	—	—	—
Value at End of Year	15.905	15.351	14.979	13.992	13.607	12.639	10.525	—	—	—
No. of Units	252,241	225,991	255,911	211,496	120,456	55,927	6,226	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.172	14.834	13.884	13.529	12.591	10.507	12.500	—	—	—
Value at End of Year	15.688	15.172	14.834	13.884	13.529	12.591	10.507	—	—	—
No. of Units	58,455	83,659	104,711	105,313	72,088	50,419	5,633	—	—	—
Lifestyle Conservative PS Series - Series II Shares (units first credited 12-06-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.533	—	—	—	—	—	—	—	—	—
Value at End of Year	13.050	12.533	—	—	—	—	—	—	—	—
No. of Units	2,317	—	—	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.985	13.576	12.086	12.449	11.165	8.490	12.500	—	—	—
Value at End of Year	16.112	15.985	13.576	12.086	12.449	11.165	8.490	—	—	—
No. of Units	739,589	823,104	828,872	647,678	373,402	200,575	55,741	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.798	13.444	11.992	12.377	11.123	8.475	12.500	—	—	—
Value at End of Year	15.891	15.798	13.444	11.992	12.377	11.123	8.475	—	—	—
No. of Units	350,110	342,136	352,678	297,521	190,844	101,990	12,485	—	—	—
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.715	—	—	—	—	—	—	—	—	—
Value at End of Year	13.319	12.715	—	—	—	—	—	—	—	—
No. of Units	32,533	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.714	—	—	—	—	—	—	—	—	—
Value at End of Year	13.290	12.714	—	—	—	—	—	—	—	—
No. of Units	13,943	—	—	—	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.936	14.655	13.423	13.296	12.190	9.709	12.500	—	—	—
Value at End of Year	16.499	15.936	14.655	13.423	13.296	12.190	9.709	—	—	—
No. of Units	345,452	391,437	380,966	377,630	255,180	126,035	15,795	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.749	14.512	13.319	13.219	12.144	9.692	12.500	—	—	—
Value at End of Year	16.273	15.749	14.512	13.319	13.219	12.144	9.692	—	—	—
No. of Units	81,565	85,302	92,004	95,076	96,562	62,337	3,213	—	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 12-06-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.596	—	—	—	—	—	—	—	—	—
Value at End of Year	13.161	12.596	—	—	—	—	—	—	—	—
No. of Units	8,518	—	—	—	—	—	—	—	—	—
Mid Cap Index Trust - Series I Shares (units first credited 11-16-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	23.722	18.075	15.595	16.171	13.010	12.500	—	—	—	—
Value at End of Year	25.591	23.722	18.075	15.595	16.171	13.010	—	—	—	—
No. of Units	822	288	290	293	296	299	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	15.529	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	15.529	—	—	—	—	—	—
No. of Units	—	—	—	1,477	—	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	7.735	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	7.721	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Mid Cap Stock Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.770	13.164	10.919	12.188	10.037	7.745	12.500	—	—	—
Value at End of Year	18.937	17.770	13.164	10.919	12.188	10.037	7.745	—	—	—
No. of Units	95,742	101,828	118,659	119,092	64,064	21,069	2,292	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.562	13.036	10.834	12.118	9.999	7.731	12.500	—	—	—
Value at End of Year	18.678	17.562	13.036	10.834	12.118	9.999	7.731	—	—	—
No. of Units	38,926	40,323	45,105	46,477	29,740	12,691	1,415	—	—	—
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	8.138	—	—	—
No. of Units	—	—	—	—	—	—	7,238	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	8.124	—	—	—
No. of Units	—	—	—	—	—	—	1,848	—	—	—
Mid Value Trust - Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	27.571	21.269	18.036	19.228	16.778	12.500	—	—	—	—
Value at End of Year	30.086	27.571	21.269	18.036	19.228	16.778	—	—	—	—
No. of Units	3,970	4,262	5,410	5,039	5,088	4,794	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	27.315	21.113	17.941	19.164	16.756	12.500	—	—	—	—
Value at End of Year	29.747	27.315	21.113	17.941	19.164	16.756	—	—	—	—
No. of Units	820	918	1,024	1,119	1,057	1,132	—	—	—	—
Money Market Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.738	11.896	12.058	12.213	12.378	12.522	12.500	—	—	—
Value at End of Year	11.581	11.738	11.896	12.058	12.213	12.378	12.522	—	—	—
No. of Units	6,879	12,122	25,479	17,291	7,575	7,798	12,490	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.600	11.781	11.965	12.142	12.332	12.500	12.500	—	—	—
Value at End of Year	11.422	11.600	11.781	11.965	12.142	12.332	12.500	—	—	—
No. of Units	8,772	10,331	20,198	18,499	7,824	564	7,143	—	—	—
Mutual Shares Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.053	12.678	11.271	11.532	10.482	8.343	12.500	—	—	—
Value at End of Year	16.992	16.053	12.678	11.271	11.532	10.482	8.343	—	—	—
No. of Units	529,947	559,080	631,270	630,169	467,843	296,527	48,011	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.865	12.555	11.183	11.466	10.442	8.329	12.500	—	—	—
Value at End of Year	16.759	15.865	12.555	11.183	11.466	10.442	8.329	—	—	—
No. of Units	275,552	286,797	316,580	323,244	264,992	191,661	19,243	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Small Cap Growth Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	19.806	13.933	12.127	13.190	8.248	—	12.500	—	—	—
Value at End of Year	21.020	19.806	13.933	12.127	13.190	—	8.248	—	—	—
No. of Units	1,039	1,203	1,203	1,203	726	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	19.574	13.797	12.033	13.114	8.234	—	12.500	—	—	—
Value at End of Year	20.732	19.574	13.797	12.033	13.114	—	8.234	—	—	—
No. of Units	600	625	859	855	760	—	—	—	—	—
Small Cap Intrinsic Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	5.747	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	5.737	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Small Cap Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	22.996	17.484	15.318	15.366	12.351	9.731	12.500	—	—	—
Value at End of Year	24.317	22.996	17.484	15.318	15.366	12.351	9.731	—	—	—
No. of Units	1,218	935	2,563	2,552	2,486	1,777	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	22.727	17.313	15.200	15.277	12.304	9.713	12.500	—	—	—
Value at End of Year	23.984	22.727	17.313	15.200	15.277	12.304	9.713	—	—	—
No. of Units	1,233	1,235	1,251	1,251	1,248	93	—	—	—	—
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - NAV Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	14.294	13.517	12.945	12.500	—	—	—	—
Value at End of Year	—	—	—	14.294	13.517	12.945	—	—	—	—
No. of Units	—	—	—	368,214	217,483	60,816	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	14.218	13.472	12.928	12.500	—	—	—	—
Value at End of Year	—	—	—	14.218	13.472	12.928	—	—	—	—
No. of Units	—	—	—	141,505	94,321	29,537	—	—	—	—
Total Bond Market Trust B - NAV Shares (units first credited 11-02-2012)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.993	12.459	12.500	—	—	—	—	—	—	—
Value at End of Year	12.549	11.993	12.459	—	—	—	—	—	—	—
No. of Units	506,943	513,528	481,059	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.965	12.455	12.500	—	—	—	—	—	—	—
Value at End of Year	12.494	11.965	12.455	—	—	—	—	—	—	—
No. of Units	189,365	192,719	180,556	—	—	—	—	—	—	—
Total Return Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.455	15.990	14.940	14.573	13.722	12.244	12.500	—	—	—
Value at End of Year	15.970	15.455	15.990	14.940	14.573	13.722	12.244	—	—	—
No. of Units	28,580	35,904	39,600	41,350	38,019	15,759	1,531	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.274	15.834	14.825	14.489	13.670	12.222	12.500	—	—	—
Value at End of Year	15.751	15.274	15.834	14.825	14.489	13.670	12.222	—	—	—
No. of Units	19,649	19,724	18,582	18,008	13,828	3,958	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Ultra Short Term Bond Trust - Series I Shares (units first credited 08-23-2010)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.026	12.198	12.299	12.500	12.500	—	—	—	—	—
Value at End of Year	11.863	12.026	12.198	12.299	12.500	—	—	—	—	—
No. of Units	15,026	14,200	6,423	4,860	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.946	12.141	12.266	12.500	12.500	—	—	—	—	—
Value at End of Year	11.760	11.946	12.141	12.266	12.500	—	—	—	—	—
No. of Units	10,963	10,594	13,123	2,883	—	—	—	—	—	—
Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	20.201	15.122	13.054	13.103	10.867	7.802	12.500	—	—	—
Value at End of Year	21.887	20.201	15.122	13.054	13.103	10.867	7.802	—	—	—
No. of Units	38,650	42,211	50,901	55,027	56,949	60,757	6,078	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	19.964	14.975	12.953	13.028	10.826	7.788	12.500	—	—	—
Value at End of Year	21.588	19.964	14.975	12.953	13.028	10.826	7.788	—	—	—
No. of Units	29,741	32,050	38,024	40,377	41,287	44,045	3,901	—	—	—

To obtain a Venture® Opportunity B Share Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® Opportunity B Share SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® Opportunity B Share NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® Opportunity B Share Variable Annuity Statement of Additional Information dated April 27, 2015, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 27, 2015

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA

(to be read with this Statement of Additional Information)

Venture ® Opportunity A Share Variable Annuities

Venture ® Opportunity B Share Variable Annuities

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address Post Office Box 55444 Boston, MA 02205-5444 www.jhannuities.com

Venture ® Oppty A&B Share JHUSA SEP ACCT H SAI 04/15

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48304. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings

Currently Posted on a Website

The ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no earlier than 15 days after each calendar quarter end. The information will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

—	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
—	semimonthly commission statements;
—	monthly summaries of agent production and daily transaction reports;
—	semiannual statements for Contract Owners; and
—	annual Contract Owner tax reports.

We pay CSC a fixed cost of $3.46 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2014, 2013, and 2012, were $284,122,028, $290,380,853, and $309,982,088, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.

2

During 2014, Edward Jones Co., L.P., a member firm of the Financial Industry Regulatory Authority (“FINRA”) was the exclusive distributor soliciting sales of the Venture Opportunity variable annuity Contract. We made revenue sharing payments of more than $5,000 to Edward Jones Co., L.P. with respect to Venture Opportunity annuity business during calendar year 2014.

Your Edward Jones Co., L.P. financial advisor can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

The sums paid to Edward Jones Co., L.P. do not necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her financial advisor is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

3

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

—	the Separate Account; or
—	the ability of the principal underwriter to perform its contract with the Separate Account; or
—	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

4

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2014, 2013 and 2012

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period December 31, 2014 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 25, 2015

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2014	2013

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$49,226	$47,948
Stocks:
Preferred stocks	26	33
Common stocks	477	343
Investments in affiliates	2,911	2,866
Mortgage loans on real estate	11,519	12,221
Real estate:
Company occupied	300	305
Investment properties	5,203	5,304
Cash, cash equivalents and short-term investments	7,702	4,749
Policy loans	5,039	5,189
Derivatives	10,458	5,709
Receivable for collateral on derivatives	400	-
Receivable for securities	10	19
Other invested assets	5,978	5,275

Total cash and invested assets	99,249	89,961
Investment income due and accrued	887	892
Premiums due and deferred	388	410
Amounts recoverable from reinsurers	196	172
Funds held by or deposited with reinsured companies	1,958	1,984
Other reinsurance receivable	439	666
Amounts due from affiliates	247	358
Other assets	2,364	1,887
Assets held in separate accounts	140,164	142,766

Total admitted assets	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2014	2013

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,184	$67,065
Policyholders’ and beneficiaries funds	3,834	3,919
Consumer notes	411	644
Dividends payable to policyholders	574	585
Policy benefits in process of payment	556	547
Other amount payable on reinsurance	1,039	443
Other policy obligations	78	77

Total policy and contract obligations	75,676	73,280
Payable to parent and affiliates	3,073	1,713
Transfers to (from) separate account, net	(1,390)	(1,368)
Asset valuation reserve	1,927	1,374
Reinsurance in unauthorized companies	3	6
Funds withheld from unauthorized reinsurers	8,873	6,681
Interest maintenance reserve	1,745	1,790
Current federal income taxes payable	-	215
Net deferred tax liability	456	204
Derivatives	5,229	4,046
Payables for collateral on derivatives	2,939	734
Payables for securities	26	111
Other general account obligations	1,843	1,735
Obligations related to separate accounts	140,164	142,766

Total liabilities	240,564	233,287

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2014 and 2013)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2014 and 2013)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,137	1,618

Total capital and surplus	5,328	5,809

Total liabilities and capital and surplus	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$12,738	$12,882	$7,554
Consideration for supplementary contracts with life contingencies	183	266	342
Net investment income	4,297	4,551	4,221
Amortization of interest maintenance reserve	176	183	180
Commissions and expense allowance on reinsurance ceded	817	1,224	749
Reserve adjustment on reinsurance ceded	(10,652)	(9,775)	(8,936)
Separate account administrative and contract fees	1,841	1,848	1,815
Other revenue	467	188	201

Total premiums and other revenues	9,867	11,367	6,126

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,064	7,710	6,728
Annuity benefits	1,733	1,784	1,602
Disability and long-term care benefits	584	542	514
Interest and adjustments on policy or deposit-type funds	125	132	123
Payments on supplementary contracts with life contingencies	170	159	137
Increase (decrease) in life and long-term care reserves	2,161	1,017	(3,915)

Total benefits paid or provided	13,837	11,344	5,189

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,203	1,360	1,323
General expenses	972	1,092	1,088
Insurance taxes, licenses and fees	138	150	151
Net transfers to (from) separate accounts	(8,229)	(6,388)	(3,608)
Investment income ceded	4,954	(1,356)	851
Other deductions	21	14	40

Total insurance expenses and other deductions	(941)	(5,128)	(155)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(3,029)	5,151	1,092
Dividends to policyholders	77	81	57

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(3,106)	5,070	1,035
Federal income tax expense (benefit)	(716)	262	(752)

Income (loss) from operations before net realized capital gains (losses)	(2,390)	4,808	1,787

Net realized capital gains (losses)	(74)	(1,793)	(1,566)

Net income (loss)	$(2,464)	$3,015	$221

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2012	$5	$3,196	$989	$781	$4,971
Net income (loss)				221	221
Change in net unrealized capital gains (losses)				698	698
Change in net deferred income tax				71	71
Decrease (increase) in non-admitted assets				10	10
Change in liability for reinsurance in unauthorized reinsurance				2	2
Decrease (increase) in asset valuation reserves				130	130
Change in surplus as a result of reinsurance				(240)	(240)
Other adjustments, net			1	(70)	(69)

Balances at December 31, 2012	5	3,196	990	1,603	5,794

Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	$5	$3,196	$990	$1,137	$5,328

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$12,924	$13,205	$13,046
Net investment income received	4,399	4,635	4,402
Separate account fees	1,841	1,848	1,815
Commissions and expenses allowance on reinsurance ceded	817	1,224	962
Miscellaneous income	450	(172)	6
Benefits and losses paid	(21,960)	(20,462)	(18,213)
Net transfers from (to) separate accounts	8,206	6,493	3,587
Commissions and expenses (paid) recovered	(7,147)	(1,572)	(3,637)
Dividends paid to policyholders	(89)	(91)	(180)
Federal and foreign income and capital gain taxes (paid) recovered	(382)	(1,195)	477

Net cash provided by (used in) operating activities	(941)	3,913	2,265

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,471	19,130	16,404
Stocks	130	149	122
Mortgage loans on real estate	1,789	1,660	1,514
Real estate	1,053	22	17
Other invested assets	941	498	575
Miscellaneous proceeds	3	(2)	2

Total investment proceeds	24,387	21,457	18,634

Cost of investments acquired:
Bonds	21,430	17,853	16,178
Stocks	234	78	195
Mortgage loans on real estate	1,088	1,813	1,644
Real estate	539	743	859
Other invested assets	1,281	882	1,223
Derivatives	739	1,916	1,399

Total cost of investments acquired	25,311	23,285	21,498
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(1,729)	1,197	(631)
Net increase (decrease) in policy loans	(150)	140	34

Net cash provided by (used in) investment activities	955	(3,165)	(2,267)

Financing and miscellaneous activities
Borrowed funds	(232)	(48)	(19)
Net deposits (withdrawals) on deposit-type contracts	(85)	(134)	20
Dividend paid to Parent	(500)	(300)	-
Repurchase agreements	-	(437)	-
Other cash provided (applied)	3,756	14	976

Net cash provided by (used in) financing and miscellaneous activities	2,939	(905)	977

Net increase (decrease) in cash, cash equivalents and short-term investments	2,953	(157)	975
Cash, cash equivalents and short-term investments at beginning of year	4,749	4,906	3,931

Cash, cash equivalents and short-term investments at end of year	$7,702	$4,749	$4,906

Non-cash investing activities during the year:
Transfer of assets for FDA reinsurance transaction	$-	$-	$(4,984)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts pursuant to a distribution agreement with the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity adjusted to a statutory-basis, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in first out (“FIFO) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2014, 2013 and 2012, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company held gross reserves of $641 million and $325 million for the calculation required under AG 38 8D, of which $446 million and $0 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company held reserves of $1,030 million and $1,018 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the 2000 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2014 or 2013. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the statements of operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the statements of operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 26% and 27% of the Company’s aggregate reserve for life contracts at December 31, 2014 and 2013. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2014 and 2013, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2014, the NAIC adopted updated guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair values hedges. The updated guidance also removed the requirement that similar hedges designate the same benchmark rate. The adoption of this guidance did not impact the Company’s Balance Sheets or Statements of Operations.

Future Adoption of New Accounting Standards

In December 2014, the NAIC adopted Actuarial Guideline 48 (“AG 48”) which intends to bring uniformity to the regulation of XXX and AXXX business subject to life insurer-owned captive reinsurance arrangements. The guidance requires the appointed actuary of the ceding company to perform an analysis of the amount and type of assets backing collateral. AG 48’s actuarial method determines the amount of “high quality assets” which must back collateral and is based on calculations from the NAIC principle based reserving valuation manual. Certified reinsurers as well as licensed and accredited reinsurers with no permitted practices will be exempt from AG 48. Additionally, AG 48 does not apply to policies that were issued prior to January 1, 2015 and included in a reserve financing arrangement as of December 31, 2014. As such, the adoption of AG 48 is not expected to have any material impact on the Company’s Balance Sheets or Statements of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2014, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	-	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

December 31, 2013:
U.S. government and agencies	$6,988	$90	$(356)	$6,722
States and political subdivisions	2,721	213	(36)	2,898
Foreign governments	3,000	137	(37)	3,100
Corporate bonds	28,367	2,252	(574)	30,045
Mortgage-backed and asset-backed securities	6,872	498	(108)	7,262

Total bonds	$47,948	$3,190	$(1,111)	$50,027

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2014, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$1,399	$1,429
Due after one year through five years	6,929	7,287
Due after five years through ten years	7,282	7,645
Due after ten years	26,848	31,253
Mortgage-backed and asset-backed securities	6,768	7,337

Total	$49,226	$54,951

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2014	2013

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$125	$831
Bonds pledged in support of exchange-traded futures	498	264
Bonds and cash pledged in support of cleared interest rate swaps	551	253

Total fair value	$1,174	$1,348

At carrying value:
Bonds on deposit with government authorities	$16	$26
Mortgage loans pledged in support of real estate	45	47
Bonds held in trust	132	92
Pledged collateral under reinsurance agreements	2,800	2,510

Total carrying value	$2,993	$2,675

At December 31, 2014 and 2013, the Company held below investment grade corporate bonds of $2,096 million and $2,428 million, with an aggregate fair value of $2,197 million and $2,551 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

	December 31, 2013
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$106	$8	$50	$56	$48
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$106	$8	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2013

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

03927RAC8	$1	$-	$1	$-	$-
07387BEN9	1	-	-	-	-
12669E7D2	1	-	-	-	-
20047NAM4	2	-	2	-	-
22541SWR5	3	-	3	-	-
22608WAP4	7	-	6	-	-
36170UCA7	1	-	1	-	-
36170UCR0	1	-	1	-	-
36828QLA2	3	2	1	2	1
396789KD0	6	5	2	5	3
46625M7D5	1	1	-	1	1
46625YBQ5	2	1	1	1	1
48123HAA1	7	3	4	3	3
50211NAG4	6	-	6	-	-
52108H3R3	1	-	1	-	-
55265KS42	1	1	-	1	-
949808BE8	1	-	-	-	-
07388NAH9	7	5	3	5	5
396789KD0	5	3	3	3	3
46625YDU4	4	1	3	1	1
55265KS42	1	1	-	1	1
75970NBK2	1	1	1	1	1
00764MDY0	3	2	-	2	2
396789KD0	2	1	1	1	1
46625YDS9	6	4	3	4	4
52108HL28	13	9	4	9	5
07383F4H8	3	2	1	2	2
07388NAH9	5	5	-	5	5
07388PAL5	5	4	1	4	4
52108HL28	6	5	1	5	5

Total	$106	$56	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2014	2013

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$(1)
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	3	7
12 months or longer	4	2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2013:
U.S. government and agencies	$4,485	$(283)	$301	$(73)	$4,786	$(356)
States and political subdivisions	405	(21)	65	(15)	470	(36)
Foreign governments	1,738	(25)	284	(12)	2,022	(37)
Corporate bonds	6,654	(376)	1,528	(198)	8,182	(574)
Mortgage-backed and asset-backed securities	1,268	(40)	589	(68)	1,857	(108)
Total	$14,550	$(745)	$2,767	$(366)	$17,317	$(1,111)

At December 31, 2014 and 2013, there were 574 and 945 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $12 million and $87 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $24 million, $88 million, and $108 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 43, and 78 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2014, 2013 and 2012 was $17 million, $0 million, and $0 respectively. There were 2, 0, and 0 restructured corporate bonds for which an impairment was recognized during 2014, 2013 and 2012, respectively. The Company accrues interest income on impaired securities to the extent deemed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	December 31,
	2014	2013	2012

	(in millions)
Proceeds	$18,292	$14,555	$14,297
Realized gross gains	579	244	529
Realized gross losses	(111)	(483)	(79)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2014 and 2013.

Affiliate Transactions

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to IMR.

In 2014, JHUSA acquired certain bonds from an affiliate, JHLH. These bonds had a book value of $69 million and a fair value of $72 million at the date of the transaction.

In 2013, JHUSA sold certain bonds to an affiliate, Manulife International Limited. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2013:
Preferred stocks:
Nonaffiliated	$35	$17	$(2)	$50
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	290	60	(7)	343
Affiliates*	952	1,922	(8)	2,866

Total stocks	$1,280	$1,999	$(20)	$3,259

*	Affiliates — fair value represents the carrying value

At December 31, 2014 and 2013, there were 134 and 110 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2014 and 2013, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $2 million, $5 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 33, 69, and 124 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2014 and 2013, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

December 31, 2013:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,001	East North Central	$1,396
Industrial	997	East South Central	142
Office buildings	3,914	Middle Atlantic	2,148
Retail	3,261	Mountain	530
Agricultural	441	New England	844
Agribusiness	666	Pacific	3,704
Mixed use	21	South Atlantic	2,422
Other	930	West North Central	391
Allowance	(10)	West South Central	553
		Canada / Other	101
		Allowance	(10)

Total mortgage loans on real estate	$12,221	Total mortgage loans on real estate	$12,221

The aggregate mortgages outstanding to any one borrower do not exceed $240 million.

During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 4.64% and 2.18% for agricultural loans and 5.40% and 3.62% for commercial loans. The Company issued no purchase money mortgages in 2014 and 2013. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2014, 2013 and 2012, respectively. The average recorded investment in impaired loans was $41 million, $60 million, and $90 million at December 31, 2014, 2013 and 2012, respectively. The Company recognized $3 million, $0 million, and $5 million of interest income during the period the loans were impaired for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2014	2013	2012

	(in millions)
Balance at beginning of year	$10	$19	$36
Additions, net	10	13	20
Recoveries of amounts previously charged off	(10)	(22)	(37)

Balance at end of year	$10	$10	$19

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2014	2013

	(in millions)
AAA	$436	$357
AA	1,594	1,470
A	4,141	3,965
BBB	4,979	5,896
BB	267	403
B and lower and unrated	102	130

Total	$11,519	$12,221

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2014	2013

	(in millions)
Properties occupied by the company	$374	$ 372
Properties held for the production of income	5,764	5,658
Properties held for sale	-	185
Less accumulated depreciation	(635)	(606)

Total	$5,503	$ 5,609

The Company recorded $0 million, $0 million, and $3 million of impairments on real estate investments during the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired real estate from an affiliate, JHNY. The real estate had a book value of approximately $32 million and was recorded at fair value of approximately $33 million at the date of the transaction.

On December 12, 2014, the Company announced it entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties have a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). Going forward, the Company will provide the LP with property management services and through a wholly-owned subsidiary will provide the LP with asset management services.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2014 and 2013.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $3 million, $0 million, and $3 million of impairments on partnerships and limited liability companies during the years ended December 31, 2014, 2013 and 2012, respectively. A periodic review of projected discounted cash flows was performed and the analysis provided evidence of the resulting impairments.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2014 or 2013.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2014 and 2013, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Income:
Bonds	$2,378	$2,577	$2,406
Preferred stocks	2	-	-
Common stocks	76	4	4
Mortgage loans on real estate	738	730	776
Real estate	669	605	537
Policy loans	287	283	290
Cash, cash equivalents and short-term investments	7	5	6
Other invested assets	464	620	548
Derivatives	452	464	346
Other income	23	25	23

Total investment income	5,096	5,313	4,936
Expenses
Investment expenses	(516)	(493)	(472)
Investment taxes, licenses and fees, excluding federal income taxes	(85)	(83)	(68)
Investment interest expense	(91)	(97)	(103)
Depreciation on real estate and other invested assets	(107)	(89)	(72)

Total investment expenses	(799)	(762)	(715)

Net investment income	$4,297	$4,551	$4,221

Realized capital losses and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Realized capital gains (losses)	$431	$(1,701)	$(591)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(66) in 2014, $(8) in 2013, and $334 in 2012)	123	(16)	621

Realized capital gains (losses) before tax	308	(1,685)	(1,212)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	382	108	354

Net realized capital gains (losses)	$(74)	$(1,793)	$(1,566)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate bonds.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2013
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$7,847	$-	$1	$416	$528
	Foreign currency swaps	184	-	49	-	85

Cash flow hedges	Interest rate swaps	14,439	-	-	910	670
	Foreign currency swaps	1,666	51	93	52	121
	Foreign currency forwards	125	-	-	-	1
	Equity total return swaps	29	-	-	15	-

Total Derivatives in Effective Hedge Accounting Relationships		$24,290	$51	$143	$1,393	$1,405

Other Hedging Relationships
	Interest rate swaps	$106,050	$5,299	$3,436	$5,299	$3,436
	Interest rate treasury locks	5,425	-	385	-	385
	Interest rate options	2,683	21	-	21	-
	Interest rate futures	2,687	-	-	-	-
	Foreign currency swaps	1,274	65	82	65	82
	Foreign currency forwards	11	-	-	-	-
	Foreign currency futures	968	-	-	-	-
	Equity total return swaps	31	21	-	21	-
	Equity options	3,228	248	-	248	-
	Equity index futures	4,465	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$126,822	$5,654	$3,903	$5,654	$3,903

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	315	4	-	8	-

Total Derivatives in Replication Synthetic Asset Transactions		$315	$4	$-	$8	$-

Total Derivatives		$151,427	$5,709	$4,046	$7,055	$5,308

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2014, 2013 and 2012, respectively, the Company recorded unrealized gains of $1,215 million, $168 million, and $750 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2012, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business. The de-designation of these interest rate swaps resulted in an increase to unassigned surplus of $288 million, net of tax, as of December 31, 2012.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2014, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 32 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2014, 2013 and 2012 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$2,043	$(2,530)	$512
Interest rate treasury locks	1,323	(385)	-
Interest rate options	67	(46)	(8)
Foreign currency swaps	(5)	(9)	(12)
Foreign currency forwards	4	(1)	2
Equity total return swaps	-	-	-
Equity options	(23)	(39)	-
Credit default swaps	-	-	1

Total net unrealized capital gain (loss)	$3,409	$(3,010)	$495

Net realized capital gain (loss):
Interest rate swaps	$(178)	$164	$157
Interest rate treasury locks	157	-	-
Interest rate options	-	-	-
Interest rate futures	(141)	78	(48)
Foreign currency swaps	18	(10)	(8)
Foreign currency forwards	1	5	(12)
Foreign currency futures	165	74	-
Equity total return swaps	24	5	(4)
Equity options	5	3	-
Equity index futures	(692)	(1,892)	(1,474)
Credit default swaps	-	-	(2)
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(641)	$(1,573)	$(1,391)

Total gain (loss) from derivatives in other hedging relationships	$2,768	$(4,583)	$(896)

The Company also deferred net realized gains (losses) of ($192) million, $146 million, and $156 million (including ($174) million of losses, $148 million, and $157 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2014, 2013 and 2012, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2014 and 2013, respectively.

	December 31, 2014			December 31, 2013

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$1	2	$35	$1	3
AA	95	2	2	95	3	3
A	185	3	2	185	4	3
BBB	-	-		-	-	-

Total CDS protection sold	$315	$6		$315	$8

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2014 and 2013. The average credit rating of the counterparties guaranteeing the underlying credits is A+ and the weighted average maturity is 3 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2014 and 2013, the Company accepted collateral consisting of cash of $2,939 million and $640 million, and various securities with a fair value of $3,895 million and $2,155 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2014 and 2013, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $238 million and $19 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition — This category includes assets and liabilities which do not require the additional disclosures as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties that is other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties that is other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$26	$26	$-	$-	$26
Loan-backed and structured securities	34	34	-	-	34

Total bonds with NAIC 6 rating	60	60	-	-	60
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	343	343	257	-	86

Total common stocks	343	343	257	-	86
Derivatives:
Interest rate swaps	5,299	5,299	-	5,292	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	65	65	-	65	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	21	21	-	-	21
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,654	5,654	-	5,383	271
Assets held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total assets	$148,823	$148,823	$136,964	$9,221	$2,638

Liabilities:
Derivatives:
Interest rate swaps	$3,436	$3,436	$-	$3,436	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	82	82	-	82	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	3,903	3,903	-	3,518	385
Liabilities held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total liabilities	$146,669	$146,669	$136,707	$7,356	$2,606

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,888	$47,682	$-	$44,154	$3,528
Preferred stocks	33	50	-	-	50
Mortgage loans on real estate	12,221	13,337	-	-	13,337
Cash, cash equivalents and short term investments	4,749	4,749	1,895	2,854	-
Policy loans	5,189	5,189	-	5,189	-
Derivatives in effective hedge accounting and RSAT relationships	55	1,401	-	1,386	15

Total assets	$70,135	$72,408	$1,895	$53,583	$16,930

Liabilities:
Consumer notes	$644	$685	$-	$-	$685
Borrowed money	290	290	-	290	-
Policy reserves	1,740	1,739	-	-	1,739
Policyholders’ and beneficiaries funds	3,997	4,227	-	1,263	2,964
Derivatives in effective hedge accounting and RSAT relationships	143	1,405	-	1,386	19

Total liabilities	$6,814	$8,346	$-	$2,939	$5,407

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,268 million and $ 2,285 million at December 31, 2014 and 2013, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2014 and 2013, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2014, 2013 and 2012, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2012	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$44	$(4)	$4	$-	$-	$-	$-	$(44)	$12	$-	$12
Impaired mortgage-backed and asset-backed securities	34	(44)	45	-	-	-	(6)	-	47	(23)	53

Total bonds with NAIC 6 rating	78	(48)	49	-	-	-	(6)	(44)	59	(23)	65
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	(1)	-	1	-	4

Total preferred stocks	4	-	-	-	-	-	(1)	-	1	-	4
Common stocks:
Industrial and misc	71	55	(28)	-	-	-	(54)	-	-	-	44

Total common stocks	71	55	(28)	-	-	-	(54)	-	-	-	44
Net derivatives	21	(1)	(8)	-	44	-	-	-	-	2	58
Separate account assets/liabilities	2,152	100	-	-	112	-	(141)	-	-	-	2,223

Total	$2,326	$106	$13	$-	$156	$-	$(202)	$(44)	$60	$(21)	$2,394

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums earned
Direct	$19,525	$20,311	$21,716
Assumed	792	1,062	942
Ceded	(7,579)	(8,491)	(15,104)

Net	$12,738	$12,882	$7,554

Benefits to policyholders ceded	$18,500	$17,988	$18,235

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2014, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $898 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with JHNY:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded, net	$192	$216	$208
Benefits ceded, net	394	483	428
Funds held by or deposited with reinsured companies	1,952	1,978	2,018
Other reinsurance receivable	86	124	109
Other amounts payable on reinsurance	10	15	5

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. JHNY retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$546	$570	$573
Benefits ceded	759	730	691
Other amounts payable on reinsurance	58	45	30
Funds withheld from unauthorized reinsurers	7,409	5,425	5,600

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance funds withheld transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance funds withheld basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The Company’s total settlement amount was $489 million, $55 million, and $82 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$4,599	$5,128	$6,218
Benefits ceded	14,303	13,966	13,649
Other reinsurance receivable	40	398	44
Other amounts payable on reinsurance	837	55	112
Funds withheld from unauthorized reinsurers	1,251	1,256	1,507

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. The Company paid / (received) from MRBL $1,907 million, ($1,174) million, and $259 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$338	$536	$618
Benefits ceded	298	338	362
Other reinsurance receivable	82	18	31
Other amounts payable on reinsurance	-	-	19
Funds withheld from unauthorized reinsurers	213	-	-

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”), to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance funds withheld structure.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its fixed deferred annuity business with an effective date of April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and $5 billion in bonds and mortgage loans. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. The transaction resulted in a charge to pre-tax income of $257 million, which included a ceding commission paid of $218 million and a decrease of $123 million to statutory surplus.

On September 30, 2012, the Company entered into a transaction with Commonwealth Annuity and Life Insurance Company (“CWA”), in which CWA recaptured a block of universal life policies, with an effective date of July 1, 2012. The transaction included the transfer to CWA of $378 million in actuarial liabilities and $309 million of cash and policy loans. The transaction resulted in a gain to pre-tax income of $60 million which included a ceding commission received of $57 million and an increase of $33 million to statutory surplus.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$3,963	$606	$4,569
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	3,913	606	4,519
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	3,913	606	4,519
(f) Deferred tax liabilities	4,311	412	4,723

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(398)	$194	$(204)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$337	$(127)	$210
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	337	(127)	210
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	337	(127)	210
(f) Deferred tax liabilities	560	(98)	462

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(223)	$(29)	$(252)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2014. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	650	194	844
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	650	194	844
2. Adjusted gross deferred tax assets allowed per limitation threshold.	675	194	869
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,263	412	3,675

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$3,913	$606	$4,519

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(129)	82	(47)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	547	82	629
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(154)	82	(72)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	466	(209)	257

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$337	$(127)	$210

	2014	2013

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	917%	860%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,315	$5,796

Impact of tax planning strategies is as follows:

	December 31, 2014
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2013
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$3,913	$606
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$3,913	$606
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	75%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$337	$(127)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$337	$(127)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(43%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
1. Current income tax
(a) Federal	$(716)	$262	$(978)
(b) Foreign	-	-	-

(c) Subtotal	(716)	262	(978)
(d) Federal income tax on net capital gains	382	108	274
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(334)	$370	$(704)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,034	883	151
(4) Investments	147	113	34
(5) Deferred acquisition costs	755	759	(4)
(6) Policyholder dividends accrual	111	112	(1)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	54	64	(10)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	49	176	(127)
(11) Net operating loss carryforward	1,218	915	303
(12) Tax credit carry-forward	860	865	(5)
(13) Other (including items <5% of total ordinary tax assets)	72	76	(4)

(99) Subtotal	$4,300	$3,963	$337

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,250	$3,913	$337

(e) Capital:
(1) Investments	$479	$606	$(127)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$479	$606	$(127)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$479	$606	$(127)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,729	$4,519	$210

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,202	$3,610	$592
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	148	152	(4)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	521	549	(28)

(99) Subtotal	$4,871	$4,311	$560
(b) Capital:
(1) Investments	$276	$368	$(92)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	38	44	(6)

(99) Subtotal	$314	$412	$(98)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$5,185	$4,723	$462

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(456)	$(204)	$(252)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2014	2013	Change

	(in millions)
Total deferred tax assets	$4,729	$4,519	$210
Total deferred tax liabilities	5,185	4,723	462

Net deferred tax assets (liabilities)	$(456)	$(204)	$(252)

Tax effect of unrealized gains and losses			(1,263)
Tax effect of unrealized foreign exchange gains (losses)			38

Change in net deferred income taxes			$973

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Ordinary provisions computed at statutory rate	$(1,087)	$1,775	$362
Net realized capital gains (losses) before IMR at statutory rate	151	(595)	(207)
Change in nonadmitted assets	-	-	-
Reinsurance	(91)	(206)	(142)
Valuation allowance	-	50	-
Tax-exempt income	(16)	(2)	(21)
Nondeductible expenses	1	7	3
Foreign tax expense gross up	9	8	9
Amortization of IMR	(62)	(64)	(63)
Tax recorded in surplus	15	(18)	(25)
Dividend received deduction	(129)	(102)	(106)
Investment in subsidiaries	(32)	(35)	(34)
Prior year adjustment	(23)	16	(53)
Tax credits	(52)	(61)	(73)
Change in tax reserve	11	(55)	(119)
Pension	-	-	-
Other	(2)	(1)	-

Total	$(1,307)	$717	$(469)

Federal and foreign income taxes incurred	$(716)	$262	$(752)
Capital gains tax	382	108	354
Change in net deferred income taxes	(973)	347	(71)

Total statutory income tax expense (benefit)	$(1,307)	$717	$(469)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2014, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	63
	2013	2028	1,080
	2014	2029	484

			$3,480

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	59
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	40
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	26

			$623

Foreign tax credits	2002	2012	$6
	2003	2013	9
	2004	2014	13
	2005	2015	5
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	11
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	23

			$213

Alternative minimum tax credits	2002		$2
	2006		7

			$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2005	2025	$1
	2007	2027	1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2

			$10

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2014, 2013 and 2012 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Real Estate Finance Inc.
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc.	John Hancock Signature Services Inc.
Hancock Venture Partners Inc. Russia	John Hancock Timber Resource Corp.
HVP-Special Purpose Sub I Inc.	Manulife Reinsurance (Bermuda) Limited
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JHFS One Corp.	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Capital Growth Management Inc.	Signator Insurance Agency Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Investors Inc.
John Hancock Financial Network Inc.	Signator Financial Services Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.	Transamerica Fund Distributors Inc.
John Hancock Leasing Corp.	Transamerica Fund Management Company
John Hancock Life Insurance Company of New York

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $728 million and ($137) million at December 31, 2014 and 2013, respectively, and are included in current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 — 2001. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013

	(in millions)
Balance at beginning of year	$2,715	$3,186
Additions based on tax positions related to the current year	49	150
Payments	(550)	(90)
Additions for tax positions of prior years	23	59
Reductions for tax positions of prior years	(235)	(590)

Balance at end of year	$2,002	$2,715

Included in the balances as of December 31, 2014 and 2013, respectively, are $154 million and $149 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2014 and 2013, are $1,848 million and $2,566 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $2,281 million of such amounts at December 31, 2014 and 2013, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $9 million of interest expense, and $11 million, and $24 million of interest benefit for the years ended December 31, 2014, 2013 and 2012, respectively. The Company had approximately $209 million and $404 million accrued for interest as of December 31, 2014 and 2013, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2014, 2013 and 2012.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2014 and 2013, the Company paid a dividend to its parent company MIC of $500 million and $300 million, respectively. The company paid no dividends for the year ended December 31, 2012.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2014 and 2013, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: 1) interest payments may be made only with prior approval by the Insurance Department and 2) repayment of the principal due may be made only with the prior approval of the Insurance Department.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $680 million.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company issued two notes in the amount of $295 million and $110 million to an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $173 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was $11 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $398 million, $443 million, and $481 million, respectively, for the years ended December 31, 2014, 2013 and 2012.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $618 million, $328 million, and $266 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and statements of operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2014, 2013 and 2012, respectively, the Company received dividends of $43 million, $297 million, and $274 million from John Hancock Investment Management Services LLC, $90 million, $98 million, and $96 million from JHD, $0 million, $0 million, and $0 million from JHNY, and $72 million, $0 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2014, the Company made a capital contribution of $3 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2014 and 2013, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2014	2013

	(In millions)
The Manufacturers Investment Corporation	$105	$313
John Hancock Financial Corporation	274	36
Manulife Reinsurance Limited	186	7
Manulife Reinsurance (Bermuda) Ltd.	696	81
John Hancock Life & Health Insurance Company	142	249
John Hancock Life Insurance Company Vermont	39	16
John Hancock Reassurance Company, Ltd.	278	21
John Hancock Life Insurance Company New York	611	381
John Hancock Investment Management Services LLC	31	87
John Hancock Subsidiaries LLC	45	26
John Hancock Insurance Agency, Inc.	16	17
Essex Corporation	1	1
Hancock Venture Partners, Inc.	-	15
JH Signature Services Inc.	9	9
JH Partnership Holdings I, II LP	2	4
John Hancock Energy Resources Management, Inc.	4	4
John Hancock Real Estate Finance	1	1
John Hancock Realty Advisors	8	8
JH Advisors LLC	158	37
Manulife Asset Management LLC	75	39
Declaration Management and Research LLC	4	5
Hancock Capital Investment Management LLC	15	7
John Hancock RPS, LLC	14	35
The Berkeley Financial Group, LLC	4	4
Signator Insurance Agency, Inc.	18	-
JH Networking Insurance Agency, Inc.	4	-

Total	$2,740	$1,403

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $207 million, purchase other invested assets of $1,917 million, purchase real estate of $114 million, and issue agricultural and commercial mortgages of $175 million at December 31, 2014. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 41% of these commitments expire in 2015 and the majority of the remainder expires by 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2015	$21	$4
2016	12	-
2017	9	-
2018	6	-
2019	5	-
Thereafter	354	-

Total	$407	$4

Other than the Company’s investment real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

On December 23, 2014, the Company entered into an agreement with New York Life under which John Hancock Retirement Plan Services, LLC, an indirect wholly owned subsidiary, will acquire New York Life’s Retirement Plan Services business. In addition, New York Life has agreed to assume, on a reinsurance basis, 60% of the Company’s in-force participating life insurance JHLICO closed block. Subject to the receipt of all necessary approvals and other customary closing conditions, the transaction is anticipated to close in the first half of 2015.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the Internal Revenue Service involving the tax treatment of John Hancock’s investments in certain leverage leases. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. Please refer to the federal income taxes note for further details. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$1,176	$586	$1,886	$3,648	2%
At book value less current surrender charge of 5% or more	510	-	-	510	0%
At fair value	-	-	126,623	126,623	81%

Total with adjustment or at fair value	1,686	586	128,509	130,781	83%
At book value without adjustment (minimal or no charge or adjustment)	8,634	-	-	8,634	6%
Not subject to discretionary withdrawal	15,764	686	122	16,572	11%

Total (gross)	26,084	1,272	128,631	155,987	100%

Reinsurance ceded	5,992	-	-	5,992

Total (net)	$20,092	$1,272	$128,631	$149,995

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2014	2013	2014	2013

	(in millions)
Group Annuities (Deposit Administration)	$78,905	$77,273	$-	$-
Variable Annuities	43,503	48,224	29	34
Life and COLI	12,359	11,832	-	-
Fixed Products — Institutional and stable value fund	2,713	2,756	-	-
Fixed Products — Retail	24	26	570	546
Investments — Funds	2,061	2,075	-	-

Total	$139,565	$142,186	$599	$580

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities $7,816 million and $7,617 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145
2010	$ 246	$ 137

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2014	2013

	(in millions, except for ages)
Account value	$44,116	$48,855
Amount of reserve held	865	349
Net amount at risk — gross	4,699	4,260
Weighted average attained age	67	66

The following assumptions and methodology were used to determine the amounts above at December 31, 2014 and 2013:

•

Actuarial Guideline XLIII (AG43) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG43.

•

In 2014 and 2013, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2014 and 2013, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2014	2013

	(in millions)
Type of Fund
Equity	$27,353	$29,211
Balanced	19,449	21,212
Bonds	5,807	6,278
Money Market	683	861

Total	$53,292	$57,562

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,258	$13,258	$-	$13,613	$13,613

Reserves for accounts with assets at:
Fair value	1,272	137,306	138,578	1,272	139,976	141,248
Amortized cost	-	-	-	-	-	-

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$531	$1,879	$2,410	$554	$1,886	$2,440
At book value without fair value adjustments and with current surrender charge of 5% or more	-	2,483	2,483	-	1,933	1,933
At fair value	28	129,620	129,648	32	135,349	135,381
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,058	3,058	-	557	557

Subtotal	559	137,040	137,599	586	139,725	140,311
Not subject to discretionary withdrawal	713	266	979	686	251	937

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2014	2013	2012

	(in millions)
Transfers to separate accounts	$16,100	$14,916	$18,798
Transfers from separate accounts	24,329	21,304	22,406

Net transfers to (from) separate accounts	$(8,229)	$(6,388)	$(3,608)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $37 million, $41 million, and $57 million in 2014, 2013 and 2012, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2014, 2013 and 2012, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $332 million and $344 million at December 31, 2014 and 2013, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2014, 2013 and 2012, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2014 and 2013 was $91 million and $88 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2014 and 2013 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit:At December 31, 2014, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2019. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2014. At December 31, 2014, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2014, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

At December 31, 2014, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2014 and 2013 was $411 million and $644 million, respectively. Interest ranging from 3.1% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2015-$146 million; 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively. Interest paid amounted to $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2014 and 2013 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company has a demand note receivable dated March 2, 2009 with John Hancock Leasing Corporation (“JH Leasing”) that allows it to loan a minimum principal of $125,000 or an amount in excess in increments of $5,000. As of December 31, 2014 and 2013, the Company had amounts receivable from JH Leasing of $0 million and $3 million, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On May 23, 2014, the maturity date was extended for a period of one year to June 28, 2015. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2014. Interest expense was $2 million, $2 million, and $1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million for the year ended December 31, 2014.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446	-	-

	December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$373	-	-

FHLBI membership stock of $20 million and $19 million was classified as not eligible for redemption for the years ended December 31, 2014 and 2013, respectively. The Company did not have any collateral pledged to FHLBI as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2014 was $10 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed blocks. The JHLICO assets and liabilities exclude the impact of the transfer of the NY business (described in the Reinsurance Note), consistent with the Closed Block Annual Statement filed with the State of Michigan.

	JHUSA		JHLICO
	2014	2013	2014	2013

	(in millions)
Assets:
Bonds	$3,153	$2,959	$6,248	$6,143
Stocks:
Preferred stocks	-	-	4	4
Common stocks	1	1	11	9
Mortgage loans on real estate	402	514	1,633	1,971
Real estate	842	698	12	12
Cash, cash equivalents and short-term investments	3	-	4	3
Policy loans	1,551	1,585	1,354	1,504
Other invested assets	113	116	127	109

Total cash and invested assets	6,065	5,873	9,393	9,755
Investment income due and accrued	105	101	126	124
Premiums due and deferred	12	13	68	75
Net deferred tax asset	112	112	157	188
Other closed block assets	63	234	91	53

Total closed block assets	$6,357	$6,333	$9,835	$10,195

Obligations:
Policy reserves	5,871	5,989	9,710	10,159
Policyholders’ and beneficiaries’ funds	67	69	1,360	1,394
Dividends payable to policyholders	314	319	208	216
Policy benefits in process of payment	52	72	155	139
Other policy obligations	2	6	6	7
Other closed block obligations	720	763	198	170

Total closed block obligations	$7,026	$7,218	$11,637	$12,085

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2014 financial statements through March 25, 2015, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2014

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the Account), comprised of the following sub-accounts,

500 Index Fund B Series I	Lifestyle Aggressive Trust PS Series I
500 Index Fund B Series II	Lifestyle Aggressive Trust PS Series II
500 Index Fund B Series NAV	Lifestyle Balanced MVP Series I
Active Bond Trust Series I	Lifestyle Balanced MVP Series II
Active Bond Trust Series II	Lifestyle Balanced MVP Series NAV
All Cap Core Trust Series I	Lifestyle Balanced Trust PS Series I
All Cap Core Trust Series II	Lifestyle Balanced Trust PS Series II
American Asset Allocation Trust Series I	Lifestyle Conservative MVP Series I
American Asset Allocation Trust Series II	Lifestyle Conservative MVP Series II
American Asset Allocation Trust Series III	Lifestyle Conservative Trust PS Series I
American Global Growth Trust Series II	Lifestyle Conservative Trust PS Series II
American Global Growth Trust Series III	Lifestyle Growth MVP Series I
American Growth-Income Trust Series I	Lifestyle Growth MVP Series II
American Growth-Income Trust Series II	Lifestyle Growth MVP Series NAV
American Growth-Income Trust Series III	Lifestyle Growth Trust PS Series I
American Growth Trust Series II	Lifestyle Growth Trust PS Series II
American Growth Trust Series III	Lifestyle Moderate MVP Series I
American International Trust Series II	Lifestyle Moderate MVP Series II
American International Trust Series III	Lifestyle Moderate Trust PS Series I
American New World Trust Series II	Lifestyle Moderate Trust PS Series II
American New World Trust Series III	Mid Cap Index Trust Series I
Basic Value Focus	Mid Cap Index Trust Series II
Blue Chip Growth Trust Series I	Mid Cap Stock Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Stock Trust Series II
Bond Trust Series I	Mid Value Trust Series I
Bond Trust Series II	Mid Value Trust Series II
Capital Appreciation Trust Series I	Money Market Trust B Series NAV
Capital Appreciation Trust Series II	Money Market Trust Series I
Capital Appreciation Value Trust Series II	Money Market Trust Series II
Core Bond Trust Series II	Mutual Shares Trust Series I
Core Strategy Trust Series I	PIMCO All Asset
Core Strategy Trust Series II	Real Estate Securities Trust Series I
Core Strategy Trust Series NAV	Real Estate Securities Trust Series II
DWS Equity 500 Index	Real Return Bond Trust Series II
Equity-Income Trust Series I	Science & Technology Trust Series I
Equity-Income Trust Series II	Science & Technology Trust Series II
Financial Industries Trust Series I	Short Term Government Income Trust Series I
Financial Industries Trust Series II	Short Term Government Income Trust Series II
Franklin Templeton Founding Allocation Trust Series I	Small Cap Growth Trust Series I

Franklin Templeton Founding Allocation Trust Series II	Small Cap Growth Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Index Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Index Trust Series II
Fundamental Large Cap Value Trust Series II	Small Cap Opportunities Trust Series I
Global Allocation	Small Cap Opportunities Trust Series II
Global Bond Trust Series I	Small Cap Value Trust Series I
Global Bond Trust Series II	Small Cap Value Trust Series II
Global Trust Series I	Small Company Value Trust Series I
Global Trust Series II	Small Company Value Trust Series II
Health Sciences Trust Series I	Strategic Income Opportunities Trust Series I
Health Sciences Trust Series II	Strategic Income Opportunities Trust Series II
High Yield Trust Series I	Total Bond Market Trust B Series II
High Yield Trust Series II	Total Bond Market Trust B Series NAV
International Core Trust Series I	Total Return Trust Series I
International Core Trust Series II	Total Return Trust Series II
International Equity Index Trust B Series I	Total Stock Market Index Trust Series I
International Equity Index Trust B Series II	Total Stock Market Index Trust Series II
International Equity Index Trust B Series NAV	U.S. Equity Trust Series I
International Growth Stock Trust Series II	U.S. Equity Trust Series II
International Small Company Trust Series I	Ultra Short Term Bond Trust Series I
International Small Company Trust Series II	Ultra Short Term Bond Trust Series II
International Value Trust Series I	Utilities Trust Series I
International Value Trust Series II	Utilities Trust Series II
Investment Quality Bond Trust Series I	Value Opportunities
Investment Quality Bond Trust Series II	Value Trust Series I
Lifestyle Aggressive MVP Series I	Value Trust Series II
Lifestyle Aggressive MVP Series II

as of December 31, 2014, and the related statements of operations and changes in contract owners’ equity disclosure for the above mentioned sub-accounts and for the All Cap Value Trust Series I, All Cap Value Trust Series II, American Global Small Capitalization Trust Series II, American Global Small Capitalization Trust Series III, American High-Income Bond Trust Series II, American High-Income Bond Trust Series III, Bond PS Series II, Core Allocation Plus Trust Series I, Core Allocation Plus Trust Series II, Core Fundamental Holdings Trust Series III, Core Global Diversification Trust Series I, Core Global Diversification Trust Series II, Core Global Diversification Trust Series III, Disciplined Diversification Trust Series II, Fundamental Holdings Trust Series II, Fundamental Holdings Trust Series III, Fundamental Value Trust Series I, Fundamental Value Trust Series II, Global Diversification Trust Series II, Natural Resources Trust Series II, Smaller Company Growth Trust Series I and Smaller Company Growth Trust Series II (the “closed sub-accounts”) for each of the years or periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2014, the results of their and the closed sub-accounts’ operations and changes in contract owners’ equity and for the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2015

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	500 Index Fund B	500 Index Fund B	500 Index Fund B	Active Bond Trust	Active Bond Trust	All Cap Core Trust
	Series I	Series II	Series NAV	Series I	Series II	Series I
Total Assets
Investments at fair value	$51,298,059	$44,963,227	$235,561,842	$38,345,422	$187,365,219	$43,007,296

Net Assets
Contracts in accumulation	$51,194,789	$44,963,227	$235,431,635	$38,245,107	$187,239,001	$42,918,161
Contracts in payout (annuitization)	103,270	—	130,207	100,315	126,218	89,135

Total net assets	$51,298,059	$44,963,227	$235,561,842	$38,345,422	$187,365,219	$43,007,296

Units outstanding	2,792,635	2,468,971	12,772,377	2,023,540	10,251,503	1,689,338
Unit value	$18.37	$18.21	$18.44	$18.95	$18.28	$25.46

Shares	1,997,588	1,748,861	9,172,969	3,881,116	18,925,780	1,574,206
Cost	$39,078,828	$34,468,065	$164,744,258	$37,714,614	$186,194,505	$26,381,832

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III
Total Assets
Investments at fair value	$5,516,510	$128,606,312	$1,220,136,902	$155,631,011	$187,956,957	$35,706,211

Net Assets
Contracts in accumulation	$5,516,510	$128,104,112	$1,220,134,614	$155,631,011	$187,948,063	$35,706,211
Contracts in payout (annuitization)	—	502,200	2,288	—	8,894	—

Total net assets	$5,516,510	$128,606,312	$1,220,136,902	$155,631,011	$187,956,957	$35,706,211

Units outstanding	222,552	7,720,862	74,548,879	8,313,457	11,451,459	1,927,803
Unit value	$24.79	$16.66	$16.37	$18.72	$16.41	$18.52

Shares	202,292	8,165,480	77,469,010	9,881,334	11,873,465	2,257,030
Cost	$4,056,621	$78,710,503	$717,049,735	$93,357,781	$133,482,677	$30,077,335

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II
Total Assets
Investments at fair value	$700,996,991	$105,950,108	$138,553,567	$631,381,475	$250,886,886	$413,221,046

Net Assets
Contracts in accumulation	$700,549,323	$105,946,532	$138,236,472	$631,152,431	$250,883,015	$413,067,845
Contracts in payout (annuitization)	447,668	3,576	317,095	229,044	3,871	153,201

Total net assets	$700,996,991	$105,950,108	$138,553,567	$631,381,475	$250,886,886	$413,221,046

Units outstanding	26,774,913	5,690,275	5,063,511	25,595,484	12,768,495	16,755,878
Unit value	$26.18	$18.62	$27.36	$24.67	$19.65	$24.66

Shares	29,220,383	4,418,270	5,773,065	26,351,481	10,471,072	22,408,950
Cost	$350,521,608	$63,369,595	$78,425,135	$336,853,251	$174,115,434	$303,827,333

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Basic Value Focus (h)	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$49,357,354	$47,465,060	$1,800,258	$6,234,514	$241,041,488	$115,623,749

Net Assets
Contracts in accumulation	$49,355,521	$47,452,254	$1,800,258	$6,217,793	$240,561,124	$115,606,006
Contracts in payout (annuitization)	1,833	12,806	—	16,721	480,364	17,743

Total net assets	$49,357,354	$47,465,060	$1,800,258	$6,234,514	$241,041,488	$115,623,749

Units outstanding	3,497,247	3,510,152	133,762	164,182	6,546,665	4,482,415
Unit value	$14.11	$13.52	$13.46	$37.97	$36.82	$25.80

Shares	2,682,465	3,593,116	136,590	380,617	6,717,990	3,257,007
Cost	$41,526,734	$46,974,024	$1,755,404	$4,918,305	$130,346,117	$77,932,928

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series II
Total Assets
Investments at fair value	$225,311,120	$484,137,216	$146,788,733	$64,337,134	$308,165,781	$6,845,741

Net Assets
Contracts in accumulation	$225,307,034	$484,069,492	$146,325,721	$64,308,857	$308,165,781	$6,845,741
Contracts in payout (annuitization)	4,086	67,724	463,012	28,277	—	—

Total net assets	$225,311,120	$484,137,216	$146,788,733	$64,337,134	$308,165,781	$6,845,741

Units outstanding	16,632,071	37,160,585	8,921,720	2,665,439	15,683,297	400,200
Unit value	$13.55	$13.03	$16.45	$24.14	$19.65	$17.11

Shares	16,482,159	35,364,296	9,488,606	4,227,144	24,169,865	518,224
Cost	$227,678,897	$488,590,225	$98,574,568	$48,916,939	$264,591,492	$6,951,259

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Core Strategy Trust Series I	Core Strategy Trust Series II	Core Strategy Trust Series NAV	DWS Equity 500 Index (h)	Equity-Income Trust Series I	Equity-Income Trust Series II
Total Assets
Investments at fair value	$133,128,933	$3,409,588,039	$8,159,941	$14,975,930	$234,873,528	$146,803,522

Net Assets
Contracts in accumulation	$133,128,933	$3,409,460,426	$8,159,941	$14,968,071	$234,003,059	$146,613,419
Contracts in payout (annuitization)	—	127,613	—	7,859	870,469	190,103

Total net assets	$133,128,933	$3,409,588,039	$8,159,941	$14,975,930	$234,873,528	$146,803,522

Units outstanding	9,263,197	190,432,761	422,522	472,447	5,548,872	6,397,175
Unit value	$14.37	$17.90	$19.31	$31.70	$42.33	$22.95

Shares	8,904,945	227,154,433	545,451	734,114	12,258,535	7,686,048
Cost	$127,717,969	$3,234,143,867	$7,014,653	$10,195,829	$185,452,147	$114,328,039

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Financial Industries Trust Series I (f)	Financial Industries Trust Series II (f)	Franklin Templeton Founding Allocation Trust Series I	Franklin Templeton Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I
Total Assets
Investments at fair value	$11,204,146	$18,786,137	$44,968,829	$1,087,384,572	$52,080,987	$281,432,969

Net Assets
Contracts in accumulation	$11,204,146	$18,777,763	$44,968,829	$1,087,384,572	$52,073,998	$280,582,819
Contracts in payout (annuitization)	—	8,374	—	—	6,989	850,150

Total net assets	$11,204,146	$18,786,137	$44,968,829	$1,087,384,572	$52,080,987	$281,432,969

Units outstanding	582,868	933,415	2,563,067	73,303,818	1,757,592	11,918,462
Unit value	$19.22	$20.13	$17.54	$14.83	$29.63	$23.61

Shares	655,213	1,103,768	3,453,827	83,388,387	2,314,711	16,063,526
Cost	$7,900,062	$13,588,163	$31,025,562	$839,421,344	$31,297,802	$279,528,659

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Fundamental Large Cap Value Trust Series II	Global Allocation (h)	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II
Total Assets
Investments at fair value	$234,102,730	$766,447	$40,723,044	$101,853,797	$148,670,952	$52,928,122

Net Assets
Contracts in accumulation	$233,821,930	$766,447	$40,638,133	$101,803,124	$148,370,999	$52,797,399
Contracts in payout (annuitization)	280,800	—	84,911	50,673	299,953	130,723

Total net assets	$234,102,730	$766,447	$40,723,044	$101,853,797	$148,670,952	$52,928,122

Units outstanding	10,924,556	40,007	1,394,459	5,230,553	5,984,113	2,679,409
Unit value	$21.43	$19.16	$29.20	$19.47	$24.84	$19.75

Shares	13,271,130	47,370	3,244,864	8,194,191	7,593,001	2,712,871
Cost	$228,972,642	$652,549	$41,310,618	$105,872,917	$116,706,031	$50,066,508

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Core	International Core
	Trust Series I	Trust Series II	Series I	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$67,381,873	$88,686,796	$84,031,127	$81,511,521	$23,157,089	$15,719,921

Net Assets
Contracts in accumulation	$67,207,682	$88,679,283	$83,852,864	$81,339,870	$23,087,359	$15,702,481
Contracts in payout (annuitization)	174,191	7,513	178,263	171,651	69,730	17,440

Total net assets	$67,381,873	$88,686,796	$84,031,127	$81,511,521	$23,157,089	$15,719,921

Units outstanding	1,197,219	1,601,816	4,995,857	3,758,891	1,370,753	869,252
Unit value	$56.28	$55.37	$16.82	$21.69	$16.89	$18.08

Shares	2,008,402	2,745,721	14,742,303	14,053,711	2,201,244	1,481,614
Cost	$48,255,388	$67,266,621	$91,081,232	$88,827,218	$20,711,450	$14,993,195

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$18,203,068	$18,094,590	$14,176,433	$18,760,653	$26,889,803	$17,482,196

Net Assets
Contracts in accumulation	$18,143,732	$18,094,590	$14,169,917	$18,688,384	$26,832,345	$17,482,196
Contracts in payout (annuitization)	59,336	—	6,516	72,269	57,458	—

Total net assets	$18,203,068	$18,094,590	$14,176,433	$18,760,653	$26,889,803	$17,482,196

Units outstanding	1,294,175	1,298,172	1,263,800	1,249,862	1,633,196	1,088,144
Unit value	$14.07	$13.94	$11.22	$15.01	$16.46	$16.07

Shares	1,148,459	1,140,176	894,977	1,130,160	2,322,090	1,510,994
Cost	$17,270,873	$17,284,845	$13,103,483	$16,564,915	$22,571,360	$15,917,590

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive MVP Series I (a)	Lifestyle Aggressive MVP Series II (a)
Total Assets
Investments at fair value	$70,197,841	$65,854,943	$165,085,857	$87,725,052	$82,915,377	$127,276,863

Net Assets
Contracts in accumulation	$70,007,159	$65,797,575	$164,836,105	$87,715,249	$82,854,650	$127,276,863
Contracts in payout (annuitization)	190,682	57,368	249,752	9,803	60,727	—

Total net assets	$70,197,841	$65,854,943	$165,085,857	$87,725,052	$82,915,377	$127,276,863

Units outstanding	3,689,892	3,209,864	8,695,039	4,822,048	3,743,208	5,899,699
Unit value	$19.02	$20.52	$18.99	$18.19	$22.15	$21.57

Shares	5,597,914	5,259,979	14,170,460	7,523,589	7,713,058	11,861,777
Cost	$66,076,542	$59,022,288	$166,110,076	$88,596,890	$64,692,609	$96,726,652

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Aggressive Trust PS Series I (g)	Lifestyle Aggressive Trust PS Series II	Lifestyle Balanced MVP Series I (b)	Lifestyle Balanced MVP Series II (b)	Lifestyle Balanced MVP Series NAV (b)	Lifestyle Balanced Trust PS Series I
Total Assets
Investments at fair value	$740,145	$3,850,593	$591,421,436	$7,664,452,325	$90,986	$10,782,788

Net Assets
Contracts in accumulation	$740,145	$3,850,593	$590,845,413	$7,663,269,089	$90,986	$10,782,788
Contracts in payout (annuitization)	—	—	576,023	1,183,236	—	—

Total net assets	$740,145	$3,850,593	$591,421,436	$7,664,452,325	$90,986	$10,782,788

Units outstanding	55,686	291,089	28,771,889	393,696,426	5,151	814,601
Unit value	$13.29	$13.23	$20.56	$19.47	$17.66	$13.24

Shares	57,914	301,298	42,640,334	555,395,096	6,550	760,422
Cost	$758,332	$3,866,058	$496,779,789	$6,355,936,239	$80,046	$10,789,597

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Balanced Trust PS Series II	Lifestyle Conservative MVP Series I (c)	Lifestyle Conservative MVP Series II (c)	Lifestyle Conservative Trust PS Series I (g)	Lifestyle Conservative Trust PS Series II	Lifestyle Growth MVP Series I (d)
Total Assets
Investments at fair value	$476,031,888	$150,457,952	$1,507,981,635	$3,921,203	$90,742,438	$597,198,604

Net Assets
Contracts in accumulation	$476,031,888	$150,290,805	$1,507,886,520	$3,921,203	$90,742,438	$596,350,137
Contracts in payout (annuitization)	—	167,147	95,115	—	—	848,467

Total net assets	$476,031,888	$150,457,952	$1,507,981,635	$3,921,203	$90,742,438	$597,198,604

Units outstanding	32,131,824	7,240,299	81,391,752	300,503	6,575,522	30,350,816
Unit value	$14.82	$20.78	$18.53	$13.05	$13.80	$19.68

Shares	33,499,781	12,414,022	125,143,704	294,164	6,797,186	42,264,586
Cost	$454,069,806	$159,807,324	$1,589,694,088	$4,001,113	$90,248,451	$495,113,406

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Growth MVP Series II (d)	Lifestyle Growth MVP Series NAV (d)	Lifestyle Growth Trust PS Series I	Lifestyle Growth Trust PS Series II	Lifestyle Moderate MVP Series I (e)	Lifestyle Moderate MVP Series II (e)
Total Assets
Investments at fair value	$10,822,610,814	$686,770	$21,318,598	$1,280,302,458	$219,647,556	$2,395,035,737

Net Assets
Contracts in accumulation	$10,822,356,986	$686,770	$21,318,598	$1,280,302,458	$218,077,024	$2,394,703,405
Contracts in payout (annuitization)	253,828	—	—	—	1,570,532	332,332

Total net assets	$10,822,610,814	$686,770	$21,318,598	$1,280,302,458	$219,647,556	$2,395,035,737

Units outstanding	555,246,914	36,483	1,596,940	85,784,863	10,258,100	124,617,516
Unit value	$19.49	$18.82	$13.35	$14.92	$21.41	$19.22

Shares	767,561,051	48,535	1,435,596	86,157,635	16,514,854	181,030,668
Cost	$8,967,765,150	$585,721	$21,171,372	$1,233,816,561	$203,888,684	$2,092,312,904

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Trust PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II
Total Assets
Investments at fair value	$3,519,723	$159,487,879	$32,305,875	$60,840,171	$153,598,753	$85,015,236

Net Assets
Contracts in accumulation	$3,519,723	$159,487,879	$32,272,172	$60,685,082	$153,497,694	$84,994,244
Contracts in payout (annuitization)	—	—	33,703	155,089	101,059	20,992

Total net assets	$3,519,723	$159,487,879	$32,305,875	$60,840,171	$153,598,753	$85,015,236

Units outstanding	267,187	10,888,260	969,590	2,030,534	6,124,526	2,734,626
Unit value	$13.17	$14.65	$33.32	$29.96	$25.08	$31.09

Shares	252,310	11,416,455	1,449,344	2,738,081	8,253,560	4,725,694
Cost	$3,559,083	$153,362,617	$25,727,697	$47,944,571	$120,892,331	$74,093,450

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust B Series NAV	Money Market Trust Series I	Money Market Trust Series II	Mutual Shares Trust Series I
Total Assets
Investments at fair value	$61,677,107	$65,970,477	$12,410,055	$67,225,819	$291,292,417	$199,493,537

Net Assets
Contracts in accumulation	$61,561,952	$65,934,864	$12,400,241	$66,968,581	$290,671,214	$199,488,866
Contracts in payout (annuitization)	115,155	35,613	9,814	257,238	621,203	4,671

Total net assets	$61,677,107	$65,970,477	$12,410,055	$67,225,819	$291,292,417	$199,493,537

Units outstanding	2,273,179	2,515,656	1,052,720	4,544,345	24,580,792	11,387,904
Unit value	$27.13	$26.22	$11.79	$14.79	$11.85	$17.52

Shares	4,418,131	4,722,296	12,410,055	67,225,819	291,292,417	14,229,211
Cost	$45,134,548	$48,556,726	$12,410,055	$67,225,819	$291,292,417	$134,147,314

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	PIMCO All Asset (h)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II
Total Assets
Investments at fair value	$21,234,591	$49,462,648	$57,638,180	$33,242,486	$92,552,844	$42,083,709

Net Assets
Contracts in accumulation	$21,219,572	$49,313,340	$57,575,346	$33,192,054	$92,295,970	$42,073,488
Contracts in payout (annuitization)	15,019	149,308	62,834	50,432	256,874	10,221

Total net assets	$21,234,591	$49,462,648	$57,638,180	$33,242,486	$92,552,844	$42,083,709

Units outstanding	1,118,331	1,044,744	1,574,897	1,884,735	4,178,464	1,614,981
Unit value	$18.99	$47.34	$36.60	$17.64	$22.15	$26.06

Shares	2,016,580	2,755,579	3,205,683	2,810,016	3,417,756	1,589,264
Cost	$22,708,687	$33,709,311	$43,189,351	$35,238,425	$51,346,941	$31,058,831

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II
Total Assets
Investments at fair value	$38,732,892	$33,680,182	$681,933	$31,257,951	$14,672,523	$44,641,155

Net Assets
Contracts in accumulation	$38,479,087	$33,609,250	$681,933	$31,256,331	$14,642,973	$44,567,655
Contracts in payout (annuitization)	253,805	70,932	—	1,620	29,550	73,500

Total net assets	$38,732,892	$33,680,182	$681,933	$31,257,951	$14,672,523	$44,641,155

Units outstanding	3,108,011	2,753,814	31,425	1,129,386	555,520	1,645,216
Unit value	$12.46	$12.23	$21.70	$27.68	$26.41	$27.13

Shares	3,126,141	2,716,144	58,385	2,758,866	952,761	2,910,114
Cost	$40,046,294	$34,605,927	$606,621	$29,976,685	$12,549,769	$37,219,031

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II
Total Assets
Investments at fair value	$49,882,771	$39,455,415	$743,209	$38,877,818	$51,324,065	$51,135,643

Net Assets
Contracts in accumulation	$49,847,830	$39,448,087	$743,209	$38,856,731	$51,151,144	$51,120,523
Contracts in payout (annuitization)	34,941	7,328	—	21,087	172,921	15,120

Total net assets	$49,882,771	$39,455,415	$743,209	$38,877,818	$51,324,065	$51,135,643

Units outstanding	1,507,500	1,272,553	29,719	1,438,902	1,448,038	1,802,596
Unit value	$33.09	$31.00	$25.01	$27.02	$35.44	$28.37

Shares	1,580,569	1,266,220	30,199	1,585,555	2,075,377	2,094,865
Cost	$43,065,400	$32,341,194	$613,419	$34,462,066	$30,565,050	$29,990,291

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV	Total Return Trust Series I	Total Return Trust Series II
Total Assets
Investments at fair value	$47,033,919	$48,604,122	$62,954,263	$125,388,642	$120,418,062	$138,687,270

Net Assets
Contracts in accumulation	$46,896,342	$48,598,951	$62,954,263	$125,384,619	$120,236,321	$138,504,729
Contracts in payout (annuitization)	137,577	5,171	—	4,023	181,741	182,541

Total net assets	$47,033,919	$48,604,122	$62,954,263	$125,388,642	$120,418,062	$138,687,270

Units outstanding	2,158,995	2,350,596	5,061,304	9,895,822	5,259,683	7,250,247
Unit value	$21.79	$20.68	$12.44	$12.67	$22.89	$19.13

Shares	3,552,411	3,662,707	6,064,958	12,103,151	8,738,611	10,079,017
Cost	$49,260,530	$50,090,262	$63,560,342	$129,639,049	$124,741,318	$143,860,437

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	U.S. Equity Trust Series I	U.S. Equity Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II
Total Assets
Investments at fair value	$17,375,283	$35,266,110	$107,450,481	$7,037,445	$8,810,337	$201,812,773

Net Assets
Contracts in accumulation	$17,298,236	$35,204,814	$107,246,279	$7,037,378	$8,810,337	$201,812,773
Contracts in payout (annuitization)	77,047	61,296	204,202	67	—	—

Total net assets	$17,375,283	$35,266,110	$107,450,481	$7,037,445	$8,810,337	$201,812,773

Units outstanding	888,250	1,407,163	6,092,849	403,732	727,585	17,287,474
Unit value	$19.56	$25.06	$17.64	$17.43	$12.11	$11.67

Shares	937,684	1,908,339	5,541,541	362,942	746,639	17,117,284
Cost	$12,411,883	$23,805,655	$77,827,759	$5,381,871	$8,897,260	$204,220,720

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities (h)	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$19,899,373	$18,763,451	$3,763,538	$88,764,765	$28,391,341

Net Assets
Contracts in accumulation	$19,846,634	$18,762,013	$3,763,538	$88,418,269	$28,371,409
Contracts in payout (annuitization)	52,739	1,438	—	346,496	19,932

Total net assets	$19,899,373	$18,763,451	$3,763,538	$88,764,765	$28,391,341

Units outstanding	649,684	418,688	72,469	2,626,747	919,565
Unit value	$30.63	$44.81	$51.93	$33.79	$30.87

Shares	1,223,071	1,162,543	139,856	3,448,515	1,106,875
Cost	$16,577,177	$15,705,308	$2,377,314	$56,602,891	$21,803,600

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Fund B Series I		500 Index Fund B Series II		500 Index Fund B Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$745,327	$864,514	$579,574	$609,108	$3,762,469	$4,273,997
Expenses:
Mortality and expense risk and administrative charges	(769,419)	(727,365)	(691,281)	(644,235)	(2,463,470)	(2,461,256)

Net investment income (loss)	(24,092)	137,149	(111,707)	(35,127)	1,298,999	1,812,741

Realized gains (losses) on investments:
Capital gain distributions received	681,449	100,468	608,878	79,256	3,516,761	486,196
Net realized gain (loss)	3,440,942	1,540,773	2,421,084	1,649,375	12,208,152	5,915,029

Realized gains (losses)	4,122,391	1,641,241	3,029,962	1,728,631	15,724,913	6,401,225

Unrealized appreciation (depreciation) during the period	1,308,212	10,617,387	1,559,771	8,604,767	11,034,633	55,956,841

Net increase (decrease) in contract owners’ equity from operations	5,406,511	12,395,777	4,478,026	10,298,271	28,058,545	64,170,807

Changes from principal transactions:
Purchase payments	102,573	130,101	149,185	122,318	810,486	913,563
Transfers between sub-accounts and the company	(1,180,354)	4,871,155	3,211,384	1,369,814	(7,804,430)	(16,595,352)
Withdrawals	(5,821,862)	(5,801,869)	(4,845,769)	(7,517,947)	(33,701,269)	(20,381,875)
Annual contract fee	(181,721)	(168,643)	(158,201)	(159,462)	(1,926,242)	(1,945,073)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,081,364)	(969,256)	(1,643,401)	(6,185,277)	(42,621,455)	(38,008,737)

Total increase (decrease) in contract owners’ equity	(1,674,853)	11,426,521	2,834,625	4,112,994	(14,562,910)	26,162,070
Contract owners’ equity at beginning of period	52,972,912	41,546,391	42,128,602	38,015,608	250,124,752	223,962,682

Contract owners’ equity at end of period	$51,298,059	$52,972,912	$44,963,227	$42,128,602	$235,561,842	$250,124,752

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,220,415	3,285,208	2,574,765	3,010,183	15,237,639	17,843,815
Units issued	404,669	645,132	408,773	379,283	129,161	277,446
Units redeemed	(832,449)	(709,925)	(514,567)	(814,701)	(2,594,423)	(2,883,622)

Units, end of period	2,792,635	3,220,415	2,468,971	2,574,765	12,772,377	15,237,639

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,434,848	$2,352,668	$6,715,914	$12,160,984	$405,448	$548,598
Expenses:
Mortality and expense risk and administrative charges	(578,362)	(633,879)	(3,312,783)	(3,672,220)	(639,416)	(649,660)

Net investment income (loss)	856,486	1,718,789	3,403,131	8,488,764	(233,968)	(101,062)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	519,527	972,443	6,802,966	4,250,835	3,227,450	3,565,179

Realized gains (losses)	519,527	972,443	6,802,966	4,250,835	3,227,450	3,565,179

Unrealized appreciation (depreciation) during the period	647,370	(3,206,212)	(163,220)	(16,217,400)	353,034	8,848,259

Net increase (decrease) in contract owners’ equity from operations	2,023,383	(514,980)	10,042,877	(3,477,801)	3,346,516	12,312,376

Changes from principal transactions:
Purchase payments	104,132	57,731	281,165	271,658	60,194	90,610
Transfers between sub-accounts and the company	1,972,069	(1,010,749)	(147,284)	22,702,447	(1,841,876)	(1,808,784)
Withdrawals	(5,428,038)	(6,345,211)	(42,359,461)	(39,431,583)	(4,730,827)	(5,166,541)
Annual contract fee	(55,274)	(66,831)	(638,822)	(762,685)	(74,317)	(127,963)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,407,111)	(7,365,060)	(42,864,402)	(17,220,163)	(6,586,826)	(7,012,678)

Total increase (decrease) in contract owners’ equity	(1,383,728)	(7,880,040)	(32,821,525)	(20,697,964)	(3,240,310)	5,299,698
Contract owners’ equity at beginning of period	39,729,150	47,609,190	220,186,744	240,884,708	46,247,606	40,947,908

Contract owners’ equity at end of period	$38,345,422	$39,729,150	$187,365,219	$220,186,744	$43,007,296	$46,247,606

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,205,233	2,611,075	12,635,236	13,606,594	1,966,094	2,321,056
Units issued	223,570	105,161	437,140	1,812,455	17,709	124,087
Units redeemed	(405,263)	(511,003)	(2,820,873)	(2,783,813)	(294,465)	(479,049)

Units, end of period	2,023,540	2,205,233	10,251,503	12,635,236	1,689,338	1,966,094

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series II		All Cap Value Trust Series I		All Cap Value Trust Series II
	2014	2013	2014	2013 (m)	2014	2013 (m)
Income:
Dividend distributions received	$45,052	$74,688	$—	$283,918	$—	$237,165
Expenses:
Mortality and expense risk and administrative charges	(97,810)	(116,880)	—	(326,438)	—	(358,985)

Net investment income (loss)	(52,758)	(42,192)	—	(42,520)	—	(121,820)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	11,252,839	—	11,379,376
Net realized gain (loss)	742,168	598,374	—	(2,540,102)	—	(3,094,282)

Realized gains (losses)	742,168	598,374	—	8,712,737	—	8,285,094

Unrealized appreciation (depreciation) during the period	(282,684)	1,458,983	—	(2,835,761)	—	(2,321,892)

Net increase (decrease) in contract owners’ equity from operations	406,726	2,015,165	—	5,834,456	—	5,841,382

Changes from principal transactions:
Purchase payments	45,482	54,059	—	56,056	—	175,636
Transfers between sub-accounts and the company	(867,998)	184,867	—	(23,397,035)	—	(23,662,078)
Withdrawals	(1,242,236)	(1,863,587)	—	(2,388,662)	—	(3,263,581)
Annual contract fee	(35,091)	(41,634)	—	(54,602)	—	(79,068)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,099,843)	(1,666,295)	—	(25,784,243)	—	(26,829,091)

Total increase (decrease) in contract owners’ equity	(1,693,117)	348,870	—	(19,949,787)	—	(20,987,709)
Contract owners’ equity at beginning of period	7,209,627	6,860,757	—	19,949,787	—	20,987,709

Contract owners’ equity at end of period	$5,516,510	$7,209,627	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	310,891	390,303	—	1,128,266	—	1,114,363
Units issued	34,621	106,810	—	182,627	—	151,158
Units redeemed	(122,960)	(186,222)	—	(1,310,893)	—	(1,265,521)

Units, end of period	222,552	310,891	—	—	—	—

(m)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Asset Allocation Trust Series II		American Asset Allocation Trust Series III
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,932,132	$1,415,061	$16,588,739	$11,504,846	$2,858,454	$2,281,833
Expenses:
Mortality and expense risk and administrative charges	(1,959,630)	(1,992,008)	(18,754,679)	(18,904,144)	(1,463,082)	(1,458,935)

Net investment income (loss)	(27,498)	(576,947)	(2,165,940)	(7,399,298)	1,395,372	822,898

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	10,768,019	8,920,612	45,879,588	25,958,944	13,867,350	7,709,378

Realized gains (losses)	10,768,019	8,920,612	45,879,588	25,958,944	13,867,350	7,709,378

Unrealized appreciation (depreciation) during the period	(6,119,206)	18,216,378	(2,147,586)	225,923,760	(8,018,158)	25,236,827

Net increase (decrease) in contract owners’ equity from operations	4,621,315	26,560,043	41,566,062	244,483,406	7,244,564	33,769,103

Changes from principal transactions:
Purchase payments	301,247	191,097	3,011,481	3,729,520	407,601	533,564
Transfers between sub-accounts and the company	(82,137)	(854,087)	(13,227,875)	(17,014,754)	(4,125,568)	(1,277,444)
Withdrawals	(16,753,696)	(16,010,128)	(123,820,453)	(107,461,193)	(20,008,662)	(15,141,081)
Annual contract fee	(153,470)	(182,864)	(8,098,759)	(8,269,508)	(868,665)	(864,877)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,688,056)	(16,855,982)	(142,135,606)	(129,015,935)	(24,595,294)	(16,749,838)

Total increase (decrease) in contract owners’ equity	(12,066,741)	9,704,061	(100,569,544)	115,467,471	(17,350,730)	17,019,265
Contract owners’ equity at beginning of period	140,673,053	130,968,992	1,320,706,446	1,205,238,975	172,981,741	155,962,476

Contract owners’ equity at end of period	$128,606,312	$140,673,053	$1,220,136,902	$1,320,706,446	$155,631,011	$172,981,741

	2014	2013	2014	2013	2014	2013
Units, beginning of period	8,751,576	9,904,931	83,069,590	91,998,332	9,650,116	10,674,749
Units issued	307,440	257,092	7,733,727	1,189,323	71,655	30,125
Units redeemed	(1,338,154)	(1,410,447)	(16,254,438)	(10,118,065)	(1,408,314)	(1,054,758)

Units, end of period	7,720,862	8,751,576	74,548,879	83,069,590	8,313,457	9,650,116

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Growth Trust Series II		American Global Growth Trust Series III		American Global Small Capitalization Trust Series II
	2014	2013	2014	2013	2014	2013 (j)
Income:
Dividend distributions received	$1,258,782	$1,499,379	$410,993	$453,673	$—	$82,450
Expenses:
Mortality and expense risk and administrative charges	(3,005,841)	(2,918,368)	(343,028)	(257,135)	—	(254,681)

Net investment income (loss)	(1,747,059)	(1,418,989)	67,965	196,538	—	(172,231)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	12,747,821	7,583,899	1,138,788	1,552,184	—	12,469,288

Realized gains (losses)	12,747,821	7,583,899	1,138,788	1,552,184	—	12,469,288

Unrealized appreciation (depreciation) during the period	(10,594,633)	39,632,918	(714,869)	5,561,516	—	(7,386,896)

Net increase (decrease) in contract owners’ equity from operations	406,129	45,797,828	491,884	7,310,238	—	4,910,161

Changes from principal transactions:
Purchase payments	682,211	562,757	129,469	94,449	—	135,100
Transfers between sub-accounts and the company	(3,472,041)	33,329,771	488,510	31,818,017	—	(54,025,805)
Withdrawals	(24,089,261)	(16,318,363)	(5,053,449)	(3,272,759)	—	(1,261,720)
Annual contract fee	(1,068,069)	(1,105,156)	(182,530)	(106,358)	—	(45,830)

Net increase (decrease) in contract owners’ equity from principal transactions	(27,947,160)	16,469,009	(4,618,000)	28,533,349	—	(55,198,255)

Total increase (decrease) in contract owners’ equity	(27,541,031)	62,266,837	(4,126,116)	35,843,587	—	(50,288,094)
Contract owners’ equity at beginning of period	215,497,988	153,231,151	39,832,327	3,988,740	—	50,288,094

Contract owners’ equity at end of period	$187,956,957	$215,497,988	$35,706,211	$39,832,327	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	13,048,837	11,740,931	2,179,032	280,163	—	4,714,128
Units issued	3,533,608	4,140,951	76,980	2,296,247	—	84,412
Units redeemed	(5,130,986)	(2,833,045)	(328,209)	(397,378)	—	(4,798,540)

Units, end of period	11,451,459	13,048,837	1,927,803	2,179,032	—	—

(j)	Terminated as an investment option and funds transferred to American Global Growth Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Small Capitalization Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2014	2013 (j)	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$107,952	$4,769,195	$2,932,996	$1,228,907	$937,123
Expenses:
Mortality and expense risk and administrative charges	—	(100,069)	(11,529,632)	(12,448,765)	(1,008,864)	(1,008,023)

Net investment income (loss)	—	7,883	(6,760,437)	(9,515,769)	220,043	(70,900)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	—	10,661,414	60,119,516	1,977,123	10,842,638	9,267,992

Realized gains (losses)	—	10,661,414	60,119,516	1,977,123	10,842,638	9,267,992

Unrealized appreciation (depreciation) during the period	—	(7,266,048)	(8,576,618)	200,928,200	(3,030,252)	19,197,824

Net increase (decrease) in contract owners’ equity from operations	—	3,403,249	44,782,461	193,389,554	8,032,429	28,394,916

Changes from principal transactions:
Purchase payments	—	39,965	1,451,728	1,561,841	395,369	453,456
Transfers between sub-accounts and the company	—	(36,190,719)	(25,514,105)	(69,207,277)	(2,611,792)	(8,206,927)
Withdrawals	—	(981,414)	(116,954,877)	(108,203,526)	(15,195,321)	(9,492,130)
Annual contract fee	—	(90,147)	(2,713,365)	(3,081,762)	(676,355)	(690,767)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(37,222,315)	(143,730,619)	(178,930,724)	(18,088,099)	(17,936,368)

Total increase (decrease) in contract owners’ equity	—	(33,819,066)	(98,948,158)	14,458,830	(10,055,670)	10,458,548
Contract owners’ equity at beginning of period	—	33,819,066	799,945,149	785,486,319	116,005,778	105,547,230

Contract owners’ equity at end of period	$—	$—	$700,996,991	$799,945,149	$105,950,108	$116,005,778

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	2,882,178	32,225,684	40,001,488	6,693,866	7,849,438
Units issued	—	474	3,848,969	2,608,113	82,962	56,243
Units redeemed	—	(2,882,652)	(9,299,740)	(10,383,917)	(1,086,553)	(1,211,815)

Units, end of period	—	—	26,774,913	32,225,684	5,690,275	6,693,866

(j)	Terminated as an investment option and funds transferred to American Global Growth Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,227,092	$1,339,919	$4,742,580	$5,703,713	$3,079,120	$3,414,907
Expenses:
Mortality and expense risk and administrative charges	(2,114,565)	(2,077,818)	(10,506,009)	(11,330,089)	(2,402,866)	(2,429,635)

Net investment income (loss)	(887,473)	(737,899)	(5,763,429)	(5,626,376)	676,254	985,272

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	14,842,203	11,778,579	34,511,398	(7,564,489)	19,156,575	24,795,606

Realized gains (losses)	14,842,203	11,778,579	34,511,398	(7,564,489)	19,156,575	24,795,606

Unrealized appreciation (depreciation) during the period	(2,233,194)	26,756,096	25,568,340	206,003,954	4,728,620	49,737,153

Net increase (decrease) in contract owners’ equity from operations	11,721,536	37,796,776	54,316,309	192,813,089	24,561,449	75,518,031

Changes from principal transactions:
Purchase payments	267,171	211,973	1,074,836	997,193	822,292	941,797
Transfers between sub-accounts and the company	(5,068,358)	(5,967,138)	(31,030,312)	(78,216,045)	(11,851,161)	(30,644,770)
Withdrawals	(16,795,734)	(15,440,986)	(109,084,688)	(97,313,163)	(36,466,190)	(24,744,753)
Annual contract fee	(300,675)	(323,548)	(2,567,558)	(2,919,498)	(1,553,878)	(1,608,472)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,897,596)	(21,519,699)	(141,607,722)	(177,451,513)	(49,048,937)	(56,056,198)

Total increase (decrease) in contract owners’ equity	(10,176,060)	16,277,077	(87,291,413)	15,361,576	(24,487,488)	19,461,833
Contract owners’ equity at beginning of period	148,729,627	132,452,550	718,672,888	703,311,312	275,374,374	255,912,541

Contract owners’ equity at end of period	$138,553,567	$148,729,627	$631,381,475	$718,672,888	$250,886,886	$275,374,374

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,907,494	6,896,415	31,322,359	39,800,921	15,357,403	18,878,596
Units issued	161,232	163,671	3,405,963	2,587,117	50,100	43,376
Units redeemed	(1,005,215)	(1,152,592)	(9,132,838)	(11,065,679)	(2,639,008)	(3,564,569)

Units, end of period	5,063,511	5,907,494	25,595,484	31,322,359	12,768,495	15,357,403

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American High-Income Bond Trust Series II		American High-Income Bond Trust Series III		American International Trust Series II
	2014	2013 (p)	2014	2013 (p)	2014	2013
Income:
Dividend distributions received	$—	$14,771	$—	$79,448	$3,639,252	$3,787,730
Expenses:
Mortality and expense risk and administrative charges	—	(249,891)	—	(121,966)	(6,968,841)	(7,735,090)

Net investment income (loss)	—	(235,120)	—	(42,518)	(3,329,589)	(3,947,360)

Realized gains (losses) on investments:
Capital gain distributions received	—	1,183,290	—	1,019,702	—	—
Net realized gain (loss)	—	984,442	—	987,622	30,404,974	(8,197,685)

Realized gains (losses)	—	2,167,732	—	2,007,324	30,404,974	(8,197,685)

Unrealized appreciation (depreciation) during the period	—	(729,341)	—	(794,602)	(47,229,466)	98,693,293

Net increase (decrease) in contract owners’ equity from operations	—	1,203,271	—	1,170,204	(20,154,081)	86,548,248

Changes from principal transactions:
Purchase payments	—	54,164	—	71,566	738,050	767,888
Transfers between sub-accounts and the company	—	(50,557,337)	—	(42,511,602)	12,982,245	(26,330,458)
Withdrawals	—	(2,348,594)	—	(1,124,548)	(70,767,340)	(64,476,016)
Annual contract fee	—	(42,736)	—	(145,339)	(1,734,654)	(2,012,648)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(52,894,503)	—	(43,709,923)	(58,781,699)	(92,051,234)

Total increase (decrease) in contract owners’ equity	—	(51,691,232)	—	(42,539,719)	(78,935,780)	(5,502,986)
Contract owners’ equity at beginning of period	—	51,691,232	—	42,539,719	492,156,826	497,659,812

Contract owners’ equity at end of period	$—	$—	$—	$—	$413,221,046	$492,156,826

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	3,402,345	—	2,447,584	18,937,994	22,633,958
Units issued	—	85,348	—	68,342	3,526,607	2,244,498
Units redeemed	—	(3,487,693)	—	(2,515,926)	(5,708,723)	(5,940,462)

Units, end of period	—	—	—	—	16,755,878	18,937,994

(p)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$681,496	$668,124	$334,513	$444,087	$22,805	$25,863
Expenses:
Mortality and expense risk and administrative charges	(475,892)	(476,499)	(821,565)	(882,209)	(20,064)	(23,197)

Net investment income (loss)	205,604	191,625	(487,052)	(438,122)	2,741	2,666

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,329,764	—	48,326	—
Net realized gain (loss)	1,838,982	1,056,271	2,160,547	2,184,169	31,986	157,833

Realized gains (losses)	1,838,982	1,056,271	3,490,311	2,184,169	80,312	157,833

Unrealized appreciation (depreciation) during the period	(3,791,762)	8,629,282	(8,130,128)	3,283,091	(256,943)	61,831

Net increase (decrease) in contract owners’ equity from operations	(1,747,176)	9,877,178	(5,126,869)	5,029,138	(173,890)	222,330

Changes from principal transactions:
Purchase payments	160,820	187,635	244,044	194,951	5,061	5
Transfers between sub-accounts and the company	3,263,391	(1,302,952)	454,121	(1,565,911)	79,190	(149,581)
Withdrawals	(6,740,052)	(4,050,589)	(6,673,420)	(6,984,761)	(230,667)	(496,086)
Annual contract fee	(379,099)	(386,468)	(190,874)	(207,391)	(1,334)	(1,199)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,694,940)	(5,552,374)	(6,166,129)	(8,563,112)	(147,750)	(646,861)

Total increase (decrease) in contract owners’ equity	(5,442,116)	4,324,804	(11,292,998)	(3,533,974)	(321,640)	(424,531)
Contract owners’ equity at beginning of period	54,799,470	50,474,666	58,758,058	62,292,032	2,121,898	2,546,429

Contract owners’ equity at end of period	$49,357,354	$54,799,470	$47,465,060	$58,758,058	$1,800,258	$2,121,898

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,743,445	4,154,207	3,886,951	4,498,260	143,538	189,733
Units issued	236,143	110,774	1,056,232	552,238	7,120	8,549
Units redeemed	(482,341)	(521,536)	(1,433,031)	(1,163,547)	(16,896)	(54,744)

Units, end of period	3,497,247	3,743,445	3,510,152	3,886,951	133,762	143,538

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Basic Value Focus (i)		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$77,358	$77,574	$—	$623,962	$—	$129,933
Expenses:
Mortality and expense risk and administrative charges	(94,313)	(96,296)	(3,635,663)	(3,453,384)	(1,870,641)	(1,846,011)

Net investment income (loss)	(16,955)	(18,722)	(3,635,663)	(2,829,422)	(1,870,641)	(1,716,078)

Realized gains (losses) on investments:
Capital gain distributions received	824,073	—	9,737,661	—	4,641,559	—
Net realized gain (loss)	171,443	(12,862)	26,795,343	20,346,943	20,154,128	12,409,865

Realized gains (losses)	995,516	(12,862)	36,533,004	20,346,943	24,795,687	12,409,865

Unrealized appreciation (depreciation) during the period	(477,814)	2,025,334	(15,416,008)	60,992,355	(15,309,932)	27,750,596

Net increase (decrease) in contract owners’ equity from operations	500,747	1,993,750	17,481,333	78,509,876	7,615,114	38,444,383

Changes from principal transactions:
Purchase payments	12,764	4,014	577,101	611,040	447,437	480,927
Transfers between sub-accounts and the company	(250,352)	(508,486)	(8,389,939)	(3,276,397)	(4,503,312)	4,384,519
Withdrawals	(727,314)	(811,757)	(32,471,518)	(28,343,475)	(19,240,951)	(17,994,469)
Annual contract fee	(16,841)	(19,667)	(405,052)	(431,909)	(332,541)	(366,753)

Net increase (decrease) in contract owners’ equity from principal transactions	(981,743)	(1,335,896)	(40,689,408)	(31,440,741)	(23,629,367)	(13,495,776)

Total increase (decrease) in contract owners’ equity	(480,996)	657,854	(23,208,075)	47,069,135	(16,014,253)	24,948,607
Contract owners’ equity at beginning of period	6,715,510	6,057,656	264,249,563	217,180,428	131,638,002	106,689,395

Contract owners’ equity at end of period	$6,234,514	$6,715,510	$241,041,488	$264,249,563	$115,623,749	$131,638,002

	2014	2013	2014	2013	2014	2013
Units, beginning of period	189,858	234,668	7,738,486	8,904,367	5,432,037	6,082,613
Units issued	328	408	249,695	390,020	756,430	989,043
Units redeemed	(26,004)	(45,218)	(1,441,516)	(1,555,901)	(1,706,052)	(1,639,619)

Units, end of period	164,182	189,858	6,546,665	7,738,486	4,482,415	5,432,037

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond PS Series II		Bond Trust Series I		Bond Trust Series II
	2014 (k)	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$33,260	$4,986	$6,024,667	$6,999,753	$12,052,740	$14,435,077
Expenses:
Mortality and expense risk and administrative charges	(5,954)	(2,415)	(2,155,376)	(2,153,643)	(7,865,598)	(8,281,128)

Net investment income (loss)	27,306	2,571	3,869,291	4,846,110	4,187,142	6,153,949

Realized gains (losses) on investments:
Capital gain distributions received	—	485	—	1,806,653	—	4,009,948
Net realized gain (loss)	(18,881)	1,764	(436,698)	(85,177)	(1,324,688)	(204,456)

Realized gains (losses)	(18,881)	2,249	(436,698)	1,721,476	(1,324,688)	3,805,492

Unrealized appreciation (depreciation) during the period	4,046	(1,732)	7,381,562	(11,981,712)	16,815,704	(26,939,126)

Net increase (decrease) in contract owners’ equity from operations	12,471	3,088	10,814,155	(5,414,126)	19,678,158	(16,979,685)

Changes from principal transactions:
Purchase payments	—	—	718,347	860,056	672,440	753,288
Transfers between sub-accounts and the company	(195,046)	(19,316)	572,342	31,939,879	(6,408,114)	68,956,183
Withdrawals	(61,592)	(22,268)	(32,020,371)	(20,518,403)	(73,984,161)	(56,451,709)
Annual contract fee	(957)	(870)	(1,557,114)	(1,593,666)	(2,512,371)	(2,704,841)

Net increase (decrease) in contract owners’ equity from principal transactions	(257,595)	(42,454)	(32,286,796)	10,687,866	(82,232,206)	10,552,921

Total increase (decrease) in contract owners’ equity	(245,124)	(39,366)	(21,472,641)	5,273,740	(62,554,048)	(6,426,764)
Contract owners’ equity at beginning of period	245,124	284,490	246,783,761	241,510,021	546,691,264	553,118,028

Contract owners’ equity at end of period	$—	$245,124	$225,311,120	$246,783,761	$484,137,216	$546,691,264

	2014	2013	2014	2013	2014	2013
Units, beginning of period	19,194	21,580	19,048,138	18,221,684	43,168,464	42,147,504
Units issued	337,610	175,683	362,526	2,738,282	7,349,016	9,524,504
Units redeemed	(356,804)	(178,069)	(2,778,593)	(1,911,828)	(13,356,895)	(8,503,544)

Units, end of period	—	19,194	16,632,071	19,048,138	37,160,585	43,168,464

(k)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$69,822	$345,360	$—	$135,097	$3,636,665	$3,080,025
Expenses:
Mortality and expense risk and administrative charges	(2,207,471)	(2,107,418)	(1,020,689)	(1,007,107)	(4,373,824)	(4,325,636)

Net investment income (loss)	(2,137,649)	(1,762,058)	(1,020,689)	(872,010)	(737,159)	(1,245,611)

Realized gains (losses) on investments:
Capital gain distributions received	16,065,801	—	6,951,404	—	34,515,333	25,317,981
Net realized gain (loss)	12,107,916	10,282,275	8,011,150	7,543,016	15,256,039	12,180,052

Realized gains (losses)	28,173,717	10,282,275	14,962,554	7,543,016	49,771,372	37,498,033

Unrealized appreciation (depreciation) during the period	(14,498,774)	35,264,134	(9,187,806)	12,527,969	(18,752,090)	18,512,494

Net increase (decrease) in contract owners’ equity from operations	11,537,294	43,784,351	4,754,059	19,198,975	30,282,123	54,764,916

Changes from principal transactions:
Purchase payments	328,019	315,592	255,250	552,357	982,989	1,515,804
Transfers between sub-accounts and the company	(3,049,294)	(7,346,973)	1,145,886	(4,491,681)	87,624	(8,539,723)
Withdrawals	(17,484,718)	(16,878,720)	(10,155,664)	(9,024,153)	(28,674,922)	(23,419,690)
Annual contract fee	(310,789)	(330,404)	(217,285)	(239,321)	(2,095,983)	(2,089,114)

Net increase (decrease) in contract owners’ equity from principal transactions	(20,516,782)	(24,240,505)	(8,971,813)	(13,202,798)	(29,700,292)	(32,532,723)

Total increase (decrease) in contract owners’ equity	(8,979,488)	19,543,846	(4,217,754)	5,996,177	581,831	22,232,193
Contract owners’ equity at beginning of period	155,768,221	136,224,375	68,554,888	62,558,711	307,583,950	285,351,757

Contract owners’ equity at end of period	$146,788,733	$155,768,221	$64,337,134	$68,554,888	$308,165,781	$307,583,950

	2014	2013	2014	2013	2014	2013
Units, beginning of period	10,222,001	12,109,605	3,044,691	3,741,178	17,243,335	19,197,836
Units issued	402,572	290,503	389,051	463,715	786,111	317,209
Units redeemed	(1,702,853)	(2,178,107)	(768,303)	(1,160,202)	(2,346,149)	(2,271,710)

Units, end of period	8,921,720	10,222,001	2,665,439	3,044,691	15,683,297	17,243,335

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Plus Trust Series I		Core Allocation Plus Trust Series II		Core Bond Trust Series II
	2014	2013 (l)	2014	2013 (l)	2014	2013
Income:
Dividend distributions received	$—	$608,769	$—	$3,894,775	$196,591	$153,391
Expenses:
Mortality and expense risk and administrative charges	—	(173,236)	—	(1,952,698)	(117,596)	(145,006)

Net investment income (loss)	—	435,533	—	1,942,077	78,995	8,385

Realized gains (losses) on investments:
Capital gain distributions received	—	6,422,417	—	44,476,812	—	310,356
Net realized gain (loss)	—	(1,611,461)	—	(3,603,793)	(315,242)	(121,106)

Realized gains (losses)	—	4,810,956	—	40,873,019	(315,242)	189,250

Unrealized appreciation (depreciation) during the period	—	(1,732,424)	—	(19,078,716)	542,144	(576,588)

Net increase (decrease) in contract owners’ equity from operations	—	3,514,065	—	23,736,380	305,897	(378,953)

Changes from principal transactions:
Purchase payments	—	62,006	—	787,411	2,538	416
Transfers between sub-accounts and the company	—	(21,322,200)	—	(150,583,994)	1,266,394	(1,522,626)
Withdrawals	—	(1,199,368)	—	(9,794,935)	(2,311,205)	(1,340,252)
Annual contract fee	—	(105,003)	—	(953,650)	(23,255)	(26,819)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(22,564,565)	—	(160,545,168)	(1,065,528)	(2,889,281)

Total increase (decrease) in contract owners’ equity	—	(19,050,500)	—	(136,808,788)	(759,631)	(3,268,234)
Contract owners’ equity at beginning of period	—	19,050,500	—	136,808,788	7,605,372	10,873,607

Contract owners’ equity at end of period	$—	$—	$—	$—	$6,845,741	$7,605,373

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	1,426,786	—	10,879,638	464,644	638,394
Units issued	—	20,423	—	95,984	224,980	70,404
Units redeemed	—	(1,447,209)	—	(10,975,622)	(289,424)	(244,154)

Units, end of period	—	—	—	—	400,200	464,644

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series I
	2014	2013 (l)	2014	2013 (l)	2014	2013 (l)
Income:
Dividend distributions received	$—	$5,686,334	$—	$553,277	$—	$3,251
Expenses:
Mortality and expense risk and administrative charges	—	(4,205,441)	—	(224,975)	—	(1,859)

Net investment income (loss)	—	1,480,893	—	328,302	—	1,392

Realized gains (losses) on investments:
Capital gain distributions received	—	57,563,722	—	4,559,122	—	16,217
Net realized gain (loss)	—	(2,291,160)	—	234,567	—	(7,479)

Realized gains (losses)	—	55,272,562	—	4,793,689	—	8,738

Unrealized appreciation (depreciation) during the period	—	(21,394,867)	—	(1,901,470)	—	7,868

Net increase (decrease) in contract owners’ equity from operations	—	35,358,588	—	3,220,521	—	17,998

Changes from principal transactions:
Purchase payments	—	1,977,360	—	122,503	—	—
Transfers between sub-accounts and the company	—	(304,735,752)	—	(26,627,524)	—	(174,602)
Withdrawals	—	(16,108,056)	—	(1,157,624)	—	—
Annual contract fee	—	(2,138,308)	—	(216,351)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	—	(321,004,756)	—	(27,878,996)	—	(174,602)

Total increase (decrease) in contract owners’ equity	—	(285,646,168)	—	(24,658,475)	—	(156,604)
Contract owners’ equity at beginning of period	—	285,646,168	—	24,658,475	—	156,604

Contract owners’ equity at end of period	$—	$—	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	—	—	1,417,212	—	10,314
Units issued	—	—	—	134,512	—	—
Units redeemed	—	—	—	(1,551,724)	—	(10,314)

Units, end of period	—	—	—	—	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series II		Core Global Diversification Trust Series III		Core Strategy Trust Series I
	2014	2013 (l)	2014	2013 (l)	2014	2013 (h)
Income:
Dividend distributions received	$—	$5,724,210	$—	$476,180	$3,211,442	$802,928
Expenses:
Mortality and expense risk and administrative charges	—	(4,270,570)	—	(166,170)	(1,245,548)	(85,974)

Net investment income (loss)	—	1,453,640	—	310,010	1,965,894	716,954

Realized gains (losses) on investments:
Capital gain distributions received	—	31,504,545	—	2,171,558	446,269	36,702
Net realized gain (loss)	—	(4,297,504)	—	(394,424)	877,054	(13,502)

Realized gains (losses)	—	27,207,041	—	1,777,134	1,323,323	23,200

Unrealized appreciation (depreciation) during the period	—	4,216,858	—	171,900	3,725,527	1,685,437

Net increase (decrease) in contract owners’ equity from operations	—	32,877,539	—	2,259,044	7,014,744	2,425,591

Changes from principal transactions:
Purchase payments	—	1,970,857	—	84,722	337,477	58,255
Transfers between sub-accounts and the company	—	(305,329,839)	—	(19,447,995)	498,539	138,032,311
Withdrawals	—	(18,454,179)	—	(970,032)	(13,456,331)	(807,895)
Annual contract fee	—	(2,069,176)	—	(163,013)	(918,918)	(54,840)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(323,882,337)	—	(20,496,318)	(13,539,233)	137,227,831

Total increase (decrease) in contract owners’ equity	—	(291,004,798)	—	(18,237,274)	(6,524,489)	139,653,422
Contract owners’ equity at beginning of period	—	291,004,798	—	18,237,274	139,653,422	—

Contract owners’ equity at end of period	$—	$—	$—	$—	$133,128,933	$139,653,422

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	17,001,503	—	1,053,937	10,217,653	—
Units issued	—	3,023,907	—	228,567	420,827	10,266,667
Units redeemed	—	(20,025,410)	—	(1,282,504)	(1,375,283)	(49,014)

Units, end of period	—	—	—	—	9,263,197	10,217,653

(h)	Sub-account available in prior year but no activity.
(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$76,491,427	$13,225,582	$201,326	$67,026	$—	$7,130,027
Expenses:
Mortality and expense risk and administrative charges	(50,662,287)	(13,097,052)	(125,617)	(130,210)	—	(2,818,486)

Net investment income (loss)	25,829,140	128,530	75,709	(63,184)	—	4,311,541

Realized gains (losses) on investments:
Capital gain distributions received	11,170,611	75,504,617	29,245	1,042,445	—	89,360,546
Net realized gain (loss)	103,622,002	18,804,046	690,290	83,449	—	(12,604,460)

Realized gains (losses)	114,792,613	94,308,663	719,535	1,125,894	—	76,756,086

Unrealized appreciation (depreciation) during the period	8,289,893	64,457,945	(329,344)	540,678	—	(55,058,309)

Net increase (decrease) in contract owners’ equity from operations	148,911,646	158,895,138	465,900	1,603,388	—	26,009,318

Changes from principal transactions:
Purchase payments	9,598,796	3,099,170	—	—	—	823,693
Transfers between sub-accounts and the company	39,151,033	2,828,285,685	—	551,346	—	(219,671,424)
Withdrawals	(308,934,967)	(71,907,564)	(3,046,145)	(736,330)	—	(9,452,993)
Annual contract fee	(23,659,403)	(6,108,754)	—	—	—	(1,346,898)

Net increase (decrease) in contract owners’ equity from principal transactions	(283,844,541)	2,753,368,537	(3,046,145)	(184,984)	—	(229,647,622)

Total increase (decrease) in contract owners’ equity	(134,932,895)	2,912,263,675	(2,580,245)	1,418,404	—	(203,638,304)
Contract owners’ equity at beginning of period	3,544,520,934	632,257,259	10,740,186	9,321,782	—	203,638,304

Contract owners’ equity at end of period	$3,409,588,039	$3,544,520,934	$8,159,941	$10,740,186	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	205,775,379	42,857,530	576,986	600,806	—	14,938,593
Units issued	13,909,533	169,852,427	11	28,148	—	141,543
Units redeemed	(29,252,151)	(6,934,578)	(154,475)	(51,968)	—	(15,080,136)

Units, end of period	190,432,761	205,775,379	422,522	576,986	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	DWS Equity 500 Index (i)		Equity-Income Trust Series I		Equity-Income Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$225,505	$211,623	$4,309,374	$4,602,670	$2,410,496	$2,713,699
Expenses:
Mortality and expense risk and administrative charges	(238,336)	(235,905)	(3,590,932)	(3,649,886)	(2,434,304)	(2,542,207)

Net investment income (loss)	(12,831)	(24,282)	718,442	952,784	(23,808)	171,492

Realized gains (losses) on investments:
Capital gain distributions received	508,044	320,204	20,588,485	—	12,925,861	—
Net realized gain (loss)	1,070,046	744,960	7,227,192	3,401,909	14,753,305	8,724,153

Realized gains (losses)	1,578,090	1,065,164	27,815,677	3,401,909	27,679,166	8,724,153

Unrealized appreciation (depreciation) during the period	4,648	2,763,425	(14,742,460)	56,562,159	(19,435,708)	29,907,399

Net increase (decrease) in contract owners’ equity from operations	1,569,907	3,804,307	13,791,659	60,916,852	8,219,650	38,803,044

Changes from principal transactions:
Purchase payments	118,117	86,771	654,685	575,800	470,306	690,083
Transfers between sub-accounts and the company	(295,170)	222,326	(5,563,018)	(4,699,389)	(2,049,240)	3,067,298
Withdrawals	(1,951,393)	(2,504,963)	(30,726,047)	(28,713,662)	(25,567,520)	(23,523,504)
Annual contract fee	(68,207)	(74,896)	(360,384)	(411,458)	(460,204)	(504,042)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,196,653)	(2,270,762)	(35,994,764)	(33,248,709)	(27,606,658)	(20,270,165)

Total increase (decrease) in contract owners’ equity	(626,746)	1,533,545	(22,203,105)	27,668,143	(19,387,008)	18,532,879
Contract owners’ equity at beginning of period	15,602,676	14,069,132	257,076,633	229,408,490	166,190,530	147,657,651

Contract owners’ equity at end of period	$14,975,930	$15,602,677	$234,873,528	$257,076,633	$146,803,522	$166,190,530

	2014	2013	2014	2013	2014	2013
Units, beginning of period	547,663	636,808	6,433,211	7,401,908	7,613,665	8,600,783
Units issued	32,611	39,202	155,407	230,964	680,944	909,091
Units redeemed	(107,827)	(128,347)	(1,039,746)	(1,199,661)	(1,897,434)	(1,896,209)

Units, end of period	472,447	547,663	5,548,872	6,433,211	6,397,175	7,613,665

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Franklin Templeton Founding Allocation Trust Series I
	2014 (g)	2013	2014 (g)	2013	2014	2013
Income:
Dividend distributions received	$77,980	$73,804	$98,713	$93,337	$1,429,811	$1,164,735
Expenses:
Mortality and expense risk and administrative charges	(172,928)	(182,947)	(308,017)	(328,698)	(457,639)	(447,348)

Net investment income (loss)	(94,948)	(109,143)	(209,304)	(235,361)	972,172	717,387

Realized gains (losses) on investments:
Capital gain distributions received	—	123,074	—	219,821	—	—
Net realized gain (loss)	910,869	1,402,784	2,782,971	2,510,239	4,251,923	2,346,316

Realized gains (losses)	910,869	1,525,858	2,782,971	2,730,060	4,251,923	2,346,316

Unrealized appreciation (depreciation) during the period	(80,474)	1,576,614	(1,391,164)	2,688,225	(4,039,638)	7,206,888

Net increase (decrease) in contract owners’ equity from operations	735,447	2,993,329	1,182,503	5,182,924	1,184,457	10,270,591

Changes from principal transactions:
Purchase payments	23,360	39,881	78,813	74,069	74,940	167,774
Transfers between sub-accounts and the company	(536,082)	(218,965)	(1,263,648)	1,621,893	(853,253)	(465,625)
Withdrawals	(1,206,629)	(1,038,436)	(3,583,364)	(3,240,096)	(6,916,440)	(4,180,180)
Annual contract fee	(36,576)	(42,100)	(56,814)	(65,942)	(262,919)	(270,540)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,755,927)	(1,259,620)	(4,825,013)	(1,610,076)	(7,957,672)	(4,748,571)

Total increase (decrease) in contract owners’ equity	(1,020,480)	1,733,709	(3,642,510)	3,572,848	(6,773,215)	5,522,020
Contract owners’ equity at beginning of period	12,224,626	10,490,917	22,428,647	18,855,799	51,742,044	46,220,024

Contract owners’ equity at end of period	$11,204,146	$12,224,626	$18,786,137	$22,428,647	$44,968,829	$51,742,044

	2014	2013	2014	2013	2014	2013
Units, beginning of period	680,298	751,722	1,195,459	1,291,549	3,007,665	3,311,639
Units issued	45,802	169,132	146,997	296,047	15,437	20,270
Units redeemed	(143,232)	(240,556)	(409,041)	(392,137)	(460,035)	(324,244)

Units, end of period	582,868	680,298	933,415	1,195,459	2,563,067	3,007,665

(g)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Franklin Templeton Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Holdings Trust Series II
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$32,602,216	$25,095,839	$112,692	$426,861	$—	$14,351,187
Expenses:
Mortality and expense risk and administrative charges	(17,682,538)	(17,646,351)	(867,946)	(935,107)	—	(12,953,204)

Net investment income (loss)	14,919,678	7,449,488	(755,254)	(508,246)	—	1,397,983

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	299,525,625
Net realized gain (loss)	18,809,331	(2,460,892)	2,937,927	593,679	—	23,242,985

Realized gains (losses)	18,809,331	(2,460,892)	2,937,927	593,679	—	322,768,610

Unrealized appreciation (depreciation) during the period	(16,326,726)	229,737,872	1,819,180	17,159,146	—	(218,299,774)

Net increase (decrease) in contract owners’ equity from operations	17,402,283	234,726,468	4,001,853	17,244,579	—	105,866,819

Changes from principal transactions:
Purchase payments	2,603,184	2,688,797	240,155	404,721	—	2,856,112
Transfers between sub-accounts and the company	(20,528,905)	(31,155,476)	(1,294,834)	(5,139,897)	—	(967,608,818)
Withdrawals	(117,569,240)	(86,720,695)	(11,139,402)	(10,877,626)	—	(64,102,751)
Annual contract fee	(7,355,693)	(7,622,896)	(243,911)	(273,885)	—	(6,080,281)

Net increase (decrease) in contract owners’ equity from principal transactions	(142,850,654)	(122,810,270)	(12,437,992)	(15,886,687)	—	(1,034,935,738)

Total increase (decrease) in contract owners’ equity	(125,448,371)	111,916,198	(8,436,139)	1,357,892	—	(929,068,919)
Contract owners’ equity at beginning of period	1,212,832,943	1,100,916,745	60,517,126	59,159,234	—	929,068,919

Contract owners’ equity at end of period	$1,087,384,572	$1,212,832,943	$52,080,987	$60,517,126	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	83,732,529	93,098,857	2,199,424	2,866,960	—	16,595,696
Units issued	13,474,136	550,589	86,742	148,759	—	3,858,911
Units redeemed	(23,902,847)	(9,916,917)	(528,574)	(816,295)	—	(20,454,607)

Units, end of period	73,303,818	83,732,529	1,757,592	2,199,424	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series III		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II
	2014	2013 (l)	2014	2013 (h)	2014	2013
Income:
Dividend distributions received	$—	$1,215,573	$1,476,386	$—	$877,483	$140,079
Expenses:
Mortality and expense risk and administrative charges	—	(523,980)	(918,455)	(25,152)	(1,025,446)	(247,266)

Net investment income (loss)	—	691,593	557,931	(25,152)	(147,963)	(107,187)

Realized gains (losses) on investments:
Capital gain distributions received	—	20,393,122	—	—	—	—
Net realized gain (loss)	—	1,881,290	1,089,704	2,336	2,055,619	703,284

Realized gains (losses)	—	22,274,412	1,089,704	2,336	2,055,619	703,284

Unrealized appreciation (depreciation) during the period	—	(15,232,751)	1,224,196	680,112	1,300,804	3,710,432

Net increase (decrease) in contract owners’ equity from operations	—	7,733,254	2,871,831	657,296	3,208,460	4,306,529

Changes from principal transactions:
Purchase payments	—	735,622	124,585	3,212	346,312	148,953
Transfers between sub-accounts and the company	—	(65,766,423)	261,437,993	24,502,747	206,199,610	21,005,864
Withdrawals	—	(4,454,231)	(7,745,072)	(321,888)	(11,751,949)	(3,405,059)
Annual contract fee	—	(358,049)	(94,394)	(3,341)	(241,666)	(69,452)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(69,843,081)	253,723,112	24,180,730	194,552,307	17,680,306

Total increase (decrease) in contract owners’ equity	—	(62,109,827)	256,594,943	24,838,026	197,760,767	21,986,835
Contract owners’ equity at beginning of period	—	62,109,827	24,838,026	—	36,341,963	14,355,128

Contract owners’ equity at end of period	$—	$—	$281,432,969	$24,838,026	$234,102,730	$36,341,963

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	4,483,757	1,198,374	—	1,686,180	861,808
Units issued	—	50,930	11,269,193	1,256,974	10,338,796	1,248,393
Units redeemed	—	(4,534,687)	(549,105)	(58,600)	(1,100,420)	(424,021)

Units, end of period	—	—	11,918,462	1,198,374	10,924,556	1,686,180

(h)	Sub-account available in prior year but no activity.
(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Allocation (i)
	2014 (n)	2013	2014 (n)	2013	2014	2013
Income:
Dividend distributions received	$4,242,730	$3,442,969	$2,972,680	$2,482,894	$15,932	$8,613
Expenses:
Mortality and expense risk and administrative charges	(3,385,677)	(4,022,214)	(2,934,086)	(3,738,168)	(11,199)	(11,338)

Net investment income (loss)	857,053	(579,245)	38,594	(1,255,274)	4,733	(2,725)

Realized gains (losses) on investments:
Capital gain distributions received	59,411,605	—	47,188,829	—	59,255	30,299
Net realized gain (loss)	87,202,276	19,861,051	61,761,371	6,052,208	26,272	8,005

Realized gains (losses)	146,613,881	19,861,051	108,950,200	6,052,208	85,527	38,304

Unrealized appreciation (depreciation) during the period	(132,835,615)	55,686,962	(97,871,408)	59,199,365	(86,565)	62,278

Net increase (decrease) in contract owners’ equity from operations	14,635,319	74,968,768	11,117,386	63,996,299	3,695	97,857

Changes from principal transactions:
Purchase payments	365,135	636,454	592,816	706,450	—	—
Transfers between sub-accounts and the company	(271,282,540)	(9,210,932)	(216,308,328)	(22,676,717)	(46,770)	(849)
Withdrawals	(30,911,226)	(34,191,618)	(30,635,236)	(34,920,457)	(36,642)	(11,133)
Annual contract fee	(340,730)	(437,851)	(673,729)	(906,501)	(1,372)	(1,708)

Net increase (decrease) in contract owners’ equity from principal transactions	(302,169,361)	(43,203,947)	(247,024,477)	(57,797,225)	(84,784)	(13,690)

Total increase (decrease) in contract owners’ equity	(287,534,042)	31,764,821	(235,907,091)	6,199,074	(81,089)	84,167
Contract owners’ equity at beginning of period	287,534,042	255,769,221	235,907,091	229,708,017	847,536	763,369

Contract owners’ equity at end of period	$—	$287,534,042	$—	$235,907,091	$766,447	$847,536

	2014	2013	2014	2013	2014	2013
Units, beginning of period	14,209,009	16,630,578	11,329,193	14,454,456	44,480	45,242
Units issued	97,560	91,761	766,030	1,075,956	738	127
Units redeemed	(14,306,569)	(2,513,330)	(12,095,223)	(4,201,219)	(5,211)	(889)

Units, end of period	—	14,209,009	—	11,329,193	40,007	44,480

(i)	Sub-account that invests in non-affiliated Trust.
(n)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Diversification Trust Series II
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$397,288	$228,655	$830,489	$316,407	$—	$10,636,698
Expenses:
Mortality and expense risk and administrative charges	(658,038)	(784,069)	(1,776,760)	(2,086,000)	—	(10,004,332)

Net investment income (loss)	(260,750)	(555,414)	(946,271)	(1,769,593)	—	632,366

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	162,249,939
Net realized gain (loss)	329,146	77,112	834,518	4,386,267	—	52,267,584

Realized gains (losses)	329,146	77,112	834,518	4,386,267	—	214,517,523

Unrealized appreciation (depreciation) during the period	445,492	(3,528,395)	1,214,303	(12,836,812)	—	(134,332,087)

Net increase (decrease) in contract owners’ equity from operations	513,888	(4,006,697)	1,102,550	(10,220,138)	—	80,817,802

Changes from principal transactions:
Purchase payments	76,249	80,506	207,145	408,823	—	2,269,850
Transfers between sub-accounts and the company	(1,584,192)	(2,695,054)	(4,821,680)	3,532,879	—	(746,951,390)
Withdrawals	(6,176,055)	(6,418,968)	(17,853,774)	(18,136,100)	—	(43,063,234)
Annual contract fee	(62,021)	(82,582)	(414,177)	(491,699)	—	(4,576,148)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,746,019)	(9,116,098)	(22,882,486)	(14,686,097)	—	(792,320,922)

Total increase (decrease) in contract owners’ equity	(7,232,131)	(13,122,795)	(21,779,936)	(24,906,235)	—	(711,503,120)
Contract owners’ equity at beginning of period	47,955,175	61,077,970	123,633,733	148,539,968	—	711,503,120

Contract owners’ equity at end of period	$40,723,044	$47,955,175	$101,853,797	$123,633,733	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,666,852	1,982,554	6,165,469	6,626,234	—	56,688,326
Units issued	64,162	119,005	817,631	1,530,388	—	440,133
Units redeemed	(336,555)	(434,707)	(1,752,547)	(1,991,153)	—	(57,128,459)

Units, end of period	1,394,459	1,666,852	5,230,553	6,165,469	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,953,878	$2,110,961	$934,845	$345,389	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,815,121)	(1,792,512)	(474,411)	(424,591)	(929,775)	(774,552)

Net investment income (loss)	1,138,757	318,449	460,434	(79,202)	(929,775)	(774,552)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	8,044,130	4,427,468
Net realized gain (loss)	9,882,780	8,550,722	1,913,333	34,026	9,675,145	6,785,422

Realized gains (losses)	9,882,780	8,550,722	1,913,333	34,026	17,719,275	11,212,890

Unrealized appreciation (depreciation) during the period	(16,089,231)	28,268,135	(3,630,987)	6,826,721	(870,663)	9,550,761

Net increase (decrease) in contract owners’ equity from operations	(5,067,694)	37,137,306	(1,257,220)	6,781,545	15,918,837	19,989,099

Changes from principal transactions:
Purchase payments	319,548	409,439	119,613	72,125	133,752	211,043
Transfers between sub-accounts and the company	20,840,673	(6,007,130)	30,870,398	737,785	2,127,965	1,971,696
Withdrawals	(17,967,682)	(14,821,406)	(4,922,316)	(4,666,281)	(8,349,889)	(5,813,511)
Annual contract fee	(361,160)	(381,606)	(119,733)	(117,629)	(149,595)	(141,010)

Net increase (decrease) in contract owners’ equity from principal transactions	2,831,379	(20,800,703)	25,947,962	(3,974,000)	(6,237,767)	(3,771,782)

Total increase (decrease) in contract owners’ equity	(2,236,315)	16,336,603	24,690,742	2,807,545	9,681,070	16,217,317
Contract owners’ equity at beginning of period	150,907,267	134,570,664	28,237,380	25,429,835	57,700,803	41,483,486

Contract owners’ equity at end of period	$148,670,952	$150,907,267	$52,928,122	$28,237,380	$67,381,873	$57,700,803

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,915,224	6,898,283	1,309,021	1,516,248	1,330,993	1,425,169
Units issued	1,072,287	141,075	1,805,066	223,171	229,203	280,891
Units redeemed	(1,003,398)	(1,124,134)	(434,678)	(430,398)	(362,977)	(375,067)

Units, end of period	5,984,113	5,915,224	2,679,409	1,309,021	1,197,219	1,330,993

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$5,820,984	$6,426,961	$5,426,171	$6,718,687
Expenses:
Mortality and expense risk and administrative charges	(1,284,792)	(1,115,711)	(1,154,016)	(1,066,426)	(1,499,939)	(1,530,173)

Net investment income (loss)	(1,284,792)	(1,115,711)	4,666,968	5,360,535	3,926,232	5,188,514

Realized gains (losses) on investments:
Capital gain distributions received	10,837,579	6,192,846	—	—	—	—
Net realized gain (loss)	14,274,388	10,640,763	888,708	1,159,210	1,232,902	3,554,681

Realized gains (losses)	25,111,967	16,833,609	888,708	1,159,210	1,232,902	3,554,681

Unrealized appreciation (depreciation) during the period	(2,941,588)	11,459,461	(5,956,349)	(1,957,352)	(6,044,038)	(3,249,778)

Net increase (decrease) in contract owners’ equity from operations	20,885,587	27,177,359	(400,673)	4,562,393	(884,904)	5,493,417

Changes from principal transactions:
Purchase payments	461,635	290,139	282,228	183,668	159,346	285,222
Transfers between sub-accounts and the company	2,654,295	4,239,075	(3,024,838)	50,691,566	(8,376,041)	43,230,718
Withdrawals	(13,550,990)	(10,897,380)	(11,018,749)	(9,383,935)	(15,346,250)	(17,514,036)
Annual contract fee	(258,543)	(246,429)	(412,250)	(276,490)	(320,660)	(325,676)

Net increase (decrease) in contract owners’ equity from principal transactions	(10,693,603)	(6,614,595)	(14,173,609)	41,214,809	(23,883,605)	25,676,228

Total increase (decrease) in contract owners’ equity	10,191,984	20,562,764	(14,574,282)	45,777,202	(24,768,509)	31,169,645
Contract owners’ equity at beginning of period	78,494,812	57,932,048	98,605,409	52,828,207	106,280,030	75,110,385

Contract owners’ equity at end of period	$88,686,796	$78,494,812	$84,031,127	$98,605,409	$81,511,521	$106,280,030

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,794,833	1,937,970	5,681,774	2,306,962	4,539,101	3,305,372
Units issued	482,489	449,196	852,010	4,558,789	1,408,439	3,861,106
Units redeemed	(675,506)	(592,333)	(1,537,927)	(1,183,977)	(2,188,649)	(2,627,377)

Units, end of period	1,601,816	1,794,833	4,995,857	5,681,774	3,758,891	4,539,101

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series II		International Equity Index Trust B Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$898,777	$719,458	$580,463	$515,651	$596,667	$496,754
Expenses:
Mortality and expense risk and administrative charges	(389,419)	(386,109)	(307,456)	(320,968)	(299,973)	(309,068)

Net investment income (loss)	509,358	333,349	273,007	194,683	296,694	187,686

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	547,010	(1,405,508)	1,891,524	(153,770)	522,255	465,990

Realized gains (losses)	547,010	(1,405,508)	1,891,524	(153,770)	522,255	465,990

Unrealized appreciation (depreciation) during the period	(3,073,286)	6,517,106	(3,603,017)	4,049,499	(1,985,653)	1,923,110

Net increase (decrease) in contract owners’ equity from operations	(2,016,918)	5,444,947	(1,438,486)	4,090,412	(1,166,704)	2,576,786

Changes from principal transactions:
Purchase payments	54,350	40,846	116,291	107,846	42,556	115,718
Transfers between sub-accounts and the company	344,086	5,938	(388,820)	421,122	(150,676)	(953,304)
Withdrawals	(2,811,182)	(3,117,022)	(3,376,860)	(2,345,049)	(1,865,307)	(2,016,653)
Annual contract fee	(51,907)	(58,390)	(50,607)	(64,272)	(53,600)	(58,993)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,464,653)	(3,128,628)	(3,699,996)	(1,880,353)	(2,027,027)	(2,913,232)

Total increase (decrease) in contract owners’ equity	(4,481,571)	2,316,319	(5,138,482)	2,210,059	(3,193,731)	(336,446)
Contract owners’ equity at beginning of period	27,638,660	25,322,341	20,858,403	18,648,344	21,396,799	21,733,245

Contract owners’ equity at end of period	$23,157,089	$27,638,660	$15,719,921	$20,858,403	$18,203,068	$21,396,799

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,507,205	1,705,410	1,069,297	1,164,060	1,430,660	1,641,475
Units issued	118,083	131,246	231,014	237,852	84,406	142,335
Units redeemed	(254,535)	(329,451)	(431,059)	(332,615)	(220,891)	(353,150)

Units, end of period	1,370,753	1,507,205	869,252	1,069,297	1,294,175	1,430,660

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series II		International Equity Index Trust B Series NAV		International Growth Stock Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$547,790	$480,854	$471,883	$430,397	$320,013	$192,449
Expenses:
Mortality and expense risk and administrative charges	(320,968)	(350,843)	(260,259)	(287,875)	(303,552)	(296,125)

Net investment income (loss)	226,822	130,011	211,624	142,522	16,461	(103,676)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	863,531	625,467	(737,932)	(1,186,723)	929,231	523,441

Realized gains (losses)	863,531	625,467	(737,932)	(1,186,723)	929,231	523,441

Unrealized appreciation (depreciation) during the period	(2,246,538)	1,916,213	(326,156)	3,251,885	(1,202,026)	2,702,725

Net increase (decrease) in contract owners’ equity from operations	(1,156,185)	2,671,691	(852,464)	2,207,684	(256,334)	3,122,490

Changes from principal transactions:
Purchase payments	110,551	94,830	83,397	89,546	225,700	92,795
Transfers between sub-accounts and the company	(128,144)	(1,585,725)	(159,038)	70,513	611,234	(195,646)
Withdrawals	(3,421,680)	(2,910,256)	(3,171,545)	(3,100,471)	(2,302,058)	(2,826,201)
Annual contract fee	(75,077)	(86,332)	(80,255)	(93,484)	(49,007)	(48,557)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,514,350)	(4,487,483)	(3,327,441)	(3,033,896)	(1,514,131)	(2,977,609)

Total increase (decrease) in contract owners’ equity	(4,670,535)	(1,815,792)	(4,179,905)	(826,212)	(1,770,465)	144,881
Contract owners’ equity at beginning of period	22,765,125	24,580,917	18,356,338	19,182,550	20,531,118	20,386,237

Contract owners’ equity at end of period	$18,094,590	$22,765,125	$14,176,433	$18,356,338	$18,760,653	$20,531,118

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,530,741	1,860,244	1,535,483	1,807,557	1,346,516	1,564,685
Units issued	243,623	310,490	45,294	92,879	314,948	216,218
Units redeemed	(476,192)	(639,993)	(316,977)	(364,953)	(411,602)	(434,387)

Units, end of period	1,298,172	1,530,741	1,263,800	1,535,483	1,249,862	1,346,516

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$416,973	$549,291	$234,344	$349,180	$2,259,666	$1,513,353
Expenses:
Mortality and expense risk and administrative charges	(457,149)	(452,821)	(321,921)	(334,630)	(1,237,352)	(1,295,467)

Net investment income (loss)	(40,176)	96,470	(87,577)	14,550	1,022,314	217,886

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,808,367	1,182,348	1,842,639	1,235,243	(1,271,965)	(4,819,992)

Realized gains (losses)	1,808,367	1,182,348	1,842,639	1,235,243	(1,271,965)	(4,819,992)

Unrealized appreciation (depreciation) during the period	(4,194,432)	5,578,036	(3,363,588)	3,444,311	(11,098,444)	23,876,188

Net increase (decrease) in contract owners’ equity from operations	(2,426,241)	6,856,854	(1,608,526)	4,694,104	(11,348,095)	19,274,082

Changes from principal transactions:
Purchase payments	56,982	47,191	126,059	83,282	239,780	186,565
Transfers between sub-accounts and the company	(650,638)	(1,015,597)	(515,071)	1,348,433	(1,398,266)	(2,197,066)
Withdrawals	(3,254,897)	(2,908,608)	(3,770,161)	(3,493,119)	(10,661,901)	(9,738,411)
Annual contract fee	(74,535)	(74,357)	(64,406)	(68,715)	(168,759)	(187,886)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,923,088)	(3,951,371)	(4,223,579)	(2,130,119)	(11,989,146)	(11,936,798)

Total increase (decrease) in contract owners’ equity	(6,349,329)	2,905,483	(5,832,105)	2,563,985	(23,337,241)	7,337,284
Contract owners’ equity at beginning of period	33,239,132	30,333,649	23,314,301	20,750,316	93,535,082	86,197,798

Contract owners’ equity at end of period	$26,889,803	$33,239,132	$17,482,196	$23,314,301	$70,197,841	$93,535,082

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,854,233	2,106,985	1,320,331	1,455,799	4,246,497	4,864,597
Units issued	109,887	100,946	224,160	289,944	152,612	192,107
Units redeemed	(330,924)	(353,698)	(456,347)	(425,412)	(709,217)	(810,207)

Units, end of period	1,633,196	1,854,233	1,088,144	1,320,331	3,689,892	4,246,497

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,954,804	$1,315,845	$5,019,233	$6,979,948	$2,486,614	$3,544,345
Expenses:
Mortality and expense risk and administrative charges	(1,247,351)	(1,369,079)	(1,872,587)	(2,001,849)	(1,417,875)	(1,592,398)

Net investment income (loss)	707,453	(53,234)	3,146,646	4,978,099	1,068,739	1,951,947

Realized gains (losses) on investments:
Capital gain distributions received	—	—	393,123	3,459,481	205,950	1,866,745
Net realized gain (loss)	2,747,771	(3,613,877)	1,904,744	3,479,000	604,125	2,091,191

Realized gains (losses)	2,747,771	(3,613,877)	2,297,867	6,938,481	810,075	3,957,936

Unrealized appreciation (depreciation) during the period	(14,246,438)	22,222,176	2,137,298	(17,528,831)	1,487,888	(9,652,979)

Net increase (decrease) in contract owners’ equity from operations	(10,791,214)	18,555,065	7,581,811	(5,612,251)	3,366,702	(3,743,096)

Changes from principal transactions:
Purchase payments	298,570	533,585	412,433	506,713	300,922	300,191
Transfers between sub-accounts and the company	(179,602)	(534,725)	118,491	12,669,805	1,813,959	1,735,103
Withdrawals	(13,240,132)	(14,562,845)	(23,298,742)	(18,110,811)	(13,357,448)	(15,654,885)
Annual contract fee	(242,755)	(282,833)	(842,346)	(887,040)	(344,612)	(403,238)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,363,919)	(14,846,818)	(23,610,164)	(5,821,333)	(11,587,179)	(14,022,829)

Total increase (decrease) in contract owners’ equity	(24,155,133)	3,708,247	(16,028,353)	(11,433,584)	(8,220,477)	(17,765,925)
Contract owners’ equity at beginning of period	90,010,076	86,301,829	181,114,210	192,547,794	95,945,529	113,711,454

Contract owners’ equity at end of period	$65,854,943	$90,010,076	$165,085,857	$181,114,210	$87,725,052	$95,945,529

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,778,188	4,463,282	9,980,414	10,048,782	5,353,529	5,945,106
Units issued	352,520	465,226	286,143	1,285,772	794,606	1,265,306
Units redeemed	(920,844)	(1,150,320)	(1,571,518)	(1,354,140)	(1,326,087)	(1,856,883)

Units, end of period	3,209,864	3,778,188	8,695,039	9,980,414	4,822,048	5,353,529

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series II		Lifestyle Aggressive Trust PS Series I
	2014 (b)	2013	2014 (b)	2013	2014 (h)	2013
Income:
Dividend distributions received	$2,371,035	$2,102,350	$3,417,915	$3,336,899	$16,507	$—
Expenses:
Mortality and expense risk and administrative charges	(1,320,258)	(1,249,447)	(2,243,877)	(2,424,268)	(11,219)	—

Net investment income (loss)	1,050,777	852,903	1,174,038	912,631	5,288	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	19,812	—
Net realized gain (loss)	3,846,316	1,282,322	5,374,858	603,546	92,704	—

Realized gains (losses)	3,846,316	1,282,322	5,374,858	603,546	112,516	—

Unrealized appreciation (depreciation) during the period	(4,881,973)	16,430,489	(6,657,263)	32,228,145	(18,186)	—

Net increase (decrease) in contract owners’ equity from operations	15,120	18,565,714	(108,367)	33,744,322	99,618	—

Changes from principal transactions:
Purchase payments	509,749	847,146	1,003,254	1,463,809	14,276	—
Transfers between sub-accounts and the company	(3,292,461)	5,911,749	(5,505,979)	(4,428,814)	638,707	—
Withdrawals	(6,848,193)	(7,122,833)	(27,016,854)	(19,290,024)	(11,131)	—
Annual contract fee	(301,053)	(289,378)	(472,099)	(554,834)	(1,325)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(9,931,958)	(653,316)	(31,991,678)	(22,809,863)	640,527	—

Total increase (decrease) in contract owners’ equity	(9,916,838)	17,912,398	(32,100,045)	10,934,459	740,145	—
Contract owners’ equity at beginning of period	92,832,215	74,919,817	159,376,908	148,442,449	—	—

Contract owners’ equity at end of period	$82,915,377	$92,832,215	$127,276,863	$159,376,908	$740,145	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,195,022	4,256,656	7,321,364	8,462,791	—	—
Units issued	166,820	600,937	705,417	593,324	144,043	—
Units redeemed	(618,634)	(662,571)	(2,127,082)	(1,734,751)	(88,357)	—

Units, end of period	3,743,208	4,195,022	5,899,699	7,321,364	55,686	—

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust PS Series II		Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series II
	2014	2013 (h)	2014 (c)	2013	2014 (c)	2013
Income:
Dividend distributions received	$78,521	$436	$16,997,615	$18,360,045	$206,622,333	$229,106,085
Expenses:
Mortality and expense risk and administrative charges	(47,770)	(8)	(7,874,431)	(8,355,660)	(124,272,919)	(136,717,958)

Net investment income (loss)	30,751	428	9,123,184	10,004,385	82,349,414	92,388,127

Realized gains (losses) on investments:
Capital gain distributions received	103,267	—	—	—	—	—
Net realized gain (loss)	31,975	—	25,972,275	16,563,752	97,737,282	(4,516,919)

Realized gains (losses)	135,242	—	25,972,275	16,563,752	97,737,282	(4,516,919)

Unrealized appreciation (depreciation) during the period	(15,484)	20	(15,812,094)	45,579,450	29,786,251	839,175,561

Net increase (decrease) in contract owners’ equity from operations	150,509	448	19,283,365	72,147,587	209,872,947	927,046,769

Changes from principal transactions:
Purchase payments	2,750	—	1,487,381	1,942,046	22,314,984	30,769,070
Transfers between sub-accounts and the company	3,893,928	23,057	(25,008,067)	5,602,898	(488,970,792)	(66,112,726)
Withdrawals	(206,476)	—	(73,705,636)	(68,038,221)	(978,445,124)	(878,901,733)
Annual contract fee	(13,623)	—	(2,763,196)	(2,900,000)	(46,417,255)	(51,085,741)

Net increase (decrease) in contract owners’ equity from principal transactions	3,676,579	23,057	(99,989,518)	(63,393,277)	(1,491,518,187)	(965,331,130)

Total increase (decrease) in contract owners’ equity	3,827,088	23,505	(80,706,153)	8,754,310	(1,281,645,240)	(38,284,361)
Contract owners’ equity at beginning of period	23,505	—	672,127,589	663,373,279	8,946,097,565	8,984,381,926

Contract owners’ equity at end of period	$3,850,593	$23,505	$591,421,436	$672,127,589	$7,664,452,325	$8,946,097,565

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,838	—	33,735,026	36,807,051	465,660,116	514,301,137
Units issued	342,908	1,838	616,954	1,780,850	32,253,540	27,163,886
Units redeemed	(53,657)	—	(5,580,091)	(4,852,875)	(104,217,230)	(75,804,907)

Units, end of period	291,089	1,838	28,771,889	33,735,026	393,696,426	465,660,116

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series I		Lifestyle Balanced Trust PS Series II
	2014 (c)	2013	2014	2013 (a)	2014	2013
Income:
Dividend distributions received	$2,654	$2,326	$291,086	$2,871	$11,917,531	$3,638,817
Expenses:
Mortality and expense risk and administrative charges	(1,076)	(948)	(90,721)	(64)	(5,882,150)	(2,126,024)

Net investment income (loss)	1,578	1,378	200,365	2,807	6,035,381	1,512,793

Realized gains (losses) on investments:
Capital gain distributions received	—	—	127,937	—	6,782,322	4,027,715
Net realized gain (loss)	166	97	36,599	(16)	4,032,771	1,672,348

Realized gains (losses)	166	97	164,536	(16)	10,815,093	5,700,063

Unrealized appreciation (depreciation) during the period	881	7,050	(5,190)	(1,620)	997,281	11,918,134

Net increase (decrease) in contract owners’ equity from operations	2,625	8,525	359,711	1,171	17,847,755	19,130,990

Changes from principal transactions:
Purchase payments	4,456	4,414	27,775	—	3,310,428	1,745,646
Transfers between sub-accounts and the company	—	—	10,811,591	144,109	284,957,189	27,126,101
Withdrawals	—	—	(520,901)	(3,000)	(32,250,810)	(4,968,132)
Annual contract fee	—	—	(37,668)	—	(3,482,974)	(1,982,023)

Net increase (decrease) in contract owners’ equity from principal transactions	4,456	4,414	10,280,797	141,109	252,533,833	21,921,592

Total increase (decrease) in contract owners’ equity	7,081	12,939	10,640,508	142,280	270,381,588	41,052,582
Contract owners’ equity at beginning of period	83,905	70,966	142,280	—	205,650,300	164,597,718

Contract owners’ equity at end of period	$90,986	$83,905	$10,782,788	$142,280	$476,031,888	$205,650,300

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,893	4,616	11,257	—	13,892,525	12,280,686
Units issued	258	277	879,769	11,499	22,723,235	2,450,453
Units redeemed	—	—	(76,425)	(242)	(4,483,936)	(838,614)

Units, end of period	5,151	4,893	814,601	11,257	32,131,824	13,892,525

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(c)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series II		Lifestyle Conservative Trust PS Series I
	2014 (d)	2013	2014 (d)	2013	2014 (h)	2013
Income:
Dividend distributions received	$4,233,496	$6,093,150	$39,718,644	$60,509,290	$114,742	$—
Expenses:
Mortality and expense risk and administrative charges	(2,062,396)	(2,562,604)	(25,107,446)	(32,566,959)	(28,067)	—

Net investment income (loss)	2,171,100	3,530,546	14,611,198	27,942,331	86,675	—

Realized gains (losses) on investments:
Capital gain distributions received	8,925,964	5,992,850	92,033,861	62,381,138	45,731	—
Net realized gain (loss)	665,636	5,913,364	23,025,960	119,353,362	10,280	—

Realized gains (losses)	9,591,600	11,906,214	115,059,821	181,734,500	56,011	—

Unrealized appreciation (depreciation) during the period	(5,682,712)	(10,480,163)	(74,442,442)	(166,104,387)	(79,910)	—

Net increase (decrease) in contract owners’ equity from operations	6,079,988	4,956,597	55,228,577	43,572,444	62,776	—

Changes from principal transactions:
Purchase payments	202,613	337,997	2,449,856	6,214,303	2,145	—
Transfers between sub-accounts and the company	(5,200,810)	(34,959,130)	(121,519,062)	(351,496,843)	5,114,067	—
Withdrawals	(24,329,079)	(20,979,804)	(243,350,281)	(252,000,635)	(1,255,836)	—
Annual contract fee	(626,092)	(789,389)	(10,067,164)	(12,772,945)	(1,949)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(29,953,368)	(56,390,326)	(372,486,651)	(610,056,120)	3,858,427	—

Total increase (decrease) in contract owners’ equity	(23,873,380)	(51,433,729)	(317,258,074)	(566,483,676)	3,921,203	—
Contract owners’ equity at beginning of period	174,331,332	225,765,061	1,825,239,709	2,391,723,385	—	—

Contract owners’ equity at end of period	$150,457,952	$174,331,332	$1,507,981,635	$1,825,239,709	$3,921,203	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	8,614,622	11,374,734	100,412,908	133,397,942	—	—
Units issued	642,306	832,262	12,277,078	8,542,023	510,961	—
Units redeemed	(2,016,629)	(3,592,374)	(31,298,234)	(41,527,057)	(210,458)	—

Units, end of period	7,240,299	8,614,622	81,391,752	100,412,908	300,503	—

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative Trust PS Series II		Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series II
	2014	2013	2014 (e)	2013	2014 (e)	2013
Income:
Dividend distributions received	$2,479,955	$1,021,731	$16,905,117	$15,982,594	$286,401,704	$281,704,800
Expenses:
Mortality and expense risk and administrative charges	(1,143,752)	(669,762)	(7,651,524)	(7,795,455)	(176,572,425)	(188,999,504)

Net investment income (loss)	1,336,203	351,969	9,253,593	8,187,139	109,829,279	92,705,296

Realized gains (losses) on investments:
Capital gain distributions received	1,134,597	548,708	—	—	—	—
Net realized gain (loss)	1,112,300	1,062,088	32,278,672	15,634,765	206,720,292	13,970,832

Realized gains (losses)	2,246,897	1,610,796	32,278,672	15,634,765	206,720,292	13,970,832

Unrealized appreciation (depreciation) during the period	(728,123)	(786,280)	(34,894,864)	83,410,738	(240,311,343)	1,879,743,678

Net increase (decrease) in contract owners’ equity from operations	2,854,977	1,176,485	6,637,401	107,232,642	76,238,228	1,986,419,806

Changes from principal transactions:
Purchase payments	711,798	673,970	3,283,132	3,459,839	40,778,984	46,935,665
Transfers between sub-accounts and the company	53,286,205	(7,648,993)	(20,914,642)	14,554,094	(868,961,921)	254,886,742
Withdrawals	(11,275,541)	(2,388,334)	(72,077,441)	(55,659,833)	(1,355,100,660)	(1,078,403,722)
Annual contract fee	(738,530)	(541,073)	(3,209,540)	(3,250,175)	(68,512,476)	(74,006,475)

Net increase (decrease) in contract owners’ equity from principal transactions	41,983,932	(9,904,430)	(92,918,491)	(40,896,075)	(2,251,796,073)	(850,587,790)

Total increase (decrease) in contract owners’ equity	44,838,909	(8,727,945)	(86,281,090)	66,336,567	(2,175,557,845)	1,135,832,016
Contract owners’ equity at beginning of period	45,903,529	54,631,474	683,479,694	617,143,127	12,998,168,659	11,862,336,643

Contract owners’ equity at end of period	$90,742,438	$45,903,529	$597,198,604	$683,479,694	$10,822,610,814	$12,998,168,659

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,377,566	4,108,791	35,064,127	37,057,992	666,340,790	708,897,028
Units issued	5,894,004	403,848	1,272,587	2,221,476	59,546,943	48,415,876
Units redeemed	(2,696,048)	(1,135,073)	(5,985,898)	(4,215,341)	(170,640,819)	(90,972,114)

Units, end of period	6,575,522	3,377,566	30,350,816	35,064,127	555,246,914	666,340,790

(e)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series II
	2014 (e)	2013	2014	2013 (a)	2014	2013
Income:
Dividend distributions received	$19,757	$16,178	$544,834	$35,180	$30,200,217	$3,490,788
Expenses:
Mortality and expense risk and administrative charges	(8,285)	(7,535)	(190,621)	(1,372)	(15,058,616)	(2,350,533)

Net investment income (loss)	11,472	8,643	354,213	33,808	15,141,601	1,140,255

Realized gains (losses) on investments:
Capital gain distributions received	—	—	233,099	—	13,252,732	5,859,201
Net realized gain (loss)	1,490	855	111,134	13	7,379,789	1,357,215

Realized gains (losses)	1,490	855	344,233	13	20,632,521	7,216,416

Unrealized appreciation (depreciation) during the period	(5,755)	93,961	121,124	26,103	11,502,376	22,749,167

Net increase (decrease) in contract owners’ equity from operations	7,207	103,459	819,570	59,924	47,276,498	31,105,838

Changes from principal transactions:
Purchase payments	—	—	218,276	200	5,169,251	3,617,125
Transfers between sub-accounts and the company	—	—	19,669,607	2,382,962	1,032,865,160	89,866,147
Withdrawals	—	—	(1,730,963)	—	(81,336,975)	(3,706,481)
Annual contract fee	—	—	(99,321)	(1,657)	(7,497,463)	(1,957,020)

Net increase (decrease) in contract owners’ equity from principal transactions	—	—	18,057,599	2,381,505	949,199,973	87,819,771

Total increase (decrease) in contract owners’ equity	7,207	103,459	18,877,169	2,441,429	996,476,471	118,925,609
Contract owners’ equity at beginning of period	679,563	576,104	2,441,429	—	283,825,987	164,900,378

Contract owners’ equity at end of period	$686,770	$679,563	$21,318,598	$2,441,429	$1,280,302,458	$283,825,987

	2014	2013	2014	2013	2014	2013
Units, beginning of period	36,483	36,483	191,976	—	18,545,220	12,312,492
Units issued	—	—	1,640,155	191,976	76,137,704	6,668,219
Units redeemed	—	—	(235,191)	—	(8,898,061)	(435,491)

Units, end of period	36,483	36,483	1,596,940	191,976	85,784,863	18,545,220

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series II		Lifestyle Moderate Trust PS Series I
	2014 (f)	2013	2014 (f)	2013	2014	2013 (a)
Income:
Dividend distributions received	$6,335,538	$7,108,550	$64,738,338	$74,269,400	$98,100	$1,938
Expenses:
Mortality and expense risk and administrative charges	(2,941,886)	(3,108,723)	(38,439,029)	(42,660,215)	(28,773)	(49)

Net investment income (loss)	3,393,652	3,999,827	26,299,309	31,609,185	69,327	1,889

Realized gains (losses) on investments:
Capital gain distributions received	10,916,498	—	119,251,690	—	55,444	—
Net realized gain (loss)	11,020,562	9,409,098	118,009,978	31,693,835	11,317	—

Realized gains (losses)	21,937,060	9,409,098	237,261,668	31,693,835	66,761	—

Unrealized appreciation (depreciation) during the period	(16,803,329)	7,562,718	(182,498,875)	162,291,470	(38,590)	(770)

Net increase (decrease) in contract owners’ equity from operations	8,527,383	20,971,643	81,062,102	225,594,490	97,498	1,119

Changes from principal transactions:
Purchase payments	453,781	408,108	8,162,878	10,494,182	25,103	—
Transfers between sub-accounts and the company	(8,945,300)	(971,399)	(119,128,749)	(49,879,771)	3,589,584	89,926
Withdrawals	(26,193,500)	(22,749,097)	(299,071,130)	(273,657,586)	(274,641)	—
Annual contract fee	(949,170)	(1,000,264)	(15,130,736)	(16,662,562)	(8,866)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(35,634,189)	(24,312,652)	(425,167,737)	(329,705,737)	3,331,180	89,926

Total increase (decrease) in contract owners’ equity	(27,106,806)	(3,341,009)	(344,105,635)	(104,111,247)	3,428,678	91,045
Contract owners’ equity at beginning of period	246,754,362	250,095,371	2,739,141,372	2,843,252,619	91,045	—

Contract owners’ equity at end of period	$219,647,556	$246,754,362	$2,395,035,737	$2,739,141,372	$3,519,723	$91,045

	2014	2013	2014	2013	2014	2013
Units, beginning of period	11,895,950	13,079,532	145,237,611	162,047,959	7,228	—
Units issued	601,909	1,060,539	14,176,505	12,286,570	293,280	7,228
Units redeemed	(2,239,759)	(2,244,121)	(34,796,600)	(29,096,918)	(33,321)	—

Units, end of period	10,258,100	11,895,950	124,617,516	145,237,611	267,187	7,228

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(f)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate Trust PS Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$4,121,080	$1,644,303	$313,429	$355,167	$476,998	$577,563
Expenses:
Mortality and expense risk and administrative charges	(1,923,384)	(1,005,515)	(497,913)	(511,776)	(1,014,642)	(1,086,545)

Net investment income (loss)	2,197,696	638,788	(184,484)	(156,609)	(537,644)	(508,982)

Realized gains (losses) on investments:
Capital gain distributions received	3,099,379	1,459,156	1,888,384	1,763,002	3,673,600	3,524,991
Net realized gain (loss)	1,782,446	1,314,480	2,755,052	2,795,765	5,428,171	3,991,983

Realized gains (losses)	4,881,825	2,773,636	4,643,436	4,558,767	9,101,771	7,516,974

Unrealized appreciation (depreciation) during the period	(1,257,679)	3,404,245	(2,062,366)	4,636,804	(4,099,312)	11,291,143

Net increase (decrease) in contract owners’ equity from operations	5,821,842	6,816,669	2,396,586	9,038,962	4,464,815	18,299,135

Changes from principal transactions:
Purchase payments	845,376	814,892	172,148	133,736	283,494	232,038
Transfers between sub-accounts and the company	80,291,139	2,104,122	(1,244,861)	127,745	(2,500,471)	71,928
Withdrawals	(11,220,907)	(2,598,890)	(4,791,880)	(3,774,810)	(11,194,029)	(12,053,886)
Annual contract fee	(1,278,985)	(903,812)	(75,686)	(82,405)	(235,333)	(269,892)

Net increase (decrease) in contract owners’ equity from principal transactions	68,636,623	(583,688)	(5,940,279)	(3,595,734)	(13,646,339)	(12,019,812)

Total increase (decrease) in contract owners’ equity	74,458,465	6,232,981	(3,543,693)	5,443,228	(9,181,524)	6,279,323
Contract owners’ equity at beginning of period	85,029,414	78,796,433	35,849,568	30,406,340	70,021,695	63,742,372

Contract owners’ equity at end of period	$159,487,879	$85,029,414	$32,305,875	$35,849,568	$60,840,171	$70,021,695

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,852,060	5,876,875	1,159,515	1,288,200	2,501,068	2,956,341
Units issued	6,823,724	814,256	51,706	161,423	143,337	375,862
Units redeemed	(1,787,524)	(839,071)	(241,631)	(290,108)	(613,871)	(831,135)

Units, end of period	10,888,260	5,852,060	969,590	1,159,515	2,030,534	2,501,068

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$163,194	$57,427	$—	$—	$455,957	$650,973
Expenses:
Mortality and expense risk and administrative charges	(2,204,578)	(2,222,561)	(1,485,803)	(1,584,346)	(938,111)	(957,310)

Net investment income (loss)	(2,041,384)	(2,165,134)	(1,485,803)	(1,584,346)	(482,154)	(306,337)

Realized gains (losses) on investments:
Capital gain distributions received	29,166,118	2,870,631	17,280,478	1,794,546	5,927,103	4,261,809
Net realized gain (loss)	11,735,822	7,918,453	11,478,006	12,419,912	6,524,202	5,969,802

Realized gains (losses)	40,901,940	10,789,084	28,758,484	14,214,458	12,451,305	10,231,611

Unrealized appreciation (depreciation) during the period	(28,866,751)	39,626,030	(21,984,204)	16,368,967	(6,443,704)	6,881,735

Net increase (decrease) in contract owners’ equity from operations	9,993,805	48,249,980	5,288,477	28,999,079	5,525,447	16,807,009

Changes from principal transactions:
Purchase payments	429,404	568,362	408,561	325,082	129,690	195,938
Transfers between sub-accounts and the company	(8,697,534)	(9,363,518)	(10,505,077)	326,344	(2,561,925)	(1,798,678)
Withdrawals	(19,518,156)	(17,397,322)	(14,213,253)	(18,854,262)	(8,690,031)	(8,127,284)
Annual contract fee	(547,860)	(585,803)	(287,553)	(332,510)	(171,189)	(195,330)

Net increase (decrease) in contract owners’ equity from principal transactions	(28,334,146)	(26,778,281)	(24,597,322)	(18,535,346)	(11,293,455)	(9,925,354)

Total increase (decrease) in contract owners’ equity	(18,340,341)	21,471,699	(19,308,845)	10,463,733	(5,768,008)	6,881,655
Contract owners’ equity at beginning of period	171,939,094	150,467,395	104,324,081	93,860,348	67,445,115	60,563,460

Contract owners’ equity at end of period	$153,598,753	$171,939,094	$85,015,236	$104,324,081	$61,677,107	$67,445,115

	2014	2013	2014	2013	2014	2013
Units, beginning of period	7,278,047	8,616,280	3,527,594	4,243,643	2,708,394	3,149,507
Units issued	143,396	271,225	360,564	738,075	63,308	135,584
Units redeemed	(1,296,917)	(1,609,458)	(1,153,532)	(1,454,124)	(498,523)	(576,697)

Units, end of period	6,124,526	7,278,047	2,734,626	3,527,594	2,273,179	2,708,394

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust B Series NAV		Money Market Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$358,203	$597,034	$—	$1,984	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,144,974)	(1,208,924)	(212,267)	(302,087)	(1,119,550)	(1,596,212)

Net investment income (loss)	(786,771)	(611,890)	(212,267)	(300,103)	(1,119,550)	(1,596,212)

Realized gains (losses) on investments:
Capital gain distributions received	6,482,342	4,829,005	211	854	1,950	6,762
Net realized gain (loss)	8,595,448	7,917,633	—	—	—	—

Realized gains (losses)	15,077,790	12,746,638	211	854	1,950	6,762

Unrealized appreciation (depreciation) during the period	(8,503,574)	6,683,911	(1)	—	1	(1)

Net increase (decrease) in contract owners’ equity from operations	5,787,445	18,818,659	(212,057)	(299,249)	(1,117,599)	(1,589,451)

Changes from principal transactions:
Purchase payments	214,210	197,549	1,110,657	285,977	1,408,406	2,268,274
Transfers between sub-accounts and the company	(2,849,168)	(424,591)	(2,473,268)	(1,590,850)	(14,151,177)	(14,888,341)
Withdrawals	(12,177,930)	(12,634,139)	(1,987,058)	(6,785,419)	(9,296,257)	(28,376,904)
Annual contract fee	(229,790)	(260,513)	(82,852)	(126,127)	(279,109)	(382,154)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,042,678)	(13,121,694)	(3,432,521)	(8,216,419)	(22,318,137)	(41,379,125)

Total increase (decrease) in contract owners’ equity	(9,255,233)	5,696,965	(3,644,578)	(8,515,668)	(23,435,736)	(42,968,576)
Contract owners’ equity at beginning of period	75,225,710	69,528,745	16,054,633	24,570,301	90,661,555	133,630,131

Contract owners’ equity at end of period	$65,970,477	$75,225,710	$12,410,055	$16,054,633	$67,225,819	$90,661,555

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,115,651	3,713,246	1,341,520	2,022,211	6,090,758	8,933,742
Units issued	88,998	228,871	91,683	496,475	115,562	1,589,750
Units redeemed	(688,993)	(826,466)	(380,483)	(1,177,166)	(1,661,975)	(4,432,734)

Units, end of period	2,515,656	3,115,651	1,052,720	1,341,520	4,544,345	6,090,758

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust Series II		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2014	2013	2014	2013	2014 (o)	2013
Income:
Dividend distributions received	$—	$—	$6,606,653	$2,907,393	$736,221	$275,148
Expenses:
Mortality and expense risk and administrative charges	(5,224,069)	(7,926,379)	(1,898,537)	(1,916,235)	(890,705)	(1,221,881)

Net investment income (loss)	(5,224,069)	(7,926,379)	4,708,116	991,158	(154,484)	(946,733)

Realized gains (losses) on investments:
Capital gain distributions received	8,687	30,374	3,708,126	—	—	—
Net realized gain (loss)	—	—	17,869,487	17,053,902	(11,301,864)	1,097,455

Realized gains (losses)	8,687	30,374	21,577,613	17,053,902	(11,301,864)	1,097,455

Unrealized appreciation (depreciation) during the period	(1)	(2)	(13,082,994)	33,078,170	6,284,442	846,418

Net increase (decrease) in contract owners’ equity from operations	(5,215,383)	(7,896,007)	13,202,735	51,123,230	(5,171,906)	997,140

Changes from principal transactions:
Purchase payments	1,316,957	3,201,206	678,225	799,843	305,733	326,235
Transfers between sub-accounts and the company	(64,414,943)	(66,205,528)	(3,648,025)	(15,846,575)	(56,356,385)	(8,985,058)
Withdrawals	(41,038,455)	(176,118,372)	(28,050,104)	(18,106,004)	(9,194,542)	(10,410,478)
Annual contract fee	(2,411,002)	(3,417,064)	(1,319,704)	(1,363,885)	(170,909)	(255,268)

Net increase (decrease) in contract owners’ equity from principal transactions	(106,547,443)	(242,539,758)	(32,339,608)	(34,516,621)	(65,416,103)	(19,324,569)

Total increase (decrease) in contract owners’ equity	(111,762,826)	(250,435,765)	(19,136,873)	16,606,609	(70,588,009)	(18,327,429)
Contract owners’ equity at beginning of period	403,055,243	653,491,008	218,630,410	202,023,801	70,588,009	88,915,438

Contract owners’ equity at end of period	$291,292,417	$403,055,243	$199,493,537	$218,630,410	$—	$70,588,009

	2014	2013	2014	2013	2014	2013
Units, beginning of period	33,503,471	53,585,072	13,262,506	15,585,766	2,344,230	3,042,088
Units issued	1,614,726	8,684,730	162,641	47,646	310,110	291,646
Units redeemed	(10,537,405)	(28,766,331)	(2,037,243)	(2,370,906)	(2,654,340)	(989,504)

Units, end of period	24,580,792	33,503,471	11,387,904	13,262,506	—	2,344,230

(o)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	PIMCO All Asset (i)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,130,767	$1,287,967	$736,997	$797,129	$761,565	$892,609
Expenses:
Mortality and expense risk and administrative charges	(378,823)	(492,475)	(681,567)	(676,215)	(857,197)	(914,142)

Net investment income (loss)	751,944	795,492	55,430	120,914	(95,632)	(21,533)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(46,331)	402,721	4,720,327	3,774,688	7,679,448	8,065,680

Realized gains (losses)	(46,331)	402,721	4,720,327	3,774,688	7,679,448	8,065,680

Unrealized appreciation (depreciation) during the period	(898,411)	(1,797,397)	6,852,751	(4,268,017)	6,308,520	(8,563,067)

Net increase (decrease) in contract owners’ equity from operations	(192,798)	(599,184)	11,628,508	(372,415)	13,892,336	(518,920)

Changes from principal transactions:
Purchase payments	91,918	63,851	107,032	119,351	263,965	304,734
Transfers between sub-accounts and the company	(2,681,823)	(1,743,119)	2,687,655	(653,402)	4,111,438	(1,513,065)
Withdrawals	(4,187,405)	(3,957,718)	(4,571,723)	(5,325,279)	(10,110,331)	(10,421,615)
Annual contract fee	(59,377)	(74,981)	(88,182)	(98,722)	(160,037)	(191,901)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,836,687)	(5,711,967)	(1,865,218)	(5,958,052)	(5,894,965)	(11,821,847)

Total increase (decrease) in contract owners’ equity	(7,029,485)	(6,311,151)	9,763,290	(6,330,467)	7,997,371	(12,340,767)
Contract owners’ equity at beginning of period	28,264,076	34,575,227	39,699,358	46,029,825	49,640,809	61,981,576

Contract owners’ equity at end of period	$21,234,591	$28,264,076	$49,462,648	$39,699,358	$57,638,180	$49,640,809

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,471,881	1,771,903	1,089,885	1,243,285	1,753,770	2,118,042
Units issued	111,784	262,539	163,260	94,901	515,523	314,903
Units redeemed	(465,334)	(562,561)	(208,401)	(248,301)	(694,396)	(679,175)

Units, end of period	1,118,331	1,471,881	1,044,744	1,089,885	1,574,897	1,753,770

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,002,783	$1,155,477	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(579,667)	(817,890)	(1,377,027)	(1,246,923)	(649,891)	(596,360)

Net investment income (loss)	423,116	337,587	(1,377,027)	(1,246,923)	(649,891)	(596,360)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,894,217	—	1,295,669	—
Net realized gain (loss)	(79,357)	943,245	10,633,995	7,469,773	5,148,123	4,162,128

Realized gains (losses)	(79,357)	943,245	13,528,212	7,469,773	6,443,792	4,162,128

Unrealized appreciation (depreciation) during the period	863,861	(7,311,015)	(2,229,609)	23,467,202	(1,598,096)	9,578,156

Net increase (decrease) in contract owners’ equity from operations	1,207,620	(6,030,183)	9,921,576	29,690,052	4,195,805	13,143,924

Changes from principal transactions:
Purchase payments	77,896	162,316	220,965	528,823	287,112	163,558
Transfers between sub-accounts and the company	(1,791,033)	(9,977,506)	(4,238,222)	(3,601,928)	685,134	1,333,615
Withdrawals	(6,551,975)	(8,459,291)	(9,641,774)	(8,844,788)	(6,304,646)	(6,544,001)
Annual contract fee	(84,405)	(128,683)	(235,426)	(238,860)	(133,653)	(131,505)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,349,517)	(18,403,164)	(13,894,457)	(12,156,753)	(5,466,053)	(5,178,333)

Total increase (decrease) in contract owners’ equity	(7,141,897)	(24,433,347)	(3,972,881)	17,533,299	(1,270,248)	7,965,591
Contract owners’ equity at beginning of period	40,384,383	64,817,730	96,525,725	78,992,426	43,353,957	35,388,366

Contract owners’ equity at end of period	$33,242,486	$40,384,383	$92,552,844	$96,525,725	$42,083,709	$43,353,957

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,358,052	3,373,308	4,874,381	5,715,094	1,840,624	2,110,737
Units issued	217,589	277,234	233,048	297,805	362,880	366,254
Units redeemed	(690,906)	(1,292,490)	(928,965)	(1,138,518)	(588,523)	(636,367)

Units, end of period	1,884,735	2,358,052	4,178,464	4,874,381	1,614,981	1,840,624

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$846,496	$1,019,062	$656,235	$887,513	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(646,213)	(831,683)	(605,974)	(800,099)	(5,725)	(5,610)

Net investment income (loss)	200,283	187,379	50,261	87,414	(5,725)	(5,610)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	90,785	28,836
Net realized gain (loss)	(549,392)	(392,607)	(703,634)	(675,981)	18,511	29,073

Realized gains (losses)	(549,392)	(392,607)	(703,634)	(675,981)	109,296	57,909

Unrealized appreciation (depreciation) during the period	208,950	(1,140,590)	428,594	(740,596)	(63,071)	168,170

Net increase (decrease) in contract owners’ equity from operations	(140,159)	(1,345,818)	(224,779)	(1,329,163)	40,500	220,469

Changes from principal transactions:
Purchase payments	1,120,588	798,275	70,551	281,979	—	—
Transfers between sub-accounts and the company	(2,502,050)	158,124	5,833,065	865,838	82,683	7,822
Withdrawals	(7,246,831)	(7,366,240)	(14,297,073)	(11,090,017)	(69,566)	(133,439)
Annual contract fee	(88,922)	(123,624)	(110,737)	(150,346)	(217)	(288)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,717,215)	(6,533,465)	(8,504,194)	(10,092,546)	12,900	(125,905)

Total increase (decrease) in contract owners’ equity	(8,857,374)	(7,879,283)	(8,728,973)	(11,421,709)	53,400	94,564
Contract owners’ equity at beginning of period	47,590,266	55,469,549	42,409,155	53,830,864	628,533	533,969

Contract owners’ equity at end of period	$38,732,892	$47,590,266	$33,680,182	$42,409,155	$681,933	$628,533

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,808,179	4,333,120	3,449,202	4,261,970	30,889	37,455
Units issued	808,024	1,426,272	1,108,038	1,554,340	5,314	2,125
Units redeemed	(1,508,192)	(1,951,213)	(1,803,426)	(2,367,108)	(4,778)	(8,691)

Units, end of period	3,108,011	3,808,179	2,753,814	3,449,202	31,425	30,889

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$133,319	$213,668	$321,426	$634,114
Expenses:
Mortality and expense risk and administrative charges	(555,173)	(534,707)	(226,580)	(225,619)	(758,967)	(860,457)

Net investment income (loss)	(555,173)	(534,707)	(93,261)	(11,951)	(437,541)	(226,343)

Realized gains (losses) on investments:
Capital gain distributions received	5,551,798	1,635,341	890,796	1,035,565	2,808,639	3,564,356
Net realized gain (loss)	2,676,291	1,440,433	875,853	410,465	1,722,592	(651,178)

Realized gains (losses)	8,228,089	3,075,774	1,766,649	1,446,030	4,531,231	2,913,178

Unrealized appreciation (depreciation) during the period	(5,963,558)	9,373,524	(1,268,567)	3,127,050	(3,081,795)	13,911,703

Net increase (decrease) in contract owners’ equity from operations	1,709,358	11,914,591	404,821	4,561,129	1,011,895	16,598,538

Changes from principal transactions:
Purchase payments	187,326	276,489	34,479	65,874	202,819	250,124
Transfers between sub-accounts and the company	(7,606,068)	5,819,807	(432,673)	202,339	(861,015)	(3,453,051)
Withdrawals	(4,827,440)	(4,263,972)	(1,644,286)	(1,537,002)	(9,617,719)	(11,048,799)
Annual contract fee	(88,128)	(91,049)	(40,057)	(42,665)	(199,617)	(235,972)

Net increase (decrease) in contract owners’ equity from principal transactions	(12,334,310)	1,741,275	(2,082,537)	(1,311,454)	(10,475,532)	(14,487,698)

Total increase (decrease) in contract owners’ equity	(10,624,952)	13,655,866	(1,677,716)	3,249,675	(9,463,637)	2,110,840
Contract owners’ equity at beginning of period	41,882,903	28,227,037	16,350,239	13,100,564	54,104,792	51,993,952

Contract owners’ equity at end of period	$31,257,951	$41,882,903	$14,672,523	$16,350,239	$44,641,155	$54,104,792

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,580,005	1,509,189	637,715	698,433	2,055,624	2,690,873
Units issued	320,936	753,999	40,628	67,936	77,998	107,495
Units redeemed	(771,555)	(683,183)	(122,823)	(128,654)	(488,406)	(742,744)

Units, end of period	1,129,386	1,580,005	555,520	637,715	1,645,216	2,055,624

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$24,896	$158,798	$—	$134,101	$4,600	$3,465
Expenses:
Mortality and expense risk and administrative charges	(788,703)	(432,590)	(689,050)	(476,640)	(6,684)	(6,412)

Net investment income (loss)	(763,807)	(273,792)	(689,050)	(342,539)	(2,084)	(2,947)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	80,404	34,246
Net realized gain (loss)	6,603,775	2,564,946	5,251,506	3,666,424	26,195	54,190

Realized gains (losses)	6,603,775	2,564,946	5,251,506	3,666,424	106,599	88,436

Unrealized appreciation (depreciation) during the period	(5,654,457)	7,035,457	(4,502,682)	6,301,156	(60,550)	100,143

Net increase (decrease) in contract owners’ equity from operations	185,511	9,326,611	59,774	9,625,041	43,965	185,632

Changes from principal transactions:
Purchase payments	105,666	58,568	306,942	157,944	—	—
Transfers between sub-accounts and the company	(5,188,837)	32,027,737	(3,858,234)	18,772,873	43,627	41,983
Withdrawals	(7,021,818)	(3,047,028)	(6,467,722)	(4,449,540)	(56,239)	(119,883)
Annual contract fee	(121,970)	(68,659)	(148,399)	(106,964)	(250)	(342)

Net increase (decrease) in contract owners’ equity from principal transactions	(12,226,959)	28,970,618	(10,167,413)	14,374,313	(12,862)	(78,242)

Total increase (decrease) in contract owners’ equity	(12,041,448)	38,297,229	(10,107,639)	23,999,354	31,103	107,390
Contract owners’ equity at beginning of period	61,924,219	23,626,990	49,563,054	25,563,700	712,106	604,716

Contract owners’ equity at end of period	$49,882,771	$61,924,219	$39,455,415	$49,563,054	$743,209	$712,106

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,890,642	999,229	1,607,757	1,160,781	30,222	33,931
Units issued	46,128	1,108,724	173,705	816,473	1,971	2,188
Units redeemed	(429,270)	(217,311)	(508,909)	(369,497)	(2,474)	(5,897)

Units, end of period	1,507,500	1,890,642	1,272,553	1,607,757	29,719	30,222

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$163,288	$159,939	$16,035	$969,371	$—	$986,283
Expenses:
Mortality and expense risk and administrative charges	(601,156)	(628,722)	(827,999)	(908,310)	(873,863)	(1,009,069)

Net investment income (loss)	(437,868)	(468,783)	(811,964)	61,061	(873,863)	(22,786)

Realized gains (losses) on investments:
Capital gain distributions received	4,487,426	2,226,118	1,178,226	—	1,174,332	—
Net realized gain (loss)	4,099,253	3,965,780	4,525,045	2,342,635	4,383,348	4,418,132

Realized gains (losses)	8,586,679	6,191,898	5,703,271	2,342,635	5,557,680	4,418,132

Unrealized appreciation (depreciation) during the period	(6,251,656)	5,205,014	(5,839,237)	13,256,375	(5,814,273)	11,911,592

Net increase (decrease) in contract owners’ equity from operations	1,897,155	10,928,129	(947,930)	15,660,071	(1,130,456)	16,306,938

Changes from principal transactions:
Purchase payments	110,959	80,080	218,470	415,589	239,161	310,631
Transfers between sub-accounts and the company	(1,330,050)	2,747,348	(4,004,756)	(2,787,253)	(1,604,614)	(3,250,185)
Withdrawals	(6,118,243)	(5,485,401)	(6,492,955)	(7,645,826)	(9,545,209)	(11,662,601)
Annual contract fee	(96,363)	(99,293)	(115,310)	(139,792)	(164,089)	(204,385)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,433,697)	(2,757,266)	(10,394,551)	(10,157,282)	(11,074,751)	(14,806,540)

Total increase (decrease) in contract owners’ equity	(5,536,542)	8,170,863	(11,342,481)	5,502,789	(12,205,207)	1,500,398
Contract owners’ equity at beginning of period	44,414,360	36,243,497	62,666,546	57,163,757	63,340,850	61,840,452

Contract owners’ equity at end of period	$38,877,818	$44,414,360	$51,324,065	$62,666,546	$51,135,643	$63,340,850

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,702,861	1,813,559	1,744,585	2,066,168	2,184,072	2,734,378
Units issued	429,523	424,809	44,149	89,229	137,654	162,435
Units redeemed	(693,482)	(535,507)	(340,696)	(410,812)	(519,130)	(712,741)

Units, end of period	1,438,902	1,702,861	1,448,038	1,744,585	1,802,596	2,184,072

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I
	2014	2013 (q)	2014	2013 (q)	2014	2013
Income:
Dividend distributions received	$—	$—	$—	$—	$2,108,540	$2,934,425
Expenses:
Mortality and expense risk and administrative charges	—	(409,117)	—	(254,149)	(735,126)	(822,598)

Net investment income (loss)	—	(409,117)	—	(254,149)	1,373,414	2,111,827

Realized gains (losses) on investments:
Capital gain distributions received	—	2,034,259	—	1,162,445	—	—
Net realized gain (loss)	—	11,332,580	—	5,728,859	(849,078)	(984,339)

Realized gains (losses)	—	13,366,839	—	6,891,304	(849,078)	(984,339)

Unrealized appreciation (depreciation) during the period	—	(4,546,851)	—	(2,040,522)	1,204,894	149,595

Net increase (decrease) in contract owners’ equity from operations	—	8,410,871	—	4,596,633	1,729,230	1,277,083

Changes from principal transactions:
Purchase payments	—	84,298	—	64,078	115,438	199,039
Transfers between sub-accounts and the company	—	(32,516,858)	—	(16,549,381)	(622,847)	(440,396)
Withdrawals	—	(2,653,554)	—	(3,096,007)	(5,529,569)	(7,068,534)
Annual contract fee	—	(78,740)	—	(63,263)	(66,961)	(77,978)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(35,164,854)	—	(19,644,573)	(6,103,939)	(7,387,869)

Total increase (decrease) in contract owners’ equity	—	(26,753,983)	—	(15,047,940)	(4,374,709)	(6,110,786)
Contract owners’ equity at beginning of period	—	26,753,983	—	15,047,940	51,408,628	57,519,414

Contract owners’ equity at end of period	$—	$—	$—	$—	$47,033,919	$51,408,628

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	1,576,139	—	896,853	2,443,294	2,794,996
Units issued	—	119,528	—	256,304	125,787	236,392
Units redeemed	—	(1,695,667)	—	(1,153,157)	(410,086)	(588,094)

Units, end of period	—	—	—	—	2,158,995	2,443,294

(q)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,105,054	$3,061,337	$1,964,652	$2,559,976	$4,123,260	$4,526,886
Expenses:
Mortality and expense risk and administrative charges	(855,190)	(969,265)	(1,003,215)	(1,540,550)	(1,180,966)	(1,170,554)

Net investment income (loss)	1,249,864	2,092,072	961,437	1,019,426	2,942,294	3,356,332

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,309,511)	(1,424,202)	(2,116,401)	(2,252,902)	(862,571)	(342,009)

Realized gains (losses)	(1,309,511)	(1,424,202)	(2,116,401)	(2,252,902)	(862,571)	(342,009)

Unrealized appreciation (depreciation) during the period	1,784,717	539,369	3,961,076	(3,393,180)	4,509,159	(7,399,712)

Net increase (decrease) in contract owners’ equity from operations	1,725,070	1,207,239	2,806,112	(4,626,656)	6,588,882	(4,385,389)

Changes from principal transactions:
Purchase payments	206,956	157,133	238,213	545,002	370,286	468,283
Transfers between sub-accounts and the company	(3,468)	3,095,101	1,419,850	(42,876,955)	2,523,054	15,431,292
Withdrawals	(9,590,697)	(11,165,056)	(16,391,772)	(15,522,068)	(16,984,419)	(8,854,029)
Annual contract fee	(143,954)	(172,216)	(467,830)	(701,645)	(1,134,511)	(1,159,002)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,531,163)	(8,085,038)	(15,201,539)	(58,555,666)	(15,225,590)	5,886,544

Total increase (decrease) in contract owners’ equity	(7,806,093)	(6,877,799)	(12,395,427)	(63,182,322)	(8,636,708)	1,501,155
Contract owners’ equity at beginning of period	56,410,215	63,288,014	75,349,690	138,532,012	134,025,350	132,524,195

Contract owners’ equity at end of period	$48,604,122	$56,410,215	$62,954,263	$75,349,690	$125,388,642	$134,025,350

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,797,996	3,197,994	6,318,672	11,123,949	11,116,677	10,628,736
Units issued	313,418	476,334	3,362,194	2,251,174	443,307	1,444,927
Units redeemed	(760,818)	(876,332)	(4,619,562)	(7,056,451)	(1,664,162)	(956,986)

Units, end of period	2,350,596	2,797,996	5,061,304	6,318,672	9,895,822	11,116,677

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series II		Total Stock Market Index Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$4,156,105	$4,456,454	$4,622,166	$5,489,731	$188,899	$187,138
Expenses:
Mortality and expense risk and administrative charges	(1,905,382)	(2,303,809)	(2,481,738)	(3,326,062)	(235,365)	(204,105)

Net investment income (loss)	2,250,723	2,152,645	2,140,428	2,163,669	(46,466)	(16,967)

Realized gains (losses) on investments:
Capital gain distributions received	—	3,273,733	—	4,325,024	240,255	182,630
Net realized gain (loss)	(568,753)	2,521,445	(2,202,652)	915,239	760,885	636,988

Realized gains (losses)	(568,753)	5,795,178	(2,202,652)	5,240,263	1,001,140	819,618

Unrealized appreciation (depreciation) during the period	2,386,722	(13,534,500)	4,615,092	(15,687,227)	530,078	2,803,651

Net increase (decrease) in contract owners’ equity from operations	4,068,692	(5,586,677)	4,552,868	(8,283,295)	1,484,752	3,606,302

Changes from principal transactions:
Purchase payments	380,460	486,647	1,209,809	950,876	20,851	62,815
Transfers between sub-accounts and the company	(2,315,992)	(13,740,033)	(14,785,997)	(32,526,458)	2,447,844	276,659
Withdrawals	(16,154,710)	(19,421,747)	(25,558,975)	(35,278,019)	(1,403,810)	(884,962)
Annual contract fee	(240,241)	(339,310)	(367,491)	(536,880)	(27,339)	(25,126)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,330,483)	(33,014,443)	(39,502,654)	(67,390,481)	1,037,546	(570,614)

Total increase (decrease) in contract owners’ equity	(14,261,791)	(38,601,120)	(34,949,786)	(75,673,776)	2,522,298	3,035,688
Contract owners’ equity at beginning of period	134,679,853	173,280,973	173,637,056	249,310,832	14,852,985	11,817,297

Contract owners’ equity at end of period	$120,418,062	$134,679,853	$138,687,270	$173,637,056	$17,375,283	$14,852,985

	2014	2013	2014	2013	2014	2013
Units, beginning of period	6,065,486	7,523,775	9,212,786	12,616,856	834,815	874,568
Units issued	456,445	443,797	808,390	1,237,356	152,966	108,966
Units redeemed	(1,262,248)	(1,902,086)	(2,770,929)	(4,641,426)	(99,531)	(148,719)

Units, end of period	5,259,683	6,065,486	7,250,247	9,212,786	888,250	834,815

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Stock Market Index Trust Series II		U.S. Equity Trust Series I		U.S. Equity Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$337,975	$415,376	$1,532,759	$1,757,069	$90,304	$108,659
Expenses:
Mortality and expense risk and administrative charges	(556,303)	(562,739)	(1,569,524)	(1,573,159)	(116,465)	(124,104)

Net investment income (loss)	(218,328)	(147,363)	(36,765)	183,910	(26,161)	(15,445)

Realized gains (losses) on investments:
Capital gain distributions received	530,821	471,306	—	—	—	—
Net realized gain (loss)	2,604,626	1,090,724	4,472,227	2,512,664	489,960	384,750

Realized gains (losses)	3,135,447	1,562,030	4,472,227	2,512,664	489,960	384,750

Unrealized appreciation (depreciation) during the period	176,480	8,083,767	5,425,016	22,889,672	163,908	1,400,177

Net increase (decrease) in contract owners’ equity from operations	3,093,599	9,498,434	9,860,478	25,586,246	627,707	1,769,482

Changes from principal transactions:
Purchase payments	182,657	207,230	256,058	404,258	19,976	80,749
Transfers between sub-accounts and the company	2,343,727	(60,068)	(2,904,341)	(3,157,366)	(299,711)	155,603
Withdrawals	(6,941,579)	(6,105,072)	(12,768,576)	(12,650,561)	(1,120,606)	(1,424,177)
Annual contract fee	(140,398)	(161,719)	(138,033)	(165,203)	(29,593)	(44,323)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,555,593)	(6,119,629)	(15,554,892)	(15,568,872)	(1,429,934)	(1,232,148)

Total increase (decrease) in contract owners’ equity	(1,461,994)	3,378,805	(5,694,414)	10,017,374	(802,227)	537,334
Contract owners’ equity at beginning of period	36,728,104	33,349,299	113,144,895	103,127,521	7,839,672	7,302,338

Contract owners’ equity at end of period	$35,266,110	$36,728,104	$107,450,481	$113,144,895	$7,037,445	$7,839,672

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,603,910	1,905,301	7,022,288	8,093,529	490,229	575,607
Units issued	177,338	121,854	48,842	62,388	26,071	84,534
Units redeemed	(374,085)	(423,245)	(978,281)	(1,133,629)	(112,568)	(169,912)

Units, end of period	1,407,163	1,603,910	6,092,849	7,022,288	403,732	490,229

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Utilities Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$139,603	$135,325	$2,768,446	$1,877,507	$610,488	$388,887
Expenses:
Mortality and expense risk and administrative charges	(88,503)	(68,907)	(3,147,896)	(2,411,628)	(313,024)	(305,466)

Net investment income (loss)	51,100	66,418	(379,450)	(534,121)	297,464	83,421

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	751,545	—
Net realized gain (loss)	(154,480)	(95,113)	(2,517,619)	(2,119,670)	2,327,794	1,625,460

Realized gains (losses)	(154,480)	(95,113)	(2,517,619)	(2,119,670)	3,079,339	1,625,460

Unrealized appreciation (depreciation) during the period	13,644	(34,476)	(956,934)	(129,326)	(1,194,542)	1,709,242

Net increase (decrease) in contract owners’ equity from operations	(89,736)	(63,171)	(3,854,003)	(2,783,117)	2,182,261	3,418,123

Changes from principal transactions:
Purchase payments	6,232	7,150	3,140,916	4,101,070	28,602	60,304
Transfers between sub-accounts and the company	21,325,116	12,143,074	294,385,030	222,885,691	1,389,807	(219,333)
Withdrawals	(22,186,752)	(9,394,628)	(278,364,844)	(155,522,046)	(3,182,936)	(2,750,713)
Annual contract fee	(93,172)	(98,418)	(1,339,344)	(1,039,266)	(44,213)	(52,424)

Net increase (decrease) in contract owners’ equity from principal transactions	(948,576)	2,657,178	17,821,758	70,425,449	(1,808,740)	(2,962,166)

Total increase (decrease) in contract owners’ equity	(1,038,312)	2,594,007	13,967,755	67,642,332	373,521	455,957
Contract owners’ equity at beginning of period	9,848,649	7,254,642	187,845,018	120,202,686	19,525,852	19,069,895

Contract owners’ equity at end of period	$8,810,337	$9,848,649	$201,812,773	$187,845,018	$19,899,373	$19,525,852

	2014	2013	2014	2013	2014	2013
Units, beginning of period	805,526	588,127	15,827,427	9,950,153	706,148	820,409
Units issued	2,318,907	1,807,106	34,824,080	27,446,773	141,569	101,608
Units redeemed	(2,396,848)	(1,589,707)	(33,364,033)	(21,569,499)	(198,033)	(215,869)

Units, end of period	727,585	805,526	17,287,474	15,827,427	649,684	706,148

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities (i)		Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$553,403	$362,608	$2,387	$14,998	$417,935	$759,038
Expenses:
Mortality and expense risk and administrative charges	(328,496)	(342,756)	(60,824)	(60,486)	(1,221,696)	(1,257,585)

Net investment income (loss)	224,907	19,852	(58,437)	(45,488)	(803,761)	(498,547)

Realized gains (losses) on investments:
Capital gain distributions received	740,595	—	247,625	—	8,723,715	—
Net realized gain (loss)	2,550,532	2,626,757	233,103	12,613	9,382,082	7,973,573

Realized gains (losses)	3,291,127	2,626,757	480,728	12,613	18,105,797	7,973,573

Unrealized appreciation (depreciation) during the period	(1,407,580)	960,321	(291,633)	1,388,131	(9,735,228)	20,367,620

Net increase (decrease) in contract owners’ equity from operations	2,108,454	3,606,930	130,658	1,355,256	7,566,808	27,842,646

Changes from principal transactions:
Purchase payments	51,915	154,352	12,680	3,180	184,646	347,674
Transfers between sub-accounts and the company	539,252	(424,855)	(197,114)	(220,391)	(4,910,472)	(5,573,983)
Withdrawals	(3,915,186)	(3,838,710)	(556,463)	(367,663)	(13,712,599)	(10,907,768)
Annual contract fee	(63,614)	(68,494)	(13,423)	(14,155)	(270,683)	(297,334)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,387,633)	(4,177,707)	(754,320)	(599,029)	(18,709,108)	(16,431,411)

Total increase (decrease) in contract owners’ equity	(1,279,179)	(570,777)	(623,662)	756,227	(11,142,300)	11,411,235
Contract owners’ equity at beginning of period	20,042,630	20,613,407	4,387,200	3,630,973	99,907,065	88,495,830

Contract owners’ equity at end of period	$18,763,451	$20,042,630	$3,763,538	$4,387,200	$88,764,765	$99,907,065

	2014	2013	2014	2013	2014	2013
Units, beginning of period	494,159	599,810	83,852	98,881	3,190,504	3,840,703
Units issued	77,378	82,226	464	44	66,436	155,689
Units redeemed	(152,849)	(187,877)	(11,847)	(15,073)	(630,193)	(805,888)

Units, end of period	418,688	494,159	72,469	83,852	2,626,747	3,190,504

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series II
	2014	2013
Income:
Dividend distributions received	$76,011	$184,622
Expenses:
Mortality and expense risk and administrative charges	(460,951)	(465,285)

Net investment income (loss)	(384,940)	(280,663)

Realized gains (losses) on investments:
Capital gain distributions received	2,791,905	—
Net realized gain (loss)	4,132,582	3,810,444

Realized gains (losses)	6,924,487	3,810,444

Unrealized appreciation (depreciation) during the period	(4,312,579)	4,854,027

Net increase (decrease) in contract owners’ equity from operations	2,226,968	8,383,808

Changes from principal transactions:
Purchase payments	92,430	63,170
Transfers between sub-accounts and the company	(1,573,926)	841,334
Withdrawals	(4,126,169)	(4,001,898)
Annual contract fee	(80,880)	(87,646)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,688,545)	(3,185,040)

Total increase (decrease) in contract owners’ equity	(3,461,577)	5,198,768
Contract owners’ equity at beginning of period	31,852,918	26,654,150

Contract owners’ equity at end of period	$28,391,341	$31,852,918

	2014	2013
Units, beginning of period	1,099,312	1,216,021
Units issued	162,610	233,180
Units redeemed	(342,357)	(349,889)

Units, end of period	919,565	1,099,312

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements

December 31, 2014

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Account consists of 126 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Financial Services Trust Series I	Financial Industries Trust Series I	11/10/2014
Financial Services Trust Series II	Financial Industries Trust Series II	11/10/2014
Lifestyle Aggressive Trust Series I	Lifestyle Aggressive MVP Series I	5/5/2014
Lifestyle Aggressive Trust Series II	Lifestyle Aggressive MVP Series II	5/5/2014
Lifestyle Balanced Trust Series I	Lifestyle Balanced MVP Series I	5/5/2014
Lifestyle Balanced Trust Series II	Lifestyle Balanced MVP Series II	5/5/2014
Lifestyle Balanced Trust Series NAV	Lifestyle Balanced MVP Series NAV	5/5/2014
Lifestyle Conservative Trust Series I	Lifestyle Conservative MVP Series I	5/5/2014
Lifestyle Conservative Trust Series II	Lifestyle Conservative MVP Series II	5/5/2014
Lifestyle Growth Trust Series I	Lifestyle Growth MVP Series I	5/5/2014
Lifestyle Growth Trust Series II	Lifestyle Growth MVP Series II	5/5/2014
Lifestyle Growth Trust Series NAV	Lifestyle Growth MVP Series NAV	5/5/2014
Lifestyle Moderate Trust Series I	Lifestyle Moderate MVP Series I	5/5/2014
Lifestyle Moderate Trust Series II	Lifestyle Moderate MVP Series II	5/5/2014

Sub-accounts closed in 2014 are as follows:

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

1.	Organization — (continued):

Sub-accounts Closed	Effective Date
Bond PS Series II	11/10/2014
Fundamental Value Trust Series I	11/10/2014
Fundamental Value Trust Series II	11/10/2014
Natural Resources Trust Series II	11/10/2014

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2014.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the prior fiscal years remain open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2014, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2014. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2014:

Mutual Funds
Level 1	$42,169,608,982
Level 2	—
Level 3	—

$42,169,608,982

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2014 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series I	$8,502,913	$14,926,920
500 Index Fund B Series II	8,126,977	9,273,208
500 Index Fund B Series NAV	9,338,797	47,144,491
Active Bond Trust Series I	5,562,853	8,113,478
Active Bond Trust Series II	14,438,198	53,899,468
All Cap Core Trust Series I	831,536	7,652,328
All Cap Core Trust Series II	869,523	3,022,122
American Asset Allocation Trust Series I	6,769,751	23,485,305
American Asset Allocation Trust Series II	23,696,337	167,997,883
American Asset Allocation Trust Series III	4,120,107	27,320,028
American Global Growth Trust Series II	7,720,688	37,414,908
American Global Growth Trust Series III	1,794,220	6,344,255
American Growth Trust Series II	14,850,716	165,341,774
American Growth Trust Series III	2,631,464	20,499,520
American Growth-Income Trust Series I	5,363,454	28,148,524
American Growth-Income Trust Series II	7,962,325	155,333,478
American Growth-Income Trust Series III	3,911,108	52,283,794
American International Trust Series II	29,575,583	91,686,871
American International Trust Series III	4,025,542	7,514,877
American New World Trust Series II	11,683,861	17,007,278
American New World Trust Series III	172,705	269,387
Basic Value Focus (a)	909,258	1,083,882
Blue Chip Growth Trust Series I	17,633,196	52,220,607
Blue Chip Growth Trust Series II	17,865,591	38,724,041
Bond PS Series II (b)	4,457,660	4,687,949
Bond Trust Series I	10,802,243	39,219,747
Bond Trust Series II	25,552,656	103,597,720
Capital Appreciation Trust Series I	22,236,551	28,825,183
Capital Appreciation Trust Series II	14,841,475	17,882,573
Capital Appreciation Value Trust Series II	46,756,906	42,679,023
Core Bond Trust Series II	3,977,410	4,963,945
Core Strategy Trust Series I	9,409,481	20,536,551
Core Strategy Trust Series II	165,644,469	412,489,258
Core Strategy Trust Series NAV	230,690	3,171,881
DWS Equity 500 Index (a)	1,733,988	3,435,428
Equity-Income Trust Series I	30,021,713	44,709,550
Equity-Income Trust Series II	23,183,774	37,888,377
Financial Industries Trust Series I	920,058	2,770,933
Financial Industries Trust Series II	2,147,573	7,181,890
Franklin Templeton Founding Allocation Trust Series I	1,687,429	8,672,929
Franklin Templeton Founding Allocation Trust Series II	37,496,296	165,427,270
Fundamental All Cap Core Trust Series II	2,514,266	15,707,512
Fundamental Large Cap Value Trust Series I	266,905,381	12,624,338
Fundamental Large Cap Value Trust Series II	217,621,375	23,217,030
Fundamental Value Trust Series I (c)	65,101,312	307,002,016
Fundamental Value Trust Series II (c)	52,226,566	252,023,620
Global Allocation (a)	89,314	110,109
Global Bond Trust Series I	2,108,696	10,115,465
Global Bond Trust Series II	5,188,756	29,017,511

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
Global Trust Series I	$30,214,160	$26,244,023
Global Trust Series II	35,664,294	9,255,899
Health Sciences Trust Series I	19,148,543	18,271,957
Health Sciences Trust Series II	29,354,751	30,495,565
High Yield Trust Series I	23,799,925	33,306,564
High Yield Trust Series II	23,644,420	43,601,794
International Core Trust Series I	3,026,718	4,982,012
International Core Trust Series II	3,781,008	7,207,997
International Equity Index Trust B Series I	1,839,410	3,569,746
International Equity Index Trust B Series II	3,842,855	7,130,383
International Equity Index Trust B Series NAV	969,418	4,085,236
International Growth Stock Trust Series II	3,900,451	5,398,120
International Small Company Trust Series I	2,361,566	6,324,830
International Small Company Trust Series II	2,839,839	7,150,995
International Value Trust Series I	5,268,861	16,235,693
International Value Trust Series II	6,386,824	19,043,290
Investment Quality Bond Trust Series I	12,201,185	32,271,578
Investment Quality Bond Trust Series II	9,257,724	19,570,214
Lifestyle Aggressive MVP Series I	6,111,411	14,992,592
Lifestyle Aggressive MVP Series II	8,044,748	38,862,387
Lifestyle Aggressive Trust PS Series I	1,831,801	1,166,173
Lifestyle Aggressive Trust PS Series II	4,562,282	751,685
Lifestyle Balanced MVP Series I	29,378,022	120,244,355
Lifestyle Balanced MVP Series II	235,926,820	1,645,095,590
Lifestyle Balanced MVP Series NAV	7,110	1,076
Lifestyle Balanced Trust PS Series I	11,696,592	1,087,495
Lifestyle Balanced Trust PS Series II	321,601,533	56,249,997
Lifestyle Conservative MVP Series I	25,419,099	44,275,404
Lifestyle Conservative MVP Series II	259,154,157	524,995,747
Lifestyle Conservative Trust PS Series I	6,748,675	2,757,841
Lifestyle Conservative Trust PS Series II	78,394,083	33,939,348
Lifestyle Growth MVP Series I	41,163,261	124,828,158
Lifestyle Growth MVP Series II	422,039,968	2,564,006,761
Lifestyle Growth MVP Series NAV	19,757	8,284
Lifestyle Growth Trust PS Series I	21,892,911	3,247,999
Lifestyle Growth Trust PS Series II	1,072,002,253	94,407,946
Lifestyle Moderate MVP Series I	29,934,666	51,258,705
Lifestyle Moderate MVP Series II	279,236,176	558,852,912
Lifestyle Moderate Trust PS Series I	3,918,060	462,109
Lifestyle Moderate Trust PS Series II	98,451,943	24,518,243
Mid Cap Index Trust Series I	3,827,527	8,063,906
Mid Cap Index Trust Series II	6,767,191	17,277,573
Mid Cap Stock Trust Series I	32,635,369	33,844,779
Mid Cap Stock Trust Series II	23,148,926	31,951,572
Mid Value Trust Series I	7,960,910	13,809,413
Mid Value Trust Series II	8,964,046	18,311,151
Money Market Trust B Series NAV	1,088,499	4,733,076
Money Market Trust Series I	1,794,312	25,230,048
Money Market Trust Series II	1,305,492	113,068,319
Mutual Shares Trust Series I	13,057,482	36,980,847
Natural Resources Trust Series II (d)	7,773,446	73,344,030
PIMCO All Asset (a)	3,300,552	9,385,296

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
Real Estate Securities Trust Series I	$7,584,529	$9,394,318
Real Estate Securities Trust Series II	13,128,305	19,118,900
Real Return Bond Trust Series II	4,804,000	12,730,403
Science & Technology Trust Series I	7,484,996	19,862,262
Science & Technology Trust Series II	9,018,494	13,838,768
Short Term Government Income Trust Series I	10,835,558	19,352,489
Short Term Government Income Trust Series II	13,179,138	21,633,070
Small Cap Growth Trust Series I	201,738	103,781
Small Cap Growth Trust Series II	12,717,089	20,054,774
Small Cap Index Trust Series I	2,018,119	3,303,122
Small Cap Index Trust Series II	5,172,255	13,276,690
Small Cap Opportunities Trust Series I	1,474,830	14,465,595
Small Cap Opportunities Trust Series II	3,994,126	14,850,589
Small Cap Value Trust Series I	131,277	65,817
Small Cap Value Trust Series II	12,599,505	15,983,645
Small Company Value Trust Series I	2,671,055	12,699,343
Small Company Value Trust Series II	2,534,048	13,308,330
Strategic Income Opportunities Trust Series I	4,753,697	9,484,220
Strategic Income Opportunities Trust Series II	6,828,401	15,109,699
Total Bond Market Trust B Series II	39,308,039	53,548,140
Total Bond Market Trust B Series NAV	9,549,727	21,833,023
Total Return Trust Series I	14,235,591	30,315,353
Total Return Trust Series II	10,619,903	47,982,127
Total Stock Market Index Trust Series I	3,271,052	2,039,715
Total Stock Market Index Trust Series II	5,067,935	9,311,033
U.S. Equity Trust Series I	2,287,454	17,879,111
U.S. Equity Trust Series II	531,871	1,987,966
Ultra Short Term Bond Trust Series I	28,365,109	29,262,585
Ultra Short Term Bond Trust Series II	382,861,372	365,419,062
Utilities Trust Series I	5,535,237	6,294,970
Utilities Trust Series II	4,582,752	7,004,884
Value Opportunities (a)	268,822	833,953
Value Trust Series I	11,188,876	21,978,031
Value Trust Series II	5,142,613	8,424,192

(a)	Sub-account that invests in non-affiliated Trust.

(b)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

(c)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series I	2014	2,793	$18.76 to $18.18	$51,298	1.90% to 0.45%	1.48%	12.82% to 11.20%
	2013	3,220	16.63 to 16.35	52,973	1.90 to 0.45	1.81	31.43 to 29.54
	2012	3,285	12.65 to 12.62	41,546	1.90 to 0.45	3.62	1.22 to 0.98

500 Index Fund B Series II	2014	2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86
	2013	2,575	16.59 to 16.28	42,129	2.05 to 0.45	1.53	31.10 to 29.02
	2012	3,010	12.65 to 12.62	38,016	2.05 to 0.45	2.63	1.22 to 0.96

500 Index Fund B Series NAV	2014	12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13
	2013	15,238	16.57 to 15.31	250,125	2.05 to 0.80	1.77	29.35 to 25.36
	2012	17,844	12.65 to 11.83	223,963	2.05 to 0.80	2.09	13.44 to 1.20
	2011	4,147	10.75 to 10.43	44,281	2.05 to 1.40	1.71	0.45 to -0.20
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53

Active Bond Trust Series I	2014	2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80
	2013	2,205	19.63 to 17.31	39,729	1.90 to 0.45	5.46	-0.21 to -1.64
	2012	2,611	19.67 to 17.59	47,609	1.90 to 0.45	3.93	9.21 to 7.63
	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71

Active Bond Trust Series II	2014	10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43
	2013	12,635	19.30 to 16.80	220,187	2.05 to 0.45	5.40	-0.40 to -1.98
	2012	13,607	19.38 to 17.14	240,885	2.05 to 0.45	3.76	8.98 to 7.25
	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40

All Cap Core Trust Series I	2014	1,689	21.99 to 20.30	43,007	1.90 to 0.45	0.93	9.15 to 7.58
	2013	1,966	20.14 to 18.87	46,248	1.90 to 0.45	1.23	33.72 to 31.80
	2012	2,321	15.06 to 14.32	40,948	1.90 to 0.45	1.10	16.04 to 14.36
	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	-0.04 to -1.48
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91

All Cap Core Trust Series II	2014	223	29.14 to 26.85	5,517	2.05 to 0.45	0.73	8.97 to 7.24
	2013	311	26.74 to 25.04	7,210	2.05 to 0.45	1.00	33.44 to 31.33
	2012	390	20.04 to 19.06	6,861	2.05 to 0.45	0.91	15.85 to 14.00
	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	-0.31 to -1.89
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53

American Asset Allocation Trust Series I	2014	7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07
	2013	8,752	17.15 to 15.57	140,673	1.90 to 0.45	1.04	22.74 to 20.98
	2012	9,905	13.97 to 12.87	130,969	1.90 to 0.45	1.49	15.24 to 13.57
	2011	11,512	12.12 to 11.33	133,210	1.90 to 0.45	1.39	0.46 to -0.98
	2010	13,637	12.07 to 11.44	158,613	1.90 to 0.45	1.53	11.55 to 9.95

American Asset Allocation Trust Series II	2014	74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76
	2013	83,070	17.03 to 15.30	1,320,706	2.05 to 0.45	0.91	22.58 to 20.63
	2012	91,998	13.89 to 12.68	1,205,239	2.05 to 0.45	1.39	14.97 to 13.14
	2011	102,406	12.08 to 11.21	1,178,706	2.05 to 0.45	1.29	0.40 to -1.19
	2010	113,271	12.03 to 11.35	1,311,937	2.05 to 0.45	1.44	11.40 to 9.63

American Asset Allocation Trust Series III	2014	8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78
	2013	9,650	18.01 to 17.23	172,982	1.55 to 0.80	1.38	21.89 to 18.85
	2012	10,675	14.67 to 14.14	155,962	1.55 to 0.80	1.89	15.23 to 14.36
	2011	11,486	12.73 to 12.36	145,763	1.55 to 0.80	1.82	0.47 to -0.28
	2010	12,112	12.67 to 12.40	153,108	1.55 to 0.80	1.96	11.64 to 10.81

American Global Growth Trust Series II	2014	11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25
	2013	13,049	17.73 to 15.94	215,498	2.05 to 0.45	0.78	27.85 to 25.82
	2012	11,741	13.87 to 12.67	153,231	2.05 to 0.45	0.33	21.45 to 19.51
	2011	13,481	11.42 to 10.60	146,410	2.05 to 0.45	0.73	-9.81 to -11.24
	2010	15,211	12.66 to 11.94	185,112	2.05 to 0.45	0.92	10.68 to 8.92

American Global Growth Trust Series III	2014	1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74
	2013	2,179	18.40 to 17.60	39,832	1.55 to 0.80	1.59	27.13 to 25.28
	2012	280	14.36 to 13.84	3,989	1.55 to 0.80	0.80	21.51 to 20.59
	2011	293	11.82 to 11.48	3,433	1.55 to 0.80	1.35	-9.64 to -10.32
	2010	254	13.08 to 12.80	3,306	1.55 to 0.80	1.59	10.91 to 10.08

American Growth Trust Series II	2014	26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77
	2013	32,226	30.71 to 25.89	799,945	2.05 to 0.45	0.37	28.90 to 26.85
	2012	40,001	23.82 to 20.41	785,486	2.05 to 0.45	0.25	16.70 to 14.84
	2011	47,556	20.41 to 17.77	813,415	2.05 to 0.45	0.08	-5.22 to -6.72
	2010	54,531	21.54 to 19.05	1,000,428	2.05 to 0.45	0.19	17.61 to 15.74

American Growth Trust Series III	2014	5,690	18.76 to 17.82	105,950	1.55 to 0.80	1.10	7.61 to 6.81
	2013	6,694	17.43 to 16.68	116,006	1.55 to 0.80	0.84	28.07 to 25.57
	2012	7,849	13.51 to 13.02	105,547	1.55 to 0.80	0.74	16.94 to 16.06
	2011	8,503	11.55 to 11.22	97,874	1.55 to 0.80	0.64	-5.06 to -5.76
	2010	7,318	12.17 to 11.91	88,815	1.55 to 0.80	0.77	17.74 to 16.86

American Growth-Income Trust Series I	2014	5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth-Income Trust Series I	2013		5,907	$28.08 to $24.05	$148,730	1.90% to 0.45%	0.96%	32.42% to 30.51%
	2012		6,896	21.20 to 18.43	132,453	1.90 to 0.45	1.34	16.63 to 14.94
	2011		7,269	18.18 to 16.03	120,909	1.90 to 0.45	1.07	-2.53 to -3.93
	2010		9,001	18.65 to 16.69	155,150	1.90 to 0.45	1.06	10.56 to 8.97

American Growth-Income Trust Series II	2014		25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88
	2013		31,322	27.87 to 23.50	718,673	2.05 to 0.45	0.79	32.24 to 30.14
	2012		39,801	21.08 to 18.06	703,311	2.05 to 0.45	1.13	16.42 to 14.56
	2011		43,877	18.11 to 15.76	673,246	2.05 to 0.45	1.00	-2.68 to -4.23
	2010		50,328	18.60 to 16.46	804,949	2.05 to 0.45	0.96	10.34 to 8.59

American Growth-Income Trust Series III	2014		12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93
	2013		15,357	18.04 to 17.26	275,374	1.55 to 0.80	1.26	31.45 to 27.90
	2012		18,879	13.62 to 13.13	255,913	1.55 to 0.80	3.75	16.57 to 15.69
	2011		6,505	11.68 to 11.35	75,720	1.55 to 0.80	1.56	-2.53 to -3.26
	2010		6,613	11.99 to 11.73	79,060	1.55 to 0.80	1.52	10.55 to 9.72

American International Trust Series II	2014		16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11
	2013		18,938	34.18 to 28.82	492,157	2.05 to 0.45	0.77	20.44 to 18.53
	2012		22,634	28.38 to 24.31	497,660	2.05 to 0.45	0.90	16.73 to 14.87
	2011		26,582	24.31 to 21.17	510,240	2.05 to 0.45	1.22	-14.76 to -16.11
	2010		28,123	28.52 to 25.23	646,557	2.05 to 0.45	1.44	6.20 to 4.52

American International Trust Series III	2014		3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16
	2013		3,743	14.73 to 14.10	54,799	1.55 to 0.80	1.27	19.71 to 18.61
	2012		4,154	12.21 to 11.77	50,475	1.55 to 0.80	1.44	17.00 to 16.12
	2011		4,312	10.44 to 10.14	44,827	1.55 to 0.80	2.19	-14.73 to -15.37
	2010		2,699	12.24 to 11.98	32,941	1.55 to 0.80	2.87	6.40 to 5.60

American New World Trust Series II	2014		3,510	14.81 to 13.10	47,465	2.05 to 0.45	0.61	-8.78 to -10.23
	2013		3,887	16.23 to 14.59	58,758	2.05 to 0.45	0.76	10.24 to 8.49
	2012		4,498	14.72 to 13.44	62,292	2.05 to 0.45	0.44	16.59 to 14.73
	2011		5,024	12.63 to 11.72	60,330	2.05 to 0.45	1.04	-14.79 to -16.14
	2010		6,201	14.82 to 13.97	88,319	2.05 to 0.45	1.14	16.66 to 14.81

American New World Trust Series III	2014		134	13.66 to 12.97	1,800	1.55 to 0.80	1.15	-8.68 to -9.37
	2013		144	14.96 to 14.31	2,122	1.55 to 0.80	1.10	10.47 to 9.65
	2012		190	13.54 to 13.05	2,546	1.55 to 0.80	0.85	16.77 to 15.89
	2011		228	11.60 to 11.26	2,628	1.55 to 0.80	1.75	-14.71 to -15.34
	2010		198	13.60 to 13.30	2,681	1.55 to 0.80	1.83	16.90 to 16.03

Basic Value Focus (e)	2014		164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69
	2013		190	42.83 to 21.63	6,716	1.90 to 1.40	1.19	35.94 to 35.26
	2012		235	31.51 to 15.99	6,058	1.90 to 1.40	1.51	12.30 to 11.73
	2011		281	28.06 to 14.31	6,462	1.90 to 1.40	1.41	-3.99 to -4.47
	2010		382	29.22 to 14.98	8,946	1.90 to 1.40	1.39	11.11 to 10.55

Blue Chip Growth Trust Series I	2014		6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02
	2013		7,738	29.26 to 21.75	264,250	1.90 to 0.45	0.27	40.69 to 38.67
	2012		8,904	20.80 to 15.68	217,180	1.90 to 0.45	0.09	17.78 to 16.08
	2011		10,365	17.66 to 13.51	215,783	1.90 to 0.45	0.01	0.99 to -0.47
	2010		12,612	17.49 to 13.57	259,341	1.90 to 0.45	0.08	15.63 to 13.97

Blue Chip Growth Trust Series II	2014		4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67
	2013		5,432	28.49 to 27.01	131,638	2.05 to 0.45	0.11	40.40 to 38.17
	2012		6,083	20.29 to 19.55	106,689	2.05 to 0.45	0.00	17.56 to 15.68
	2011		7,061	17.26 to 16.90	106,722	2.05 to 0.45	0.00	0.79 to -0.81
	2010		7,826	17.13 to 17.04	118,731	2.05 to 0.45	0.05	15.42 to 13.59

Bond PS Series II	2014	(n)	0	13.33 to 12.96	0	2.00 to 0.80	7.15	3.87 to 2.81
	2013		19	12.84 to 12.61	245	2.00 to 0.80	2.78	-2.50 to -3.67
	2012		22	13.17 to 13.09	284	2.00 to 0.80	1.23	4.82 to 3.56
	2011		176	12.64 to 12.56	2,232	2.00 to 0.80	2.49	1.11 to 0.50

Bond Trust Series I	2014		16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91
	2013		19,048	12.98 to 12.77	246,784	1.55 to 0.80	2.92	-2.24 to -2.88
	2012		18,222	13.27 to 13.15	241,510	1.55 to 0.80	2.77	5.48 to 4.69
	2011		18,061	12.58 to 12.56	227,156	1.55 to 0.80	14.59	0.64 to 0.51

Bond Trust Series II	2014		37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26
	2013		43,168	13.02 to 12.57	546,691	2.05 to 0.45	2.69	-2.07 to -3.63
	2012		42,148	13.29 to 13.05	553,118	2.05 to 0.45	2.52	5.64 to 3.96
	2011		44,532	12.58 to 12.55	559,347	2.05 to 0.45	13.46	0.67 to 0.40

Capital Appreciation Trust Series I	2014		8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59
	2013		10,222	19.21 to 17.17	155,768	1.90 to 0.45	0.24	36.79 to 34.83
	2012		12,110	14.25 to 12.55	136,224	1.90 to 0.45	0.15	15.46 to 13.79
	2011		14,255	12.53 to 10.87	140,336	1.90 to 0.45	0.07	-0.37 to -1.80
	2010		17,221	12.76 to 10.91	171,777	1.90 to 0.45	0.15	11.33 to 9.73

Capital Appreciation Trust Series II	2014		2,665	28.83 to 28.69	64,337	2.05 to 0.45	0.00	8.98 to 7.25
	2013		3,045	26.88 to 26.32	68,555	2.05 to 0.45	0.21	36.48 to 34.32
	2012		3,741	20.01 to 19.29	62,559	2.05 to 0.45	0.06	15.32 to 13.48
	2011		4,312	17.63 to 16.72	63,258	2.05 to 0.45	0.03	-0.62 to -2.19
	2010		4,936	18.03 to 16.83	73,641	2.05 to 0.45	0.02	11.08 to 9.31

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Capital Appreciation Value Trust Series II	2014		15,683	$21.06 to $18.97	$308,166	2.05% to 0.45%	1.19%	11.54% to 9.77%
	2013		17,243	18.88 to 17.28	307,584	2.05 to 0.45	1.03	21.39 to 19.46
	2012		19,198	15.56 to 14.47	285,352	2.05 to 0.45	1.24	13.98 to 12.16
	2011		21,275	13.65 to 12.90	280,113	2.05 to 0.45	1.15	2.41 to 0.79
	2010		24,073	13.33 to 12.80	312,548	2.05 to 0.45	1.26	13.12 to 11.33

Core Bond Trust Series II	2014		400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59
	2013		465	18.05 to 15.71	7,605	2.05 to 0.45	1.67	-2.79 to -4.34
	2012		638	18.56 to 16.42	10,874	2.05 to 0.45	2.42	5.79 to 4.10
	2011		766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55 to 5.85
	2010		833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44 to 4.75

Core Strategy Trust Series I	2014		9,263	14.40 to 14.22	133,129	1.55 to 0.80	2.32	5.26 to 4.48
	2013	(m)	10,218	13.68 to 13.61	139,653	1.55 to 0.80	8.51	9.41 to 8.86

Core Strategy Trust Series II	2014		190,433	18.44 to 14.47	3,409,588	2.10 to 0.35	2.20	5.54 to 3.71
	2013		205,775	17.78 to 13.71	3,544,521	2.10 to 0.35	1.49	16.56 to 9.66
	2012		42,857	15.93 to 15.25	632,257	2.10 to 0.45	2.51	11.77 to 9.93
	2011		44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	-0.44 to -2.07
	2010		46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36 to 11.67

Core Strategy Trust Series NAV	2014		423	21.61 to 15.74	8,160	1.60 to 1.20	2.11	4.88 to 4.46
	2013		577	20.60 to 15.07	10,740	1.60 to 1.20	0.68	17.86 to 17.39
	2012		601	17.48 to 12.83	9,322	1.60 to 1.20	2.90	11.23 to 2.67
	2011		408	15.72 to 15.72	6,412	1.20 to 1.20	2.20	-1.01 to -1.01
	2010		442	15.88 to 15.88	7,020	1.20 to 1.20	2.32	14.16 to 11.22

DWS Equity 500 Index (e)	2014		472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71
	2013		548	29.35 to 23.24	15,603	2.05 to 1.40	1.44	29.61 to 28.77
	2012		637	22.65 to 18.05	14,069	2.05 to 1.40	1.35	13.65 to 12.91
	2011		710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02 to -0.63
	2010		817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70 to 11.97

Equity-Income Trust Series I	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45
	2013		6,433	30.69 to 21.66	257,077	1.90 to 0.45	1.86	29.46 to 27.60
	2012		7,402	23.71 to 16.98	229,408	1.90 to 0.45	2.01	16.83 to 15.14
	2011		8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	-1.25 to -2.67
	2010		9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60 to 12.95

Equity-Income Trust Series II	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06
	2013		7,614	25.28 to 24.63	166,191	2.05 to 0.45	1.69	29.16 to 27.11
	2012		8,601	19.57 to 19.37	147,658	2.05 to 0.45	1.82	16.65 to 14.79
	2011		10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	-1.46 to -3.02
	2010		10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40 to 12.58

Financial Industries Trust Series I	2014	(l)	583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60
	2013		680	20.56 to 17.58	12,225	1.90 to 0.45	0.61	30.17 to 28.30
	2012		752	15.80 to 13.71	10,491	1.90 to 0.45	0.77	17.52 to 15.82
	2011		891	13.44 to 11.83	10,689	1.90 to 0.45	1.50	-9.92 to -11.21
	2010		1,177	14.92 to 13.33	15,858	1.90 to 0.45	0.30	11.75 to 10.14

Financial Industries Trust Series II	2014	(l)	933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22
	2013		1,195	21.87 to 21.27	22,429	2.05 to 0.45	0.44	29.90 to 27.84
	2012		1,292	16.84 to 16.64	18,856	2.05 to 0.45	0.58	17.29 to 15.42
	2011		1,537	14.42 to 14.36	19,380	2.05 to 0.45	1.33	-10.07 to - 11.49
	2010		1,906	16.29 to 15.96	27,065	2.05 to 0.45	0.13	11.50 to 9.73
Franklin Templeton Founding Allocation Trust Series I	2014		2,563	17.70 to 16.81	44,969	1.55 to 0.80	2.87	2.19 to 1.42
	2013		3,008	17.32 to 16.57	51,742	1.55 to 0.80	2.37	22.52 to 19.68
	2012		3,312	14.03 to 13.52	46,220	1.55 to 0.80	3.03	15.33 to 14.46
	2011		3,582	12.17 to 11.82	43,411	1.55 to 0.80	2.93	-2.19 to -2.92
	2010		3,738	12.44 to 12.17	46,366	1.55 to 0.80	3.90	9.78 to 8.96
Franklin Templeton Founding Allocation Trust Series II	2014		73,304	27.29 to 14.07	1,087,385	2.05 to 0.35	2.77	2.45 to 0.72
	2013		83,733	26.64 to 13.96	1,212,833	2.05 to 0.35	2.15	23.84 to 21.75
	2012		93,099	21.51 to 11.47	1,100,917	2.05 to 0.35	2.79	15.62 to 13.66
	2011		103,682	18.61 to 10.09	1,072,795	2.05 to 0.35	2.61	-2.05 to -3.70
	2010		116,260	18.99 to 10.48	1,242,478	2.05 to 0.35	3.52	10.05 to 8.20

Fundamental All Cap Core Trust Series II	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33
	2013		2,199	31.01 to 26.14	60,517	2.05 to 0.45	0.71	34.94 to 32.80
	2012		2,867	22.98 to 19.69	59,159	2.05 to 0.45	0.57	22.75 to 20.79
	2011		3,148	18.72 to 16.30	53,548	2.05 to 0.45	0.83	-2.73 to -4.27
	2010		3,600	19.24 to 17.02	63,655	2.05 to 0.45	0.92	18.68 to 16.80

Fundamental Large Cap Value Trust Series I	2014		11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53
	2013	(m)	1,198	24.10 to 20.95	24,838	1.90 to 0.45	0.00	2.78 to 2.68

Fundamental Large Cap Value Trust Series II	2014		10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16
	2013		1,686	24.09 to 20.64	36,342	2.05 to 0.45	0.89	31.51 to 29.43
	2012		862	18.32 to 15.95	14,355	2.05 to 0.45	1.07	23.67 to 21.70
	2011		791	14.81 to 13.10	10,772	2.05 to 0.45	0.77	1.18 to -0.43
	2010		851	14.64 to 13.16	11,584	2.05 to 0.45	1.70	12.60 to 10.81

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Fundamental Value Trust Series I	2014	(o)	0	$24.54 to $21.00	$0	1.90% to 0.45%	1.83%	6.59% to 5.28%
	2013		14,209	23.02 to 19.95	287,534	1.90 to 0.45	1.25	32.92 to 31.01
	2012		16,631	17.32 to 15.23	255,769	1.90 to 0.45	0.88	12.87 to 11.24
	2011		19,834	15.34 to 13.69	272,913	1.90 to 0.45	0.76	-4.21 to -5.59
	2010		24,123	16.02 to 14.50	350,230	1.90 to 0.45	1.08	12.59 to 10.97

Fundamental Value Trust Series II	2014	(o)	0	26.11 to 24.60	0	2.05 to 0.45	1.59	6.40 to 4.96
	2013		11,329	24.54 to 23.43	235,907	2.05 to 0.45	1.05	32.60 to 30.50
	2012		14,454	18.50 to 17.96	229,708	2.05 to 0.45	0.71	12.67 to 10.87
	2011		16,833	16.42 to 16.20	240,692	2.05 to 0.45	0.60	-4.42 to -5.93
	2010		19,504	17.22 to 17.18	295,599	2.05 to 0.45	0.89	12.37 to 10.59

Global Allocation (e)	2014		40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05
	2013		44	31.45 to 18.74	848	1.90 to 1.40	1.07	12.96 to 12.40
	2012		45	27.98 to 16.59	763	1.90 to 1.40	1.38	8.60 to 8.06
	2011		52	25.90 to 15.28	816	1.90 to 1.40	1.83	-4.97 to -5.44
	2010		64	27.39 to 16.08	1,042	1.90 to 1.40	1.04	8.36 to 7.82

Global Bond Trust Series I	2014		1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36
	2013		1,667	25.62 to 22.29	47,955	1.90 to 0.45	0.43	-5.84 to -7.20
	2012		1,983	27.21 to 24.02	61,078	1.90 to 0.45	7.02	6.55 to 5.00
	2011		2,268	25.54 to 22.88	66,430	1.90 to 0.45	6.23	8.59 to 7.03
	2010		2,708	23.52 to 21.37	74,034	1.90 to 0.45	3.36	9.81 to 8.23

Global Bond Trust Series II	2014		5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06
	2013		6,165	24.72 to 17.10	123,634	2.05 to 0.45	0.24	-6.09 to -7.58
	2012		6,626	26.32 to 18.50	148,540	2.05 to 0.45	7.00	6.33 to 4.63
	2011		7,393	24.75 to 17.68	158,254	2.05 to 0.45	6.05	8.36 to 6.65
	2010		8,787	22.84 to 16.58	176,267	2.05 to 0.45	3.20	9.63 to 7.89

Global Trust Series I	2014		5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43
	2013		5,915	22.64 to 18.53	150,907	1.90 to 0.45	1.47	30.50 to 28.62
	2012		6,898	17.35 to 14.41	134,571	1.90 to 0.45	2.11	21.20 to 19.44
	2011		7,965	14.32 to 12.06	129,704	1.90 to 0.45	1.98	-6.42 to -7.76
	2010		8,540	15.30 to 13.08	153,628	1.90 to 0.45	1.54	7.28 to 5.73

Global Trust Series II	2014		2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78
	2013		1,309	24.55 to 23.92	28,237	2.05 to 0.45	1.28	30.25 to 28.18
	2012		1,516	18.85 to 18.66	25,430	2.05 to 0.45	1.90	20.96 to 19.03
	2011		1,747	15.68 to 15.59	24,513	2.05 to 0.45	1.77	-6.64 to -8.12
	2010		1,904	17.06 to 16.69	28,926	2.05 to 0.45	1.30	7.07 to 5.37

Health Sciences Trust Series I	2014		1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35
	2013		1,331	49.47 to 40.58	57,701	1.90 to 0.45	0.00	50.40 to 48.23
	2012		1,425	32.89 to 27.38	41,483	1.90 to 0.45	0.00	31.36 to 29.46
	2011		1,642	25.04 to 21.15	36,661	1.90 to 0.45	0.00	10.07 to 8.49
	2010		1,907	22.75 to 19.49	39,069	1.90 to 0.45	0.00	15.18 to 13.52

Health Sciences Trust Series II	2014		1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88
	2013		1,795	52.95 to 46.72	78,495	2.05 to 0.45	0.00	50.11 to 47.73
	2012		1,938	35.27 to 31.62	57,932	2.05 to 0.45	0.00	31.06 to 28.97
	2011		2,175	26.91 to 24.52	50,178	2.05 to 0.45	0.00	9.90 to 8.16
	2010		2,391	24.49 to 22.67	50,728	2.05 to 0.45	0.00	14.95 to 13.13

High Yield Trust Series I	2014		4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77
	2013		5,682	25.60 to 23.05	98,605	1.90 to 0.45	7.77	8.04 to 6.48
	2012		2,307	23.69 to 21.64	52,828	1.90 to 0.45	7.28	18.46 to 16.74
	2011		2,754	20.00 to 18.54	53,477	1.90 to 0.45	8.36	0.45 to -1.00
	2010		3,166	19.91 to 18.73	61,747	1.90 to 0.45	36.88	13.27 to 11.64

High Yield Trust Series II	2014		3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27
	2013		4,539	28.57 to 22.89	106,280	2.05 to 0.45	6.98	7.87 to 6.16
	2012		3,305	26.48 to 21.57	75,110	2.05 to 0.45	7.15	18.34 to 16.45
	2011		3,822	22.38 to 18.52	74,295	2.05 to 0.45	7.43	0.22 to -1.37
	2010		4,143	22.33 to 18.78	81,174	2.05 to 0.45	40.90	13.03 to 11.23

International Core Trust Series I	2014		1,371	18.27 to 16.71	23,157	1.90 to 0.45	3.42	-7.12 to -8.45
	2013		1,507	19.67 to 18.25	27,639	1.90 to 0.45	2.75	24.43 to 22.64
	2012		1,705	15.80 to 14.88	25,322	1.90 to 0.45	2.79	14.53 to 12.87
	2011		2,030	13.80 to 13.18	26,507	1.90 to 0.45	2.17	-9.98 to -11.28
	2010		2,397	15.33 to 14.86	35,236	1.90 to 0.45	1.83	9.09 to 7.52

International Core Trust Series II	2014		869	22.94 to 21.24	15,720	2.05 to 0.45	3.01	-7.33 to -8.80
	2013		1,069	25.15 to 22.92	20,858	2.05 to 0.45	2.56	24.22 to 22.25
	2012		1,164	20.58 to 18.45	18,648	2.05 to 0.45	2.50	14.31 to 12.48
	2011		1,466	18.29 to 16.14	20,647	2.05 to 0.45	1.98	-10.20 to -11.63
	2010		1,664	20.70 to 17.98	26,533	2.05 to 0.45	1.64	8.89 to 7.16

International Equity Index Trust B Series I	2014		1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41
	2013		1,431	15.10 to 14.85	21,397	1.90 to 0.45	2.38	14.04 to 12.40
	2012		1,641	13.24 to 13.21	21,733	1.90 to 0.45	6.85	5.94 to 5.69

International Equity Index Trust B Series II	2014		1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73
	2013		1,531	15.07 to 14.79	22,765	2.05 to 0.45	2.14	13.81 to 12.01
	2012		1,860	13.24 to 13.20	24,581	2.05 to 0.45	5.74	5.91 to 5.63

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Equity Index Trust B Series NAV	2014		1,264	$11.37 to $10.83	$14,176	2.05% to 1.40%	2.88%	-5.90% to -6.51%
	2013		1,535	12.08 to 11.58	18,356	2.05 to 1.40	2.36	12.95 to 12.21
	2012		1,808	10.69 to 10.32	19,183	2.05 to 1.40	1.22	16.12 to 15.36
	2011		2,029	9.21 to 8.95	18,586	2.05 to 1.40	3.35	-15.18 to -15.73
	2010		2,166	10.86 to 10.62	23,431	2.05 to 1.40	2.47	9.89 to 9.18

International Growth Stock Trust Series II	2014		1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03
	2013		1,347	15.38 to 15.10	20,531	2.05 to 0.45	0.98	18.33 to 16.46
	2012		1,565	13.00 to 12.96	20,386	2.05 to 0.45	3.02	3.98 to 3.71

International Small Company Trust Series I	2014		1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65
	2013		1,854	18.67 to 17.58	33,239	1.90 to 0.45	1.77	25.77 to 23.96
	2012		2,107	14.84 to 14.18	30,334	1.90 to 0.45	1.25	18.65 to 16.93
	2011		2,492	12.51 to 12.13	30,514	1.90 to 0.45	1.50	-16.60 to -17.80
	2010		3,157	15.00 to 14.76	46,829	1.90 to 0.45	2.62	22.15 to 20.40

International Small Company Trust Series II	2014		1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98
	2013		1,320	18.51 to 17.33	23,314	2.05 to 0.45	1.61	25.45 to 23.46
	2012		1,456	14.75 to 14.03	20,750	2.05 to 0.45	1.09	18.46 to 16.57
	2011		1,755	12.46 to 12.04	21,347	2.05 to 0.45	1.35	-16.80 to -18.12
	2010		2,060	14.97 to 14.70	30,456	2.05 to 0.45	2.50	21.90 to 19.97

International Value Trust Series I	2014		3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16
	2013		4,246	26.47 to 23.83	93,535	1.90 to 0.45	1.72	25.58 to 23.78
	2012		4,865	21.08 to 19.26	86,198	1.90 to 0.45	2.57	18.84 to 17.12
	2011		5,833	17.74 to 16.44	87,970	1.90 to 0.45	2.24	-13.24 to -14.49
	2010		6,982	20.45 to 19.23	123,081	1.90 to 0.45	1.90	7.50 to 5.95

International Value Trust Series II	2014		3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42
	2013		3,778	29.04 to 27.95	90,010	2.05 to 0.45	1.52	25.33 to 23.34
	2012		4,463	23.54 to 22.30	86,302	2.05 to 0.45	2.36	18.54 to 16.64
	2011		5,397	20.19 to 18.82	89,100	2.05 to 0.45	2.08	-13.38 to -14.75
	2010		6,119	23.68 to 21.72	118,156	2.05 to 0.45	1.70	7.28 to 5.58

Investment Quality Bond Trust Series I	2014		8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49
	2013		9,980	26.76 to 18.81	181,114	1.90 to 0.45	3.80	-2.36 to -3.76
	2012		10,049	27.41 to 19.55	192,548	1.90 to 0.45	2.04	7.10 to 5.55
	2011		10,392	25.59 to 18.52	191,213	1.90 to 0.45	4.21	7.59 to 6.04
	2010		9,829	23.79 to 17.46	175,113	1.90 to 0.45	5.30	6.97 to 5.43

Investment Quality Bond Trust Series II	2014		4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13
	2013		5,354	21.47 to 16.22	95,946	2.05 to 0.45	3.47	-2.47 to -4.02
	2012		5,945	22.02 to 16.90	113,711	2.05 to 0.45	1.86	6.80 to 5.10
	2011		6,440	20.62 to 16.08	116,853	2.05 to 0.45	3.76	7.37 to 5.67
	2010		7,580	19.20 to 15.22	129,806	2.05 to 0.45	4.63	6.82 to 5.12

Lifestyle Aggressive MVP Series I	2014	(g)	3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51
	2013		4,195	22.58 to 20.54	92,832	1.90 to 0.45	2.50	26.15 to 24.33
	2012		4,257	17.90 to 16.52	74,920	1.90 to 0.45	1.27	16.09 to 14.41
	2011		5,510	15.42 to 14.44	84,681	1.90 to 0.45	1.65	-6.92 to -8.26
	2010		6,184	16.57 to 15.74	103,197	1.90 to 0.45	1.98	15.92 to 14.26

Lifestyle Aggressive MVP Series II	2014	(g)	5,900	26.12 to 25.77	127,277	2.05 to 0.45	2.39	0.84 to -0.76
	2013		7,321	25.97 to 25.91	159,377	2.05 to 0.45	2.16	25.87 to 23.87
	2012		8,463	20.96 to 20.58	148,442	2.05 to 0.45	1.12	15.91 to 14.06
	2011		10,061	18.38 to 17.76	154,321	2.05 to 0.45	1.51	-7.14 to -8.61
	2010		11,278	20.11 to 19.12	188,589	2.05 to 0.45	1.74	15.60 to 13.77

Lifestyle Aggressive Trust PS Series I	2014	(m)	56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Trust PS Series II	2014		291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08
	2013	(m)	2	12.79 to 12.78	24	2.05 to 1.00	71.35	2.31 to 2.24

Lifestyle Balanced MVP Series I	2014	(h)	28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33
	2013		33,735	25.91 to 20.11	672,128	1.90 to 0.45	2.75	12.28 to 10.66
	2012		36,808	23.08 to 18.17	663,373	1.90 to 0.45	2.18	11.36 to 9.75
	2011		40,216	20.73 to 16.56	667,591	1.90 to 0.45	3.29	0.17 to -1.27
	2010		40,354	20.69 to 16.77	699,738	1.90 to 0.45	2.74	11.24 to 9.64

Lifestyle Balanced MVP Series II	2014	(h)	393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87
	2013		465,660	16.45 to 15.68	8,946,098	2.10 to 0.35	2.54	12.15 to 10.20
	2012		514,301	14.93 to 13.98	8,984,382	2.10 to 0.35	2.01	11.31 to 9.37
	2011		560,279	13.65 to 12.56	8,941,848	2.10 to 0.35	3.03	0.07 to -1.66
	2010		606,988	13.88 to 12.55	9,859,909	2.10 to 0.35	2.59	11.10 to 11.06

Lifestyle Balanced MVP Series NAV	2014	(h)	5	17.66 to 17.66	91	1.20 to 1.20	2.97	3.01 to 3.01
	2013		5	17.15 to 17.15	84	1.20 to 1.20	2.95	11.55 to 11.55
	2012		5	15.37 to 15.37	71	1.20 to 1.20	2.25	10.56 to 10.56
	2011		5	13.90 to 13.90	70	1.20 to 1.20	4.23	-0.53 to -0.53

Lifestyle Balanced Trust PS Series I	2014		815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96
	2013	(f)	11	12.64 to 12.63	142	1.90 to 0.80	47.40	1.14 to 1.06

Lifestyle Balanced Trust PS Series II	2014		32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Balanced Trust PS Series II	2013		13,893	$12.65 to $12.63	$205,650	2.05% to 0.35%	2.05%	1.19% to 1.07%
	2012		12,281	13.63 to 13.16	164,598	2.00 to 0.80	1.23	9.66 to 8.34
	2011		5,516	12.43 to 12.15	67,247	2.00 to 0.80	4.84	-0.56 to -2.82

Lifestyle Conservative MVP Series I	2014	(i)	7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04
	2013		8,615	27.03 to 18.99	174,331	1.90 to 0.45	3.04	3.41 to 1.92
	2012		11,375	26.14 to 18.64	225,765	1.90 to 0.45	2.88	8.03 to 6.46
	2011		11,273	24.20 to 17.51	213,263	1.90 to 0.45	4.13	3.76 to 2.27
	2010		11,548	23.32 to 17.12	220,274	1.90 to 0.45	2.68	8.63 to 7.07

Lifestyle Conservative MVP Series II	2014	(i)	81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66
	2013		100,413	15.80 to 14.45	1,825,240	2.10 to 0.35	2.85	3.33 to 1.54
	2012		133,398	15.29 to 14.23	2,391,723	2.10 to 0.35	2.70	7.89 to 6.00
	2011		136,961	14.17 to 13.42	2,309,441	2.10 to 0.35	4.07	3.68 to 1.89
	2010		141,829	13.67 to 13.17	2,342,621	2.10 to 0.35	2.52	8.49 to 5.39

Lifestyle Conservative Trust PS Series I	2014	(m)	301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Trust PS Series II	2014		6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27
	2013		3,378	12.53 to 12.51	45,904	2.05 to 0.35	2.05	0.20 to 0.09
	2012		4,109	13.35 to 13.17	54,631	2.00 to 0.80	1.35	6.67 to 5.39
	2011		2,167	12.52 to 12.50	27,160	2.00 to 0.80	5.53	0.13 to -0.03

Lifestyle Growth MVP Series I	2014	(j)	30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24
	2013		35,064	24.56 to 20.31	683,480	1.90 to 0.45	2.46	18.81 to 17.10
	2012		37,058	20.67 to 17.34	617,143	1.90 to 0.45	1.83	13.35 to 11.71
	2011		37,273	18.23 to 15.52	565,281	1.90 to 0.45	2.69	-2.04 to -3.45
	2010		36,720	18.61 to 16.08	595,817	1.90 to 0.45	2.47	12.51 to 10.89

Lifestyle Growth MVP Series II	2014	(j)	555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08
	2013		666,341	17.88 to 15.94	12,998,169	2.10 to 0.35	2.26	18.67 to 16.61
	2012		708,897	15.33 to 13.43	11,862,337	2.10 to 0.35	1.63	13.19 to 11.21
	2011		737,881	13.78 to 11.87	11,115,623	2.10 to 0.35	2.46	-2.15 to -3.84
	2010		778,123	14.34 to 12.13	12,206,253	2.10 to 0.35	2.26	14.68 to 12.44

Lifestyle Growth MVP Series NAV	2014	(j)	36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06
	2013		36	18.63 to 18.63	680	1.20 to 1.20	2.58	17.96 to 17.96
	2012		36	15.79 to 15.79	576	1.20 to 1.20	2.48	12.54 to 12.54
	2011		11	14.03 to 14.03	150	1.20 to 1.20	3.35	-2.72 to -2.72

Lifestyle Growth Trust PS Series I	2014		1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17
	2013	(f)	192	12.72 to 12.71	2,441	1.90 to 0.80	28.16	1.76 to 1.69

Lifestyle Growth Trust PS Series II	2014		85,785	13.43 to 13.19	1,280,302	2.05 to 0.35	2.85	5.51 to 3.74
	2013		18,545	12.73 to 12.71	283,826	2.05 to 0.35	1.84	1.81 to 1.69
	2012		12,312	13.82 to 13.14	164,900	2.00 to 0.80	0.98	11.55 to 10.21
	2011		7,241	12.39 to 11.92	86,637	2.00 to 0.80	3.65	-0.89 to -4.63

Lifestyle Moderate MVP Series I	2014	(k)	10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96
	2013		11,896	26.87 to 19.82	246,754	1.90 to 0.45	2.88	9.72 to 8.15
	2012		13,080	24.49 to 18.33	250,095	1.90 to 0.45	2.43	10.17 to 8.57
	2011		14,027	22.23 to 16.88	250,835	1.90 to 0.45	3.53	1.87 to 0.41
	2010		14,332	21.82 to 16.81	265,027	1.90 to 0.45	2.70	10.06 to 8.47

Lifestyle Moderate MVP Series II	2014	(k)	124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51
	2013		145,238	16.21 to 15.84	2,739,141	2.10 to 0.35	2.63	9.59 to 7.69
	2012		162,048	14.80 to 14.71	2,843,253	2.10 to 0.35	2.26	10.11 to 8.19
	2011		172,998	13.60 to 13.44	2,801,218	2.10 to 0.35	3.36	1.78 to 0.02
	2010		182,151	13.59 to 13.20	2,947,542	2.10 to 0.35	2.53	10.01 to 8.75

Lifestyle Moderate Trust PS Series I	2014		267	13.24 to 13.08	3,520	1.90 to 0.80	4.28	5.06 to 3.91
	2013	(f)	7	12.60 to 12.59	91	1.90 to 0.80	53.88	0.81 to 0.73

Lifestyle Moderate Trust PS Series II	2014		10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47
	2013		5,852	12.62 to 12.60	85,029	2.05 to 0.35	2.00	0.93 to 0.81
	2012		5,877	13.56 to 13.22	78,796	2.00 to 0.80	1.33	8.68 to 7.37
	2011		2,737	12.48 to 12.31	33,824	2.00 to 0.80	4.78	-0.20 to -1.48

Mid Cap Index Trust Series I	2014		970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29
	2013		1,160	36.19 to 28.65	35,850	1.90 to 0.45	1.05	32.43 to 30.52
	2012		1,288	27.33 to 21.95	30,406	1.90 to 0.45	1.37	16.95 to 15.26
	2011		1,598	23.37 to 19.04	32,480	1.90 to 0.45	0.61	-2.69 to -4.09
	2010		1,987	24.01 to 19.85	41,949	1.90 to 0.45	1.06	25.42 to 23.61

Mid Cap Index Trust Series II	2014		2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90
	2013		2,501	32.51 to 32.35	70,022	2.05 to 0.45	0.84	32.16 to 30.06
	2012		2,956	25.00 to 24.48	63,742	2.05 to 0.45	1.19	16.77 to 14.91
	2011		3,634	21.75 to 20.96	67,846	2.05 to 0.45	0.45	-2.90 to -4.44
	2010		4,172	22.77 to 21.59	81,260	2.05 to 0.45	0.82	25.24 to 23.26

Mid Cap Stock Trust Series I	2014		6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98
	2013		7,278	30.51 to 28.93	171,939	1.90 to 0.45	0.04	36.20 to 34.25
	2012		8,616	22.40 to 21.55	150,467	1.90 to 0.45	0.00	21.66 to 19.90
	2011		10,034	18.41 to 17.97	146,328	1.90 to 0.45	0.00	-9.61 to -10.91
	2010		10,956	20.37 to 20.17	183,429	1.90 to 0.45	0.00	22.53 to 20.77

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Cap Stock Trust Series II	2014		2,735	$38.22 to $34.90	$85,015	2.05% to 0.45%	0.00%	7.34% to 5.63%
	2013		3,528	35.61 to 33.04	104,324	2.05 to 0.45	0.00	35.89 to 33.74
	2012		4,244	26.20 to 24.70	93,860	2.05 to 0.45	0.00	21.46 to 19.52
	2011		4,954	21.57 to 20.67	91,649	2.05 to 0.45	0.00	-9.80 to -11.23
	2010		5,660	23.92 to 23.28	117,687	2.05 to 0.45	0.00	22.25 to 20.32

Mid Value Trust Series I	2014		2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52
	2013		2,708	26.98 to 23.79	67,445	1.90 to 0.45	0.99	30.80 to 28.92
	2012		3,150	20.63 to 18.45	60,563	1.90 to 0.45	0.82	18.99 to 17.27
	2011		3,837	17.33 to 15.74	62,545	1.90 to 0.45	0.67	-5.35 to -6.71
	2010		4,754	18.31 to 16.87	82,548	1.90 to 0.45	2.00	15.64 to 13.97

Mid Value Trust Series II	2014		2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15
	2013		3,116	26.73 to 23.27	75,226	2.05 to 0.45	0.80	30.55 to 28.48
	2012		3,713	20.48 to 18.11	69,529	2.05 to 0.45	0.62	18.75 to 16.85
	2011		4,560	17.24 to 15.50	72,765	2.05 to 0.45	0.49	-5.46 to -6.96
	2010		5,481	18.24 to 16.66	93,544	2.05 to 0.45	1.80	15.27 to 13.44

Money Market Trust B Series NAV	2014		1,053	11.90 to 11.32	12,410	2.05 to 1.40	0.00	-1.39 to -2.03
	2013		1,342	12.07 to 11.55	16,055	2.05 to 1.40	0.01	-1.38 to -2.02
	2012		2,022	12.24 to 11.79	24,570	2.05 to 1.40	0.04	-1.35 to -1.99
	2011		2,116	12.40 to 12.03	26,096	2.05 to 1.40	0.00	-1.30 to -1.94
	2010		2,097	12.57 to 12.27	26,236	2.05 to 1.40	0.05	-1.34 to -1.98

Money Market Trust Series I	2014		4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08
	2013		6,091	16.08 to 11.60	90,662	2.10 to 0.45	0.00	-0.44 to -2.07
	2012		8,934	16.16 to 11.85	133,630	2.10 to 0.45	0.00	-0.44 to -2.08
	2011		11,391	16.23 to 12.10	172,109	2.10 to 0.45	0.00	-0.38 to -2.00
	2010		11,385	16.29 to 12.35	176,239	2.10 to 0.45	0.00	-0.45 to -1.22

Money Market Trust Series II	2014		24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03
	2013		33,503	12.37 to 11.48	403,055	2.05 to 0.35	0.00	-0.34 to -2.02
	2012		53,585	12.41 to 11.72	653,491	2.05 to 0.35	0.00	-0.34 to -2.03
	2011		69,706	12.45 to 11.96	862,728	2.05 to 0.35	0.00	-0.28 to -1.95
	2010		65,835	12.49 to 12.20	826,856	2.05 to 0.35	0.00	-0.35 to -2.03

Mutual Shares Trust Series I	2014		11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64
	2013		13,263	16.58 to 15.87	218,630	1.55 to 0.80	1.36	26.37 to 21.65
	2012		15,586	13.02 to 12.55	202,024	1.55 to 0.80	1.42	13.11 to 12.26
	2011		16,469	11.51 to 11.18	188,918	1.55 to 0.80	0.95	-1.73 to -2.46
	2010		14,733	11.72 to 11.47	172,166	1.55 to 0.80	2.97	10.63 to 9.80

Natural Resources Trust Series II	2014	(p)	0	35.38 to 29.43	0	2.05 to 0.45	1.27	-8.35 to -9.59
	2013		2,344	38.61 to 32.55	70,588	2.05 to 0.45	0.35	2.44 to 0.81
	2012		3,042	37.69 to 32.29	88,915	2.05 to 0.45	0.55	-0.23 to -1.82
	2011		3,724	37.77 to 32.89	112,991	2.05 to 0.45	0.29	-20.73 to -21.99
	2010		4,484	47.65 to 42.16	174,979	2.05 to 0.45	0.42	14.36 to 12.54

PIMCO All Asset (e)	2014		1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80
	2013		1,472	21.36 to 18.30	28,264	2.05 to 0.45	4.07	-0.55 to -2.13
	2012		1,772	21.48 to 18.70	34,575	2.05 to 0.45	4.58	14.13 to 12.31
	2011		1,756	18.82 to 16.65	30,376	2.05 to 0.45	6.52	1.20 to -0.40
	2010		1,850	18.60 to 16.72	31,947	2.05 to 0.45	7.07	12.20 to 10.42

Real Estate Securities Trust Series I	2014		1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25
	2013		1,090	37.01 to 31.66	39,699	1.90 to 0.45	1.78	-0.55 to -1.98
	2012		1,243	37.21 to 32.30	46,030	1.90 to 0.45	1.67	16.73 to 15.04
	2011		1,504	31.88 to 28.08	48,039	1.90 to 0.45	1.38	8.97 to 7.41
	2010		1,872	29.26 to 26.14	55,339	1.90 to 0.45	1.84	28.62 to 26.77

Real Estate Securities Trust Series II	2014		1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86
	2013		1,754	34.72 to 28.15	49,641	2.05 to 0.45	1.54	-0.83 to -2.40
	2012		2,118	35.01 to 28.84	61,982	2.05 to 0.45	1.47	16.56 to 14.70
	2011		2,549	30.03 to 25.14	65,291	2.05 to 0.45	1.23	8.75 to 7.02
	2010		3,033	27.62 to 23.49	72,145	2.05 to 0.45	1.63	28.29 to 26.26

Real Return Bond Trust Series II	2014		1,885	20.07 to 16.65	33,242	2.05 to 0.45	2.72	4.07 to 2.41
	2013		2,358	19.29 to 16.26	40,384	2.05 to 0.45	2.22	-9.83 to -11.26
	2012		3,373	21.39 to 18.32	64,818	2.05 to 0.45	1.56	8.09 to 6.37
	2011		3,909	19.79 to 17.23	70,205	2.05 to 0.45	3.61	11.36 to 9.60
	2010		4,727	17.77 to 15.72	77,016	2.05 to 0.45	10.80	8.18 to 6.46

Science & Technology Trust Series I	2014		4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77
	2013		4,874	21.43 to 15.81	96,526	1.90 to 0.45	0.00	42.89 to 40.83
	2012		5,715	15.00 to 11.23	78,992	1.90 to 0.45	0.00	9.95 to 8.36
	2011		6,739	13.64 to 10.36	84,728	1.90 to 0.45	0.00	-8.16 to -9.48
	2010		8,374	14.85 to 11.45	113,408	1.90 to 0.45	0.00	24.05 to 22.27

Science & Technology Trust Series II	2014		1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41
	2013		1,841	28.47 to 27.96	43,354	2.05 to 0.45	0.00	42.62 to 40.36
	2012		2,111	19.96 to 19.92	35,388	2.05 to 0.45	0.00	9.73 to 7.98
	2011		2,616	18.45 to 18.19	40,402	2.05 to 0.45	0.00	-8.39 to -9.84
	2010		3,165	20.46 to 19.86	53,799	2.05 to 0.45	0.00	23.83 to 21.86

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Short Term Government Income Trust Series I	2014	3,108	$13.00 to $12.15	$38,733	1.90% to 0.45%	1.96%	0.69% to -0.76%
	2013	3,808	12.91 to 12.24	47,590	1.90 to 0.45	1.82	-1.31 to -2.73
	2012	4,333	13.08 to 12.59	55,470	1.90 to 0.45	1.55	0.75 to -0.71
	2011	5,231	12.99 to 12.68	66,861	1.90 to 0.45	2.24	2.31 to 0.84
	2010	6,422	12.69 to 12.57	81,022	1.90 to 0.45	1.41	1.55 to 0.57

Short Term Government Income Trust Series II	2014	2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10
	2013	3,449	12.82 to 12.09	42,409	2.05 to 0.45	1.79	-1.51 to -3.07
	2012	4,262	13.02 to 12.47	53,831	2.05 to 0.45	1.33	0.55 to -1.05
	2011	5,381	12.95 to 12.60	68,363	2.05 to 0.45	2.31	2.10 to 0.49
	2010	5,947	12.68 to 12.54	74,874	2.05 to 0.45	1.24	1.43 to 0.34

Small Cap Growth Trust Series I	2014	31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92
	2013	31	20.46 to 19.57	629	1.55 to 0.80	0.00	41.87 to 34.84
	2012	37	14.31 to 13.80	534	1.55 to 0.80	0.00	15.53 to 14.67
	2011	34	12.39 to 12.03	425	1.55 to 0.80	0.00	-7.56 to -8.25
	2010	15	13.40 to 13.11	203	1.55 to 0.80	0.00	21.10 to 20.20

Small Cap Growth Trust Series II	2014	1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16
	2013	1,580	30.31 to 26.38	41,883	2.05 to 0.45	0.00	43.15 to 40.88
	2012	1,509	21.17 to 18.73	28,227	2.05 to 0.45	0.00	15.76 to 13.92
	2011	1,815	18.29 to 16.44	29,743	2.05 to 0.45	0.00	-7.43 to -8.90
	2010	1,880	19.76 to 18.04	33,604	2.05 to 0.45	0.00	21.16 to 19.24

Small Cap Index Trust Series I	2014	556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62
	2013	638	29.24 to 25.89	16,350	1.90 to 0.45	1.45	38.00 to 36.01
	2012	698	21.19 to 19.03	13,101	1.90 to 0.45	1.90	15.58 to 13.90
	2011	867	18.33 to 16.71	14,214	1.90 to 0.45	1.08	-4.93 to -6.30
	2010	1,068	19.29 to 17.83	18,602	1.90 to 0.45	0.51	25.80 to 23.99

Small Cap Index Trust Series II	2014	1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29
	2013	2,056	30.50 to 29.65	54,105	2.05 to 0.45	1.18	37.72 to 35.54
	2012	2,691	22.51 to 21.53	51,994	2.05 to 0.45	1.74	15.30 to 13.46
	2011	3,112	19.84 to 18.67	52,726	2.05 to 0.45	0.91	-5.07 to -6.57
	2010	3,570	21.23 to 19.67	64,425	2.05 to 0.45	0.28	25.53 to 23.54

Small Cap Opportunities Trust Series I	2014	1,508	37.30 to 31.50	49,883	1.90 to 0.45	0.05	1.92 to 0.46
	2013	1,891	36.60 to 31.36	61,924	1.90 to 0.45	0.56	39.53 to 37.52
	2012	999	26.23 to 22.80	23,627	1.90 to 0.45	0.00	16.32 to 14.63
	2011	1,177	22.55 to 19.89	24,200	1.90 to 0.45	0.09	-3.60 to -4.98
	2010	1,570	23.39 to 20.93	33,857	1.90 to 0.45	0.00	29.09 to 27.23

Small Cap Opportunities Trust Series II	2014	1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06
	2013	1,608	35.98 to 30.33	49,563	2.05 to 0.45	0.45	39.30 to 37.09
	2012	1,161	25.83 to 22.13	25,564	2.05 to 0.45	0.00	16.09 to 14.24
	2011	1,418	22.25 to 19.37	27,349	2.05 to 0.45	0.06	-3.76 to -5.28
	2010	1,697	23.12 to 20.45	34,524	2.05 to 0.45	0.00	28.76 to 26.72

Small Cap Value Trust Series I	2014	30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53
	2013	30	23.75 to 22.73	712	1.55 to 0.80	0.51	31.27 to 25.45
	2012	34	17.96 to 17.31	605	1.55 to 0.80	0.86	14.77 to 13.91
	2011	35	15.65 to 15.20	541	1.55 to 0.80	0.92	0.24 to -0.51
	2010	27	15.61 to 15.28	416	1.55 to 0.80	0.40	25.10 to 24.16

Small Cap Value Trust Series II	2014	1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79
	2013	1,703	29.47 to 25.65	44,414	2.05 to 0.45	0.39	32.41 to 30.31
	2012	1,814	22.26 to 19.69	36,243	2.05 to 0.45	0.59	14.98 to 13.15
	2011	2,404	19.36 to 17.40	42,339	2.05 to 0.45	0.58	0.39 to -1.20
	2010	2,769	19.28 to 17.61	49,174	2.05 to 0.45	0.15	25.36 to 23.38

Small Company Value Trust Series I	2014	1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78
	2013	1,745	40.59 to 33.04	62,667	1.90 to 0.45	1.60	31.02 to 29.14
	2012	2,066	30.98 to 25.59	57,164	1.90 to 0.45	0.24	15.77 to 14.10
	2011	2,555	26.76 to 22.42	61,601	1.90 to 0.45	0.53	-1.37 to -2.79
	2010	3,138	27.13 to 23.07	77,464	1.90 to 0.45	1.34	20.81 to 19.08

Small Company Value Trust Series II	2014	1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15
	2013	2,184	33.59 to 31.94	63,341	2.05 to 0.45	1.55	30.82 to 28.74
	2012	2,734	25.68 to 24.81	61,840	2.05 to 0.45	0.12	15.59 to 13.74
	2011	3,365	22.22 to 21.81	66,734	2.05 to 0.45	0.36	-1.64 to -3.20
	2010	3,908	22.59 to 22.53	79,850	2.05 to 0.45	1.16	20.61 to 18.70

Strategic Income Opportunities Trust Series I	2014	2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08
	2013	2,443	23.22 to 20.19	51,409	1.90 to 0.45	5.33	3.35 to 1.86
	2012	2,795	22.47 to 19.82	57,519	1.90 to 0.45	6.55	12.35 to 10.72
	2011	3,257	20.00 to 17.90	60,232	1.90 to 0.45	9.99	1.57 to 0.11
	2010	4,069	19.69 to 17.88	74,818	1.90 to 0.45	7.29	1.76 to 1.53

Strategic Income Opportunities Trust Series II	2014	2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71
	2013	2,798	23.08 to 19.77	56,410	2.05 to 0.45	5.13	3.14 to 1.50
	2012	3,198	22.37 to 19.48	63,288	2.05 to 0.45	6.38	12.10 to 10.31
	2011	3,621	19.96 to 17.66	64,718	2.05 to 0.45	9.94	1.43 to -0.18
	2010	4,426	19.68 to 17.69	78,798	2.05 to 0.45	20.62	15.00 to 13.18

Total Bond Market Trust B Series II	2014	5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Total Bond Market Trust B Series II	2013	6,319	$12.07 to $11.85	$75,350	2.10% to 0.45%	2.54%	-3.21% to -4.79%
	2012	11,124	12.47 to 12.44	138,532	2.10 to 0.45	4.56	-0.20 to -0.47

Total Bond Market Trust B Series NAV	2014	9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43
	2013	11,117	12.07 to 11.96	134,025	1.55 to 0.80	3.46	-3.22 to -3.94
	2012	10,629	12.47 to 12.46	132,524	1.55 to 0.80	5.79	-0.24 to -0.36

Total Return Trust Series I	2014	5,260	28.01 to 20.17	120,418	1.90 to 0.45	3.26	4.26 to 2.76
	2013	6,065	26.87 to 19.63	134,680	1.90 to 0.45	2.88	-2.47 to -3.87
	2012	7,524	27.55 to 20.42	173,281	1.90 to 0.45	1.91	8.00 to 6.43
	2011	8,767	25.51 to 19.18	189,221	1.90 to 0.45	4.10	3.45 to 1.96
	2010	11,096	24.66 to 18.81	234,959	1.90 to 0.45	2.38	7.16 to 5.62

Total Return Trust Series II	2014	7,250	22.91 to 17.16	138,687	2.05 to 0.45	2.94	3.99 to 2.34
	2013	9,213	22.03 to 16.77	173,637	2.05 to 0.45	2.62	-2.67 to -4.21
	2012	12,617	22.63 to 17.50	249,311	2.05 to 0.45	1.78	7.80 to 6.08
	2011	14,095	21.00 to 16.50	261,575	2.05 to 0.45	3.93	3.24 to 1.61
	2010	17,037	20.34 to 16.24	310,049	2.05 to 0.45	2.14	6.92 to 5.23

Total Stock Market Index Trust Series I	2014	888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37
	2013	835	20.32 to 20.20	14,853	1.90 to 0.45	1.40	32.80 to 30.89
	2012	875	15.52 to 15.21	11,817	1.90 to 0.45	1.50	14.98 to 13.32
	2011	940	13.70 to 13.23	11,170	1.90 to 0.45	1.19	-0.17 to -1.61
	2010	1,105	13.92 to 13.25	13,295	1.90 to 0.45	1.30	16.67 to 14.99

Total Stock Market Index Trust Series II	2014	1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04
	2013	1,604	26.24 to 25.42	36,728	2.05 to 0.45	1.17	32.49 to 30.39
	2012	1,905	19.81 to 19.50	33,349	2.05 to 0.45	1.29	14.70 to 12.87
	2011	2,152	17.27 to 17.27	33,256	2.05 to 0.45	1.00	-0.29 to -1.87
	2010	2,547	17.60 to 17.32	39,945	2.05 to 0.45	1.07	16.36 to 14.52

U.S. Equity Trust Series I	2014	6,093	18.07 to 17.38	107,450	1.90 to 0.45	1.40	10.53 to 8.94
	2013	7,022	16.35 to 15.96	113,145	1.90 to 0.45	1.60	27.65 to 25.82
	2012	8,094	12.81 to 12.68	103,128	1.90 to 0.45	2.06	2.46 to 1.45

U.S. Equity Trust Series II	2014	404	17.98 to 17.22	7,037	2.05 to 0.45	1.24	10.27 to 8.52
	2013	490	16.30 to 15.87	7,840	2.05 to 0.45	1.40	27.50 to 25.48
	2012	576	12.79 to 12.65	7,302	2.05 to 0.45	1.77	2.29 to 1.18

Ultra Short Term Bond Trust Series I	2014	728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56
	2013	806	12.25 to 11.95	9,849	1.55 to 0.80	1.69	-0.86 to -1.60
	2012	588	12.36 to 12.14	7,255	1.55 to 0.80	1.67	-0.27 to -1.02
	2011	255	12.39 to 12.27	3,160	1.55 to 0.80	2.66	-0.67 to -1.41
	2010	54	12.47 to 12.44	677	1.55 to 0.80	1.41	-0.20 to -0.47

Ultra Short Term Bond Trust Series II	2014	17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38
	2013	15,827	12.34 to 11.63	187,845	2.10 to 0.35	1.19	-0.61 to -2.34
	2012	9,950	12.42 to 11.91	120,203	2.10 to 0.35	1.01	0.02 to -1.73
	2011	10,258	12.42 to 12.12	125,370	2.10 to 0.35	1.98	-0.43 to -2.15
	2010	2,854	12.47 to 12.38	35,418	2.10 to 0.35	1.17	-0.23 to -0.95

Utilities Trust Series I	2014	650	35.09 to 33.07	19,899	1.90 to 0.45	2.93	12.08 to 10.47
	2013	706	31.31 to 29.94	19,526	1.90 to 0.45	1.93	20.02 to 18.30
	2012	820	26.09 to 25.31	19,070	1.90 to 0.45	3.54	13.14 to 11.50
	2011	987	23.06 to 22.70	20,484	1.90 to 0.45	3.51	6.17 to 4.65
	2010	1,163	21.72 to 21.69	22,951	1.90 to 0.45	2.23	13.41 to 11.78

Utilities Trust Series II	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13
	2013	494	47.33 to 41.38	20,043	2.05 to 0.45	1.71	19.81 to 17.91
	2012	600	39.50 to 35.09	20,613	2.05 to 0.45	3.27	12.85 to 11.05
	2011	819	35.01 to 31.60	25,253	2.05 to 0.45	3.47	6.10 to 4.42
	2010	908	32.99 to 30.27	26,637	2.05 to 0.45	2.11	13.11 to 11.32

Value Opportunities (e)	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09
	2013	84	97.54 to 25.03	4,387	1.90 to 1.40	0.37	40.22 to 39.52
	2012	99	69.56 to 17.94	3,631	1.90 to 1.40	0.29	11.73 to 11.17
	2011	111	62.26 to 16.14	3,696	1.90 to 1.40	0.22	-3.90 to -4.38
	2010	143	64.78 to 16.88	4,893	1.90 to 1.40	0.36	26.71 to 26.08

Value Trust Series I	2014	2,627	42.42 to 30.53	88,765	1.90 to 0.45	0.45	9.33 to 7.76
	2013	3,191	38.80 to 28.33	99,907	1.90 to 0.45	0.78	34.79 to 32.85
	2012	3,841	28.79 to 21.32	88,496	1.90 to 0.45	0.80	16.89 to 15.20
	2011	4,433	24.63 to 18.51	88,764	1.90 to 0.45	1.06	0.53 to -0.92
	2010	5,104	24.50 to 18.68	104,428	1.90 to 0.45	0.98	21.67 to 19.92

Value Trust Series II	2014	920	39.01 to 37.60	28,391	2.05 to 0.45	0.26	9.12 to 7.39
	2013	1,099	36.33 to 34.46	31,853	2.05 to 0.45	0.62	34.50 to 32.36
	2012	1,216	27.44 to 25.62	26,654	2.05 to 0.45	0.62	16.65 to 14.79
	2011	1,384	23.91 to 21.96	26,358	2.05 to 0.45	0.84	0.38 to -1.21
	2010	1,628	24.20 to 21.88	31,318	2.05 to 0.45	0.77	21.41 to 19.49

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.

(g)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

(h)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

(i)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.

(j)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

(k)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

(l)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

(m)	Sub-account available in prior year but no activity.

(n)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

(o)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(p)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

*     *     *     *     *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

	(1)	(i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002 (the “Pre-Effective Amendment”)

	(2)	Agreements for custody of securities and similar investments—Not Applicable.

	(3)	(i)	Underwriting Agreement dated August 10, 1995— Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

		(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4)	(a)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating Incorporated by reference to Pre-effective Amendment #2 to this registration statement filed on Form N-4, filed on December 26, 2007.

	(b)	Form of Specimen Income Plus for Life Rider—Incorporated by reference to Exhibit 4(i)(B) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.

	(c)	Form of Specimen Income Plus for Life—Joint Life Rider–Incorporated by reference to Exhibit 4(i)(C) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.

	(d)	Form of Specimen Annual Step Death Benefit Rider - Incorporated by reference to Exhibit 4(i)(G) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.

	(e)	Form of Specimen Income Plus for Life single-life Rider (BR001Q.07), incorporated by reference to Exhibit 24(b)(4)(e) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146698, filed on April 30, 2009.

	(f)	Form of Specimen Income Plus for Life single-life Rider (BR001NQ.07), incorporated by reference to Exhibit 24(b)(4)(f) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146698, filed on April 30, 2009.

	(g)	Form of Specimen Income Plus for Life joint-life Rider (BR002Q.07), incorporated by reference to Exhibit 24(b)(4)(g) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146698, filed on April 30, 2009.

	(h)	Form of Specimen Income Plus for Life joint-life Rider (BR002NQ.07), incorporated by reference to Exhibit 24(b)(4)(h) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146698, filed on April 30, 2009.

(5)	(a)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating. Incorporated by reference to Pre-effective Amendment #2 to this registration statement filed on Form N-4, filed on December 26, 2007.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, File no. 333-70728, filed May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(v) to Form N-4, File no. 333-70728, filed May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered.

(a)

Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	(i)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

		(ii)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(b)	(i)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(c)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

		(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(iii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to this registration statement on Form N-4, file no. 333-146698, filed February 7, 2008.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	Schedules of computation,—Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule—NOT APPLICABLE.

(15)	(a)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen- Incorporated by reference to Exhibit 24(b)(15)(a) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-146698, filed on April 30, 2010.

	(b)	Power of Attorney for Steven Finch—Incorporated by reference to Exhibit 24(b)(15)(b) to Post-Effective Amendment No. 5 to this Registration Statement, File no. 333-146698, filed August 23, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(c) to Post-Effective Amendment No. 7 to this Registration Statement, filed on May 2, 2011.

	(d)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(d) to Post-Effective Amendment No. 9 to this Registration Statement, File No. 333-146698, filed on April 30, 2012.

	(e)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(e) to Post-Effective Amendment No. 11 to this Registration Statement, File No. 333-146698, filed on April 26, 2013.

(f)

Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(f) to Post-Effective

Amendment No. 14 to this Registration Statement, File No. 333-146698, filed on April 28, 2014.

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
John C.S. Anderson	Senior Vice President
Andrew G. Arnott*	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
H. Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Timothy Ramza*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
James Bacharach*	Vice President
William Ball	Vice President
William D. Bertrand	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Rick A. Carlson*	Vice President
Brian Collins†	Vice President
Paul M. Crowley	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Gerald C. Hanrahan, Jr.	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jeffrey Packard***	Vice President
Frank O’Neill*	Vice President
Daragh O’Sullivan***	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Susan Simi	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Linda A. Watters*	Vice President
Jeffery Whitehead*	Vice President
Brent Wilkinson†	Vice President
Henry Wong***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Leo Zerilli*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the

Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2014 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2014

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Western Holdings Limited Partnership(3) (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.7%
60%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2014 For External Use (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated. Indirect Control Direct Control

Item 27. Number of Contract Owners.

As of March 31, 2015, there were 1,510 qualified and 1,160 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steven Finch***, James C. Hoodlet***, George Revoir*, Alan Seghezzi *** and Christopher Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

None.

Item 32. Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 27th day of April, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(Registrant)

BY:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 27th day of April, 2015.

Signature	Title

/s/ Craig Bromley	Chairman and President
Craig Bromley	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Michael Doughty

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm